CIGNA Funds Group

                            Balanced Fund (sub-advised by Wellington Management)

                                            Large Cap Growth/Morgan Stanley Fund

                                        Large Cap Value/John A. Levin & Co. Fund

                                                           S&P 500(R) Index Fund

                                               Small Cap Growth/TimesSquare Fund

                                   Small Cap Value/Perkins, Wolf, McDonnell Fund

                                        International Blend/Bank of Ireland Fund

                                                 TimesSquare Core Plus Bond Fund

                                                               Semiannual Report
                                                                   June 30, 2003

[LOGO] CIGNA Financial Services

Fund Name Change
Effective May 1, 2002, the name of the Small Cap Value/Berger(R) Fund was changed to Small Cap Value/Perkins, Wolf, McDonnell Fund.

Dear Shareholders,

Our commentary for the six months ended June 30, 2003 follows.

The Economy

The economy continued to expand at a below-average pace during the second quarter, constituting the seventh consecutive quarter of economic growth since the 2001 recession. However, the average inflation-adjusted growth in GDP (Gross Domestic Product) over this period has only been approximately 2.5% - well below the normal historical economic recovery. Economic growth remains imbalanced, with strength in housing, consumer spending, and government expenditures, and weakness in nonresidential fixed investment, exports, and manufacturing. The core consumer inflation rate remains in the vicinity of 1.5%, while corporate profits appear to be growing at an 8% to 10% year-over-year rate during the first six months of this year. Inflation, corporate profits, and real wages continue to benefit from the record increases in labor productivity.

Financial Market Review

The second quarter was an excellent one for long-term financial assets - particularly the equity markets, but for fixed income markets as well. In general, risky assets performed better than more conservative, defensive financial assets. Global equities registered their biggest quarterly gains since 1998, led by a sharp recovery in the technology sector. The NASDAQ Composite increased by 21.45% in the quarter, while the S&P 500 Index registered a gain of 15.40%, which was the eighth-largest quarterly increase since 1945. The Lehman Brothers Aggregate Bond Index gained 2.50% in the quarter, while the Lehman Brothers High Yield Corporate Bond Index registered a total return of 10.11%. The equity market exhibited excellent breadth with nearly 95% of the individual stocks within the S&P 500 Index showing a gain for the quarter.

For the six months ended June 30, 2003, the total return on the S&P 500 Index was 11.77%, compared with a total return of 3.93% for the Lehman Brothers Aggregate Bond Index and a 7.32% total return on investment-grade corporate bonds (Lehman Brothers U.S. Credit Index). Within the global fixed income markets, emerging market debt (J.P. Morgan Emerging Market Bonds Plus Index) and high-yield corporate bonds (Lehman Brothers High Yield Bond Index) produced the best total returns by far on a year-to-date basis, with total returns from each market in excess of 18%. The six-month total return for the small capitalization Russell 2000 Index was 17.88%.

There were five major developments during the quarter that contributed to the excellent performance results of equities and speculative-grade bonds. The most important was the successful military campaign in Iraq, which ended early in the quarter. The four other notable positives include: (1) better-than-expected first quarter corporate earnings reported during April and May. Operating results for the companies in the S&P 500 Index exceeded investor expectations, as earnings increased 12% on a 10% increase in sales; (2) passage of the 2003 Tax Bill, which incorporates a sharp reduction in taxes on corporate dividends and other pro-growth tax incentives; (3) further indications by the Federal Reserve that monetary


                                                                               -
policy would remain accommodative for an extended period; and (4) more widespread evidence that an acceleration in economic growth was imminent.

Sincerely,

/s/ Richard H. Forde

Richard H. Forde
Chairman of the Board and President
CIGNA Funds Group

Note: This commentary is not part of the Semiannual Report to Shareholders.


                                                                               -

CIGNA Funds Group Funds Table of Contents

To assist you in using this report to shareholders, listed below is a Table of Contents and description of the various sections.

-------------------------------------------------------------------------
                                                    Fund      Schedule of
Fund                                             Summary      Investments
-------------------------------------------------------------------------
Balanced Fund (sub-advised by
Wellington Management)                                 4               20
-------------------------------------------------------------------------
Large Cap Growth/Morgan Stanley Fund                   6               24
-------------------------------------------------------------------------
Large Cap Value/John A. Levin & Co. Fund               8               26
-------------------------------------------------------------------------
S&P 500(R) Fund                                       10               28
-------------------------------------------------------------------------
Small Cap Growth/TimesSquare Fund                     12               35
-------------------------------------------------------------------------
Small Cap Value/Perkins, Wolf, McDonnell Fund         14               37
-------------------------------------------------------------------------
International Blend/Bank of Ireland Fund              16               39
-------------------------------------------------------------------------
TimesSquare Core Plus Bond Fund                       18               41
-------------------------------------------------------------------------

FUND SUMMARIES                                                                 4

A summary of each Fund's performance record and portfolio composition, and commentary from the Fund's investment manager. Note: These Fund Summaries are not part of the Semiannual Report to Shareholders.

SCHEDULES OF INVESTMENTS                                                      20

A listing of securities in each Fund's portfolio as of June 30, 2003.

STATEMENTS OF ASSETS AND LIABILITIES                                          45

A "balance sheet" of a Fund as of the last day of the fiscal period. It includes the Fund's Class-level Net Asset Values (NAVs) per share, calculated by dividing the Fund's Class-level net assets (assets minus liabilities) by the number of Class-level shares outstanding.

STATEMENTS OF OPERATIONS                                                      46

These statements list each Fund's income, expenses, and gains and losses on securities and currency transactions, and appreciation or depreciation from portfolio holdings.

STATEMENTS OF CHANGES IN NET ASSETS                                           47

These statements report the increase or decrease in each Fund's net assets during the reporting period. Changes in net assets may be due to a variety of factors, including investment operations, dividends, distributions and capital share transactions.

FINANCIAL HIGHLIGHTS                                                          49

For each Fund's share class outstanding, this section includes a table showing a per share breakdown of the factors that affect a Fund's NAV for the current and past reporting periods. In addition, total return, asset size, expense and income ratios and portfolio turnover rate are shown for each Fund class.

NOTES TO FINANCIAL STATEMENTS                                                 55

The notes to financial statements include a description of the significant accounting policies of the Funds, and more detailed information about the schedules and tables that appear in the report.


                                                                               -

Balanced Fund (sub-advised by Wellington Management)

JUNE 30, 2003

-------------------------------------------------------------------------
FUND SUMMARY
-------------------------------------------------------------------------
OBJECTIVE AND STRATEGY
Seeks a high total return through capital appreciation and current income by investing principally in equity and fixed income securities.

FUND INCEPTION DATE                                                   01/20/2000

TOTAL NET ASSETS                                                   $14.5 million

NUMBER OF SECURITIES
IN THE PORTFOLIO                                                             169

INVESTMENT MANAGER                                     Wellington Management LLP

-------------------------------------------------------------
FUND PROFILE
JUNE 30, 2003 (Unaudited)
-------------------------------------------------------------

-------------------------------------------------------------
  Ten Largest Positions                       % of Net Assets
-------------------------------------------------------------
    Ginnie Mae                                          12.5%
-------------------------------------------------------------
    Fannie Mae                                            4.0
-------------------------------------------------------------
    Citigroup, Inc.                                       3.1
-------------------------------------------------------------
    U.S. Treasury                                         3.0
-------------------------------------------------------------
    Exxon Mobil Corp.                                     2.9
-------------------------------------------------------------
    Washington Mutual, Inc.                               2.2
-------------------------------------------------------------
    Bank of America Corp.                                 2.2
-------------------------------------------------------------
    SBC Communications, Inc.                              2.0
-------------------------------------------------------------
    Wells Fargo & Co.                                     2.0
-------------------------------------------------------------
    National City Corp.                                   1.9
-------------------------------------------------------------
  Ten Largest Sectors                         % of Net Assets
-------------------------------------------------------------
    Financial                                           21.3%
-------------------------------------------------------------
    U.S Government & Agencies                            19.4
-------------------------------------------------------------
    Communications & Media                               11.5
-------------------------------------------------------------
    Oil & Gas                                             8.6
-------------------------------------------------------------
    Utilities                                             5.7
-------------------------------------------------------------
    Retail                                                4.4
-------------------------------------------------------------
    Insurance                                             4.3
-------------------------------------------------------------
    Technology                                            2.6
-------------------------------------------------------------
    Food and Beverages                                    2.1
-------------------------------------------------------------
    Pharmaceuticals                                       1.9
-------------------------------------------------------------
  Fund Composition                            % of Net Assets
-------------------------------------------------------------
    Bonds                                                 35%
-------------------------------------------------------------
    Common stocks                                          62
-------------------------------------------------------------
    Short-term investments                                  6
-------------------------------------------------------------
    Liabilities in excess of other assets                 (3)
-------------------------------------------------------------

INVESTMENT MANAGER COMMENTARY

Stories of the conflict in Iraq and the spread of the SARS virus competed with economic concerns for investor attention during the first quarter of 2003. From the start of the conflict, market performance was closely linked to events in Iraq, as investor sentiment appeared to follow the progress of U.S. forces in the country. The Lehman Brothers Aggregate Bond Index gained 1.39% for the first quarter, while the S&P 500 Index lost 3.15%. During the first quarter, growth outperformed value. The Russell 1000 Value Index return of -4.86% underperformed the Russell 1000 Growth Index return of -1.07% by roughly 380 basis points.

The rally that began in March continued throughout the second quarter. Several themes dominated. First, fiscal, monetary, and dollar policy all have become aggressively stimulative as the U.S. economy and capital markets try to achieve normalcy. The U.S. equity market finally became more hopeful and cast off its despair during the period, shrinking stocks' risk premiums in the process. Lastly, the dividend tax legislation appears to have nudged holders of money market funds and similar low-yielding fixed instruments toward better alternatives.

Within fixed income, investors clearly favored riskier assets over Treasuries, as optimism for a second-half economic recovery grew. At the extreme end of the risk spectrum, high yield and emerging markets debt performed particularly well, as each sector posted double-digit gains during the quarter, while the high-quality Lehman Brothers Aggregate Bond Index gained 2.5% for the second quarter and 3.93% for the first six months of the year.

In the first quarter, the equity component of the Fund benefited from strong stock selection in consumer discretionary, including top contributors Comcast and Nike. Other sectors where we had positive stock selection were health care, led by top contributors Beckman Coulter and Pharmacia; financials, where Washington Mutual helped performance during the quarter; and industrials, spurred by Caterpillar. The strong stock selection in the above sectors was somewhat offset by poorer picks in telecommunications and energy. On an absolute basis, SBC Communications, Stanley Works, and Hartford Financial Services were the largest detractors from performance during the period.

In the equity component during the second quarter, holdings in materials, information technology and the consumer discretionary sector were the largest contributors to performance, while holdings in health care and utilities detracted the most from relative results. Stocks that contributed the most to relative results during the quarter were semiconductor manufacturer Teradyne, discount retailer Dollar General and insurance and financial services provider Hartford Financial Services.


-
4

Owning Fannie Mae, which lagged the Index, hurt performance.

Regarding the bond segment of the portfolio, during the first quarter the corporate sector of the bond market benefited from low interest rates, improving company balance sheets, and strong demand for corporate issuers. The Lehman Brothers U.S. Credit Index outperformed duration-equivalent Treasuries by 130 basis points in the first quarter. This strong performance was broad-based, with all major sectors outperforming. Lower quality issues outperformed their higher quality counterparts. The utility sector performed particularly well, as the market reacted favorably to the efforts of a number of major issuers to strengthen their balance sheets. Mortgage-backed securities outperformed duration-equivalent Treasuries during the first quarter, thanks to a decline in interest rate volatility and continued demand from investors seeking liquid, high quality bonds.

During the second quarter within the Fund's fixed income segment, the U.S. credit sector had another strong quarter, mortgage-backed securities performed in line with Treasuries and the collateral-backed sector slightly outperformed comparable-duration Treasuries.

We believe that the economy eventually will respond to the flood of stimuli, and that a better tone and higher prices in the equity markets in turn may help support capital spending. Although the economy's rate of expansion in the first half of the year was sluggish, we anticipate a shift to a higher growth rate during the second half of this year.

Within the equity portion, the Fund has two themes to highlight. First, the Fund has lengthened its time horizon with some stocks in anticipation of a recovery or a new cycle of positive economic activity. Second, given recent dividend tax legislation, the Fund has added selected higher-yielding stocks, such as ChevronTexaco.

Within the fixed income portion, the Fund is now neutral to slightly short duration relative to the benchmark. It continues to overweight the mortgage sector, structured to emphasize pre-payment protection, and is still overweight the corporate sector, seeking value in lower-quality companies that should benefit from an improving economy. Finally, the Government sector remains an underweight position.

PERFORMANCE

Returns for the six months ended June 30, 2003 were:

Institutional Class                                          8.57%
Premier Class                                                8.46
Retail Class                                                 8.37
S&P 500(R) Index                                            11.77
Balanced Composite
 (60% Russell 1000 Value/40% Lehman Brothers
 Aggregate Bond)                                             8.58
Lipper Balanced Funds Average                                8.65

Note: This Fund Summary is not part of the Semiannual Report to Shareholders.


                                                                               -

Large Cap Growth/Morgan Stanley Fund

JUNE 30, 2003

--------------------------------------------------------------------------------
FUND SUMMARY
--------------------------------------------------------------------------------
OBJECTIVE AND STRATEGY
Seeks long-term capital appreciation by investing principally in equity securities of U.S. and, to a limited extent, foreign companies that exhibit strong or accelerating earnings growth.

FUND INCEPTION DATE                                                   01/20/2000

TOTAL NET ASSETS                                                   $11.5 million

NUMBER OF SECURITIES
IN THE PORTFOLIO                                                              98

INVESTMENT MANAGER                                     Morgan Stanley Investment
                                                                 Management Inc.

-------------------------------------------------------------
FUND PROFILE
JUNE 30, 2003 (Unaudited)
-------------------------------------------------------------

-------------------------------------------------------------
  Ten Largest Positions                       % of Net Assets
-------------------------------------------------------------
    Microsoft Corp.                                      6.9%
-------------------------------------------------------------
    Pfizer, Inc.                                          5.6
-------------------------------------------------------------
    General Electric Co.                                  3.8
-------------------------------------------------------------
    Citigroup, Inc.                                       3.7
-------------------------------------------------------------
    Wal-Mart Stores, Inc.                                 3.3
-------------------------------------------------------------
    Intel Corp.                                           2.8
-------------------------------------------------------------
    Cisco Systems, Inc.                                   2.5
-------------------------------------------------------------
    Johnson & Johnson                                     2.4
-------------------------------------------------------------
    Amgen, Inc.                                           2.3
-------------------------------------------------------------
    Procter & Gamble Co.                                  2.0
-------------------------------------------------------------
  Ten Largest Sectors                         % of Net Assets
-------------------------------------------------------------
    Pharmaceuticals                                     13.4%
-------------------------------------------------------------
    Retail                                               11.3
-------------------------------------------------------------
    Software                                             10.3
-------------------------------------------------------------
    Semiconductors                                        7.6
-------------------------------------------------------------
    Financial                                             6.3
-------------------------------------------------------------
    Health Care                                           6.2
-------------------------------------------------------------
    Manufacturing                                         5.7
-------------------------------------------------------------
    Media                                                 5.4
-------------------------------------------------------------
    Telecommunications                                    5.1
-------------------------------------------------------------
    Food & Beverages                                      4.0
-------------------------------------------------------------
  Fund Composition                            % of Net Assets
-------------------------------------------------------------
    Common stocks                                         97%
-------------------------------------------------------------
    Short-term investments                                  2
-------------------------------------------------------------
   Other assets less liabilities                            1
-------------------------------------------------------------

INVESTMENT MANAGER COMMENTARY

The first quarter began under a continued cloud of global uncertainty. Once it became clear that diplomacy would not resolve the Iraq situation and war was imminent, the market rallied as many sidelined investors decided to participate. From that point on, day-to-day market volatility appeared to be highly correlated to the latest war report. Although the commencement of the war in Iraq eliminated one major uncertainty hampering the markets, there was little clarity on the economic impact.

Manufacturing activity slowed during the first quarter with a reduction in auto output and a lack of new business spending. The Institute for Supply Management reported that production dropped to its lowest level since October 2001. Consumer sentiment improved during February and March, but remained historically low. Energy prices increased substantially during the first quarter and remained high longer than expected. Against this backdrop, the S&P 500 Index returned -3.15% for the first quarter.

Growth and value stocks rose significantly for the second quarter across the capitalization spectrum. A quick and successful military campaign in Iraq removed one significant issue overhanging the market. In addition, the majority of companies produced first quarter earnings that exceeded estimates. Government passage of tax relief legislation and low interest rates made common stock investing more appealing. During the second quarter, Consumer Sentiment, as measured by the University of Michigan, advanced from a level of 77.6 to 87. The Institute of Supply Management manufacturing index improved over the quarter as well. New orders expanded and production increased.

The encouraging news is that the economy is improving. The discouraging news is that we are not seeing the economy improve as much as had been expected. Companies still appear reluctant to spend, despite their higher earnings. Unemployment claims are still high as a result. Despite the mixed picture in the second quarter, both retail and institutional investors seemed focused on a second-half recovery and drove the market higher. Against this backdrop, the S&P 500 Index returned 15.40% and the Lipper Large Cap Growth Funds Index returned 13.51% for the second quarter.

The Fund underperformed its benchmarks for the first half, primarily due to stock selection; however, sector allocations were a meaningful detractor as well. The Fund's health care position had the most significant negative impact, as weak performance of individual holdings and a substantial overweight detracted from relative results. Stock selection was weakest in the information technology sector, although this was partially offset by the positive impact of the portfolio's large technology overweight. Stock selection in the industrials sector was also a


-
6
significant factor in the portfolio's underperformance. A number of our industrial holdings lagged the Index sector return.

Stock selection among consumer discretionary stocks and consumer staples stocks detracted from relative return for the second quarter, as did the portfolio's zero weighting in utility stocks.

Recoveries in the economy and markets tend not to be linear, and this recovery is no exception. Despite mixed news on the economic front, we continue to believe that the economic recovery will continue. We see positive developments in media, some areas of technology and early-stage manufacturing that confirm this belief. So far, the pre-announcement season for second quarter earnings has been favorable, with negative announcements running at a ratio of two to one versus historical long-term averages of three to one. As a result, we continue to seek, at the margin, to add to the portfolio names that are levered to recovery.

PERFORMANCE

Returns for the six months ended June 30, 2003 were:

Institutional Class                                                     10.58%
Premier Class                                                           10.45
Retail Class                                                            10.34
S&P 500(R) Index                                                        11.77
Russell 1000 Growth Index                                               13.09
Lipper Large-Cap Growth Funds Average                                   12.25

Note: This Fund Summary is not part of the Semiannual Report to Shareholders.


                                                                               -

Large Cap Value/John A. Levin & Co. Fund

JUNE 30, 2003

--------------------------------------------------------------------------------
FUND SUMMARY
--------------------------------------------------------------------------------
OBJECTIVE AND STRATEGY
Seeks long-term capital appreciation by investing principally in common stocks of large U.S. companies with a market capitalization above $5 billion deemed, at the time of purchase, to be undervalued relative to their present and/or future prospects and after the stocks have declined from recent highs.

FUND INCEPTION DATE                                                   01/20/2000

TOTAL NET ASSETS                                                   $19.8 million

NUMBER OF SECURITIES
IN THE PORTFOLIO                                                              71

INVESTMENT MANAGER                                     John A. Levin & Co., Inc.

-------------------------------------------------------------
FUND PROFILE
JUNE 30, 2003 (Unaudited)
-------------------------------------------------------------

  Ten Largest Positions                       % of Net Assets
-------------------------------------------------------------
    Pfizer, Inc.                                         3.5%
-------------------------------------------------------------
    Citigroup, Inc.                                       2.8
-------------------------------------------------------------
    Bank of New York, Inc.                                2.7
-------------------------------------------------------------
    Bank of America Corp.                                 2.5
-------------------------------------------------------------
    Exxon Mobil Corp.                                     2.4
-------------------------------------------------------------
    General Electric Co.                                  2.2
-------------------------------------------------------------
    Microsoft Corp.                                       2.2
-------------------------------------------------------------
    du Pont (E.I.) de Nemours & Co.                       2.1
-------------------------------------------------------------
    BellSouth Corp.                                       2.1
-------------------------------------------------------------
    Hancock (John) Financial Services, Inc.               2.0
-------------------------------------------------------------
  Ten Largest Sectors                         % of Net Assets
-------------------------------------------------------------
    Banks                                               10.3%
-------------------------------------------------------------
    Manufacturing                                         8.9
-------------------------------------------------------------
    Food & Beverages                                      7.0
-------------------------------------------------------------
    Insurance                                             6.8
-------------------------------------------------------------
    Oil & Gas                                             6.8
-------------------------------------------------------------
    Pharmaceuticals                                       5.5
-------------------------------------------------------------
    Media                                                 5.2
-------------------------------------------------------------
    Telecommunications                                    5.1
-------------------------------------------------------------
    Financial                                             5.1
-------------------------------------------------------------
    Aerospace & Defense                                   5.0
-------------------------------------------------------------
  Fund Composition                            % of Net Assets
-------------------------------------------------------------
    Common stocks                                         95%
-------------------------------------------------------------
    Short-term investments                                  5
-------------------------------------------------------------

INVESTMENT MANAGER COMMENTARY

Without doubt, the major change during the first quarter of 2003 was the commencement of the war in Iraq. Besides the war, the most important question on the minds of investors continues to be the timing and nature of a recovery in our domestic economy. In our many conversations with corporate managements, two themes emerge. First, there is limited potential for top line-growth. Second, companies continue to experience pressure on profit margins.

The second quarter saw equities rebound and was the strongest three-month period since the fourth quarter of 1998. Many elements sparked renewed investor confidence, including lower interest rates, improved tax treatment of dividends for individuals, the Government's strong commitment to economic expansion and the decline of the dollar. The advance was broad based; 470 of the 500 S&P stocks advanced, as did all sectors. Still, a number of crosscurrents posed fundamental challenges to corporate profitability. This is separate from larger macro issues of the sustainability of low interest rates and the difficulties posed by the military occupation in Iraq.

Many companies continue to face margin pressure and have difficulty raising prices to offset increases in raw materials costs. Labor costs have been controlled, however, as unemployment remains high across all segments of the workforce. Overcapacity remains an issue in many sectors, but strategic mergers and consolidation could help correct imbalances between capacity and demand. We believe that both the bull market of the 1980s and 1990s and the bear market of the past three years are over and the markets will remain within a broad trading range for some time.

Contributing to the Fund's performance during the first quarter were Williams Companies and Burlington Resources, two of the top three best-performing securities. Williams settled its lawsuit with the State of California and made progress toward the sale or joint venture of its EMT business, and Burlington Resources benefited from the rise in oil prices. AON reported record earnings for the fourth quarter and showed positive results in the property and casualty area. Investors grew more confident that Pfizer's merger with Pharmacia will be completed and create valuable synergies for the drug company. General Electric benefited from the upturn in its short cycle businesses, which pushed up the stock's price.

Conversely during the first quarter, UNUMProvident remained under pressure due to its lowered credit rating and restatement of earnings for the last three years. Tyco's accounting issues continued during the first quarter, causing the price to decline. The questions focused on its fire and safety subsidiary, one of its largest divisions. Accenture's stock price fell this quarter after layoffs signaled continued weakness in its consulting business. Bristol-Myers struggled after restating its earnings back to


-
8

1997 and warning investors about patent expirations that may impact forecasted earnings growth. CIT announced that its business may not pick up as quickly as expected. The troubled airline industry may also have stressed the stock, as CIT provides a significant amount of financing to this industry.

The Fund's performance was strong during the second quarter, both on an absolute and a relative basis. CIT Group announced a profit in April, which helped push up its stock price. Low interest rates helped the financial services sector generally, and The Bank of New York also saw trading activity increase. McDonald's was a top contributor as well, as new management implemented a strategy of simplifying the menu with healthier fare and increased spending on existing stores. Tyco was removed from credit watch in May, and management made efforts to increase investor confidence by continuing to clean up the firm's financial statements, which caused its shares to advance. Williams also had a very strong quarter. It reached a settlement in the California Federal Energy Regulatory Commission (FERC) litigation, which resolved much of its liquidity issues. The company is now refocused on fundamentals.

Detracting from returns during the second quarter was Altria, which we sold at a loss to control risk when the company's financial stability appeared uncertain due to recent tobacco litigation. Northrop Grumman also had a disappointing quarter as concerns surfaced relating to its pension liabilities and its liability in the TRW lawsuit. HCA ' s price dropped after others in the industry experienced problems. Finally, Procter & Gamble stock dropped slightly due to concerns over their acquisition strategy.

PERFORMANCE

Returns for the six months ended June 30, 2003 were:

Institutional Class                                                     11.47%
Premier Class                                                           11.35
Retail Class                                                            11.26
S&P 500(R) Index                                                        11.77
Russell 1000 Value Index                                                11.57
Lipper Large-Cap Value Funds Average                                    10.75

Note: This Fund Summary is not part of the Semiannual Report to Shareholders.


                                                                               -

S&P 500(R) Index Fund

JUNE 30, 2003

--------------------------------------------------------------------------------
FUND SUMMARY
--------------------------------------------------------------------------------
OBJECTIVE AND STRATEGY
Seeks long-term growth of capital by investing principally in common stocks of companies in the Standard & Poor's 500(R) Composite Stock Price Index.

FUND INCEPTION DATE                                                 07/01/1997 -
                                                             Institutional Class
                                                                    01/21/2000 -
                                                      Premier and Retail Classes

TOTAL NET ASSETS                                                  $155.4 million

NUMBER OF SECURITIES
IN THE PORTFOLIO                                                             538

INVESTMENT MANAGER                                           TimesSquare Capital
                                                                Management, Inc.
-------------------------------------------------------------
FUND PROFILE
JUNE 30, 2003 (Unaudited)
-------------------------------------------------------------

  Ten Largest Positions                       % of Net Assets
-------------------------------------------------------------
    General Electric Co.                                 2.9%
-------------------------------------------------------------
    Microsoft Corp.                                       2.8
-------------------------------------------------------------
    Pfizer, Inc.                                          2.8
-------------------------------------------------------------
    Exxon Mobil Corp.                                     2.5
-------------------------------------------------------------
    Wal-Mart Stores, Inc.                                 2.4
-------------------------------------------------------------
    Citigroup, Inc.                                       2.3
-------------------------------------------------------------
    Johnson & Johnson                                     1.6
-------------------------------------------------------------
    American International Group, Inc.                    1.5
-------------------------------------------------------------
    International Business Machines Corp.                 1.4
-------------------------------------------------------------
    Intel Corp.                                           1.4
-------------------------------------------------------------
  Fund Composition                            % of Net Assets
-------------------------------------------------------------
    Common stocks                                         93%
-------------------------------------------------------------
    Short-term investments*                                 7
-------------------------------------------------------------

*At June 30, 2003, the Fund was long 40 S&P(R) 500 futures contracts.

INVESTMENT MANAGER COMMENTARY

Economic touchstones which had provided hope of an improving recovery at year end grew decidedly weaker over the first three months of the year. Financial markets closely followed the course of Operation Iraqi Freedom. Uncertainties were compounded by the deterioration of the western alliance and the realization that the U.S./U.K. "coalition of the willing" would have to act in defiance of France, Germany, Russia and the U.N. The promotion of a shock and awe campaign by coalition forces promising early resolution to the conflict left investors relieved when war finally commenced in mid-March. However, by the quarter's end, Turkey's broken promise to provide a northern access route to Iraq and the inflammatory nature of real-time network war coverage had instead generated expectations for a messy and prolonged engagement.

Financial markets received psychological boosts from a number of directions in the second quarter. U.S. and coalition forces achieved a decisive victory in Iraq and turned their attention to instituting a provisional civil authority to oversee the transition. President Bush declared an end to "major" hostilities, although a clean end to the conflict has been elusive. Congress passed the president's 2003 tax cut initiative. The SARS epidemic, which had been perceived as a world threat earlier in the year, received unprecedented international coordinated attention and was brought under control. In an unusual step, Federal Reserve (Fed) chairman Alan Greenspan acknowledged the threat of deflation, declared formal steps to guard against it, and suggested that the Fed would tolerate and even welcome moderate inflation.

Equity markets retreated, intermediate rates fell and the dollar weakened through mid-March as the lack of U.N. resolve left questionable the U.S. course of action related to Iraq. These trends reversed dramatically during the first two weeks of engagement in anticipation of an early success, and then reversed again during the final week of March on concerns of a longer U.S. presence in Iraq. By quarter's end, total return for the S&P 500(R) Index was -3.15%.

In the second quarter, equity market participants, buoyed by improving confidence indicators and better-than-expected reported earnings announcements, drove stock indexes to their best quarterly return in three and a half years. AMG Data Services (which provides information on mutual fund cash flows) reported that investors, anticipating a second-half acceleration in earnings, poured nearly $33 billion into stock mutual funds in the second quarter. The average diversified U.S. stock fund returned 16.82% during the period according to Lipper Analytics. Among large capitalization companies, value (+18.84%) outperformed growth (+12.17%), as measured by representative S&P/Barra indexes. The best-performing industries for the three months included employment services, computer & elec-


--
10
tronics, tobacco and utilities, which all returned more than 48%. Health care facilities, the principal loser, gave back 19%.

Despite increases in the number of companies reporting improved corporate earnings and cash flow, results continue to be mixed and top-line growth weak. Unemployment has now increased to a nine-year high of 6.4%. The effectiveness of the 2003 tax cut in stimulating new capital investment by business owners may be slow to emerge. We continue to foresee slow, steady growth in an economy that is subject at once to both substantial sources of stimulus but also to a number of influences that do not allow the traditional business cycle to play out, not the least of which is the growth in overseas outsourcing.

The recent advance in equity markets reflects anticipation of a broadening and acceleration in earnings growth over the remainder of the year and therefore is susceptible to any evidence to the contrary. The next leg up will require hard evidence that business capital investment is transpiring.

PERFORMANCE

Returns for the six months ended June 30, 2003 were:

Institutional Class                                                     11.73%
Premier Class                                                           11.71
Retail Class                                                            11.40
S&P 500(R) Index                                                        11.77

Note: This Fund Summary is not part of the Semiannual Report to Shareholders.


                                                                              --

Small Cap Growth/TimesSquare Fund

JUNE 30, 2003

FUND SUMMARY

OBJECTIVE AND STRATEGY
Seeks long-term capital appreciation by investing principally in common and preferred stocks of U.S. companies with market capitalizations between $50 million and $2 billion, with a focus on growing companies involved in new product development and technological breakthroughs.

FUND INCEPTION DATE                                                   01/21/2000

TOTAL NET ASSETS                                                  $177.6 million

NUMBER OF SECURITIES
IN THE PORTFOLIO                                                             102

INVESTMENT MANAGER                                           TimesSquare Capital
                                                                Management, Inc.

-------------------------------------------------------------
FUND PROFILE
JUNE 30, 2003 (Unaudited)
-------------------------------------------------------------

  Ten Largest Positions                       % of Net Assets
-------------------------------------------------------------
    DaVita, Inc.                                         2.5%
-------------------------------------------------------------
    Education Management Corp.                            2.4
-------------------------------------------------------------
    Rent-A-Center, Inc.                                   2.3
-------------------------------------------------------------
    Markel Corp.                                          2.2
-------------------------------------------------------------
    Lincare Holdings, Inc.                                2.1
-------------------------------------------------------------
    Getty Images, Inc.                                    2.1
-------------------------------------------------------------
    Alliance Data Systems Corp.                           2.0
-------------------------------------------------------------
    Omnicare, Inc.                                        1.9
-------------------------------------------------------------
    Respironics, Inc.                                     1.7
-------------------------------------------------------------
    Corporate Executive Board Co.                         1.7
-------------------------------------------------------------
  Ten Largest Sectors                         % of Net Assets
-------------------------------------------------------------
    Commercial Services                                 15.5%
-------------------------------------------------------------
    Software                                              8.8
-------------------------------------------------------------
    Health Care                                           7.6
-------------------------------------------------------------
    Pharmaceuticals                                       7.1
-------------------------------------------------------------
    Semiconductors                                        6.8
-------------------------------------------------------------
    Financial                                             6.7
-------------------------------------------------------------
    Computers                                             4.5
-------------------------------------------------------------
    Oil & Gas                                             4.3
-------------------------------------------------------------
    Electronics                                           3.5
-------------------------------------------------------------
    Media                                                 3.1
-------------------------------------------------------------
  Fund Composition                            % of Net Assets
-------------------------------------------------------------
    Common stocks                                         92%
-------------------------------------------------------------
    Short-term investments                                  8
-------------------------------------------------------------

INVESTMENT MANAGER COMMENTARY

During the first quarter, it was all about the war. At first, the anticipation held the markets and the economy hostage, sending the markets sliding and oil prices skyrocketing in January and February. The war's onset brought an expectation of a short and decisive victory; an explosive stock market rally ensued in March - quickly dissipating with those dashed hopes.

For the first quarter, the total return of the Russell 2000 Growth Index was -3.88%. According to Lipper, the average small cap growth mutual fund was down 3.73% for the quarter. Small cap stocks lagged behind their large cap brethren during the first quarter.

Performance of the Fund in the first quarter was helped by good stock selection, principally from the health care, consumer staples and energy sectors. Lack of improvement in capital spending hurt our investments in the technology and producer durables sectors.

With the situation in Iraq under control, the second quarter focus returned to fundamentals and the economy. Corporate profits reported in April for the first quarter indicated the trend was for earnings to surpass modest expectations. Consumer sentiment experienced a strong post-war bounce, another positive omen for the lackluster economy. Hopes for an economic bounce led to a strong advance in April and May. The Federal Reserve bolstered those hopes in June by once more cutting its overnight lending rate by a quarter of a point, and the market trended higher in June.

Second quarter returns finally gave stock market investors something to cheer about. Small caps staged a huge comeback, leading the large caps both for the second quarter and the year to date. The growth style led value for the quarter; the Russell 2000 Growth Index rose 24.15% versus 22.72% for the Russell 2000 Value Index, widening its lead year to date, 19.33% versus 16.49%.

The Fund had solid absolute returns though it lagged its benchmark. The benchmark proved especially challenging to outperform, as the smallest illiquid stocks were up significantly more than the larger small cap stocks - and low quality stocks significantly outperformed the rest of the universe. For the second quarter, sector selection was responsible for most of the underperformance. Though an underweight impaired performance, technology contributed favorably to the overall portfolio.

Despite possible short-term corrections, we are more optimistic looking forward. An unprecedented degree of monetary and fiscal stimulus is providing a favorable backdrop for the equity markets. Corporate sector fundamentals and finances are improving. With small cap earnings growth continuing to exceed large cap earnings growth, we believe the outlook remains favorable for small cap stocks.


--
12

PERFORMANCE

Returns for the six months ended June 30, 2003 were:

Institutional Class                                                     15.93%
Premier Class                                                           16.01
Retail Class                                                            15.74
S&P 500(R) Index                                                        11.77
Russell 2000 Growth Index                                               19.33
Russell 2000 Index                                                      17.88
Lipper Small-Cap Growth Funds Average                                   17.45

Note: This Fund Summary is not part of the Semiannual Report to Shareholders.


                                                                              --

Small Cap Value/Perkins, Wolf, McDonnell Fund

JUNE 30, 2003

FUND SUMMARY

OBJECTIVE AND STRATEGY

Seeks long-term capital appreciation by investing principally in common stocks of small U.S. companies with market capitalizations at the time of purchase of less than $1 billion and whose stock prices are believed to be undervalued.

FUND INCEPTION DATE                                                   01/20/2000

TOTAL NET ASSETS                                                   $65.7 million

NUMBER OF SECURITIES
IN THE PORTFOLIO                                                              73

INVESTMENT MANAGER                                                Perkins, Wolf,
                                                             McDonnell & Company

-------------------------------------------------------------
FUND PROFILE
JUNE 30, 2003 (Unaudited)
-------------------------------------------------------------

  Ten Largest Positions                       % of Net Assets
-------------------------------------------------------------
    First Niagara Financial Group, Inc.                  3.4%
-------------------------------------------------------------
    Bradywine Realty Trust                                2.2
-------------------------------------------------------------
    La-Z-Boy, Inc.                                        2.2
-------------------------------------------------------------
    Texas Industries, Inc.                                2.2
-------------------------------------------------------------
    Horace Mann Educators Corp.                           2.0
-------------------------------------------------------------
    Susquehanna Bancshares, Inc.                          2.0
-------------------------------------------------------------
    Kaydon Corp.                                          1.9
-------------------------------------------------------------
    Home Properties of NY, Inc.                           1.8
-------------------------------------------------------------
    Community Bank System, Inc.                           1.7
-------------------------------------------------------------
    Brown (Tom), Inc.                                     1.7
-------------------------------------------------------------
  Ten Largest Sectors                         % of Net Assets
-------------------------------------------------------------
    Banking                                             14.1%
-------------------------------------------------------------
    Real Estate Investment Trusts                         9.2
-------------------------------------------------------------
    Oil & Gas                                             8.7
-------------------------------------------------------------
    Machinery                                             6.1
-------------------------------------------------------------
    Manufacturing                                         3.3
-------------------------------------------------------------
    Transportation                                        3.2
-------------------------------------------------------------
    Health Care                                           3.1
-------------------------------------------------------------
    Home Builders                                         2.8
-------------------------------------------------------------
    Chemicals                                             2.3
-------------------------------------------------------------
    Software                                              2.2
-------------------------------------------------------------
  Fund Composition                            % of Net Assets
-------------------------------------------------------------
    Common stocks                                         83%
-------------------------------------------------------------
    Short-term investments                                 16
-------------------------------------------------------------
    Other assets less liabilities                           1
-------------------------------------------------------------

INVESTMENT MANAGER COMMENTARY

The Fund ended the first quarter in negative territory, but outperformed its benchmark, the Russell 2000 Value Index. Those companies whose focus is on "safe" energy performed particularly well as their earnings expectations were deemed to be clearer. For this reason, oil rig servicing contractor Key Energy and steel tubing and piping maker Maverick Tube were the stalwarts of the sector, achieving gains of around 13% and 34%, respectively. We have maintained an overweight position in energy, taking gains when near-term price targets are met and adding to positions on temporary price dips.

Detractors for the first quarter, bank holding company Greater Bay Bancorp and finance and transportation leasing firm GATX, experienced marked declines. With its exposure to the volatile San Francisco Bay area real estate market and questions arising about its internal controls, near-term estimates for Greater Bay were ratcheted down. We remain comfortable with the company, however, due to the positive resolutions of the control issues and the fact that the lower guidance is not related to credit quality. Likewise, the effects that a weak economy can have on industrials and commercial transportation resulted in lower estimates for GATX. We added to the position when we deemed the stock to be oversold relative to net asset values and cash flows following management's comments that a partial dividend cut may be necessary.

During the second quarter, the U.S. economy seemed to gain momentum as new unemployment claims leveled off, manufacturing expanded and consumer spending inched upward. Nevertheless, the Federal Reserve Board - primarily citing deflation concerns - deemed it necessary to further loosen the money supply and lowered the federal funds rate to a 45-year low of 1.0%. Meanwhile, the major equities markets easily found positive territory for the period, as investors began to wade back into stocks. In this environment, the Fund advanced for the quarter, but trailed is benchmark, the Russell 2000 Value Index.

Although the Fund offered positive absolute returns for the second quarter, a few select stocks in the health care and energy sectors were the primary contributors to our underperformance. On the other hand, our holdings in information technology and financial providers boded well for us, as these sectors moved in close tandem with the markets.

Among our top individual holdings for the second quarter was bank holding company Greater Bay Bancorp. The regional financial concern continues to execute well on its consumer business model and regularly meets earnings expectations. Meanwhile, the largest detractors included specialty chemical supplier Great Lakes Chemical, whose first quarter performance was hurt by rising raw material and energy costs, despite the company's productivity gains and price increases.


--
14

We were also disappointed with health care network LifePoint Hospitals. While its earnings remain strong, the company suffers from the near-term decline in patient volume industry wide.

Looking ahead, our stock selection will continue to hinge on first assessing each company's downside risk before considering upside potential. Even then, we ideally invest when we believe a company's upside prospect is at least double its downside risk potential.

PERFORMANCE

Returns for the six months ended June 30, 2003 were:

Institutional Class                                                     12.61%
Premier Class                                                           12.56
Retail Class                                                            12.33
S&P 500(R) Index                                                        11.77
Russell 2000 Value Index                                                16.49
Lipper Small-Cap Value Funds Average                                    14.17

Note: This Fund Summary is not part of the Semiannual Report to Shareholders.


                                                                              --

International Blend/Bank of Ireland Fund

JUNE 30, 2003

FUND SUMMARY

OBJECTIVE AND STRATEGY
Seeks long-term capital appreciation by investing principally in common stocks of well-established companies located outside the U.S.

FUND INCEPTION DATE                                                   01/24/2000

TOTAL NET ASSETS                                                    $9.5 million

NUMBER OF SECURITIES
IN THE PORTFOLIO                                                              76

INVESTMENT MANAGER                                         Bank of Ireland Asset
                                                       Management (U.S.) Limited

-------------------------------------------------------------
FUND PROFILE
JUNE 30, 2003 (Unaudited)
-------------------------------------------------------------

  Ten Largest Positions                       % of Net Assets
-------------------------------------------------------------
    Canon, Inc.                                          3.9%
-------------------------------------------------------------
    Total Fina Elf SA                                     3.6
-------------------------------------------------------------
    Nestle SA                                             3.5
-------------------------------------------------------------
    UBS AG                                                3.1
-------------------------------------------------------------
    Barclays PLC                                          2.8
-------------------------------------------------------------
    GlaxoSmithKline PLC                                   2.8
-------------------------------------------------------------
    Vodafone Group PLC                                    2.8
-------------------------------------------------------------
    Aventis SA                                            2.7
-------------------------------------------------------------
    E. ON AG                                              2.5
-------------------------------------------------------------
    ING Groep NV                                          2.4
-------------------------------------------------------------
  Ten Largest Countries                       % of Net Assets
-------------------------------------------------------------
    United Kingdom                                      27.8%
-------------------------------------------------------------
    Japan                                                14.7
-------------------------------------------------------------
    Switzerland                                          12.3
-------------------------------------------------------------
    Netherlands                                           9.4
-------------------------------------------------------------
    France                                                8.3
-------------------------------------------------------------
    Germany                                               6.6
-------------------------------------------------------------
    Italy                                                 4.1
-------------------------------------------------------------
    Spain                                                 4.0
-------------------------------------------------------------
    Australia                                             2.8
-------------------------------------------------------------
    Hong Kong                                             2.0
-------------------------------------------------------------
  Fund Composition                            % of Net Assets
-------------------------------------------------------------
    Common stocks                                         97%
-------------------------------------------------------------
    Short-term investments                                  2
-------------------------------------------------------------
    Cash and other assets less liabilities                  1
-------------------------------------------------------------

INVESTMENT MANAGER COMMENTARY

International equity markets relinquished much of their prior quarter gains in the first three months of 2003. Most equity indexes reflected declines prompted by the uncertain duration and magnitude of the war in Iraq and its resultant impact on the global economy. About a week before the war began, equity markets languished given the high level of uncertainty. Markets then rallied strongly as the prospect of a short war appeared apparent, with oil prices slumping from earlier highs. Stocks in aggregate subsequently gave up some of that advance as the war progressed.

Equity markets in the U.S. and Spain were among those limiting their losses for the quarter to the low single digits, with the tech-heavy NASDAQ Index one of the few indexes globally to record a positive return. Most European markets fell by a larger percentage, with the three key markets of the Netherlands, Germany and France each losing about 15%, led in part by the slump in large capitalization stocks. In U.S. dollar terms, the Morgan Stanley Capital International (MSCI) World Index dropped 5%, while the MSCI EAFE Index declined over 8%.

European insurers detracted from the Fund's performance during the first quarter, as did Ahold, the Dutch supermarket chain. Oil companies also detracted. The better performers during the first quarter were the more defensive stocks, such as CRH, the third-largest European supplier of building materials.

A sense of optimism pervaded equity markets over the course of the second quarter as investors shrugged off negative news and focused on the positive. The short duration of the war in Iraq provided support for views that the global economy would pick up in the second half of 2003. Markets had already begun a tentative rally from mid-March lows and reacted positively to the improved outlook. Within a short space of time, most markets had more than reversed early-year declines and pushed into positive territory for the year to date.

The second quarter was marked by the continuing strength of technology stocks, as well as a strong recovery among financial services stocks. Energy and utility stocks also rallied strongly. Consumer-related stocks underperformed the market over the second quarter.

As we enter the second half of 2003, it is heartening to see that confidence in equity markets appears to be gaining hold once again. What began as a reflex reaction to the end of the war in Iraq gathered sufficient momentum to carry markets to the best quarterly returns for up to five years (in some cases). We believe that equities continue to offer reasonable value relative to other assets at this time.


--
16

PERFORMANCE

Returns for the six months ended June 30, 2003 were:

Institutional Class                                                     6.82%
Premier Class                                                           6.83
Retail Class                                                            6.72
MSCI EAFE (net)                                                         9.47
Lipper International Funds Average                                      8.60

Note: This Fund Summary is not part of the Semiannual Report to Shareholders.


                                                                              --

TimesSquare Core Plus Bond Fund

JUNE 30, 2003

FUND SUMMARY

OBJECTIVE AND STRATEGY
Seeks a high level of total return by investing principally in fixed income securities.

FUND INCEPTION DATE                                                 12/31/1999 -
                                                             Institutional Class
                                                                    01/21/2000 -
                                                      Premier and Retail Classes

TOTAL NET ASSETS                                                   $44.2 million

NUMBER OF SECURITIES
IN THE PORTFOLIO                                                             193

INVESTMENT MANAGER                                           TimesSquare Capital
                                                                Management, Inc.

-------------------------------------------------------------
FUND PROFILE
JUNE 30, 2003 (Unaudited)
-------------------------------------------------------------

  Ten Largest Positions                       % of Net Assets
-------------------------------------------------------------
    Freddie Mac                                         16.9%
-------------------------------------------------------------
    Fannie Mae                                           13.1
-------------------------------------------------------------
    U.S. Treasury                                        13.1
-------------------------------------------------------------
    Ginnie Mae                                            3.0
-------------------------------------------------------------
    Sovereign Bancorp.                                    1.5
-------------------------------------------------------------
    Financing Corp.                                       1.3
-------------------------------------------------------------
    France Telecom                                        1.3
-------------------------------------------------------------
    Quebec (Province of Canada)                           1.2
-------------------------------------------------------------
    Ford Motor Credit Corp.                               1.1
-------------------------------------------------------------
    Time Warner, Inc.                                     1.1
-------------------------------------------------------------
  Ten Largest Sectors                         % of Net Assets
-------------------------------------------------------------
    U.S. Government & Agencies                          47.4%
-------------------------------------------------------------
    Financial                                            14.7
-------------------------------------------------------------
    Communications & Media                                8.3
-------------------------------------------------------------
    Utilities                                             2.8
-------------------------------------------------------------
    Consumer & Retail                                     2.6
-------------------------------------------------------------
    Transportation                                        2.5
-------------------------------------------------------------
    Foreign Government                                    2.2
-------------------------------------------------------------
    Oil & Gas                                             2.2
-------------------------------------------------------------
    Industrial                                            1.9
-------------------------------------------------------------
    Diversified                                           1.7
-------------------------------------------------------------
  Fund Composition                            % of Net Assets
-------------------------------------------------------------
    Bonds                                                 87%
-------------------------------------------------------------
    Preferred stock                                         2
-------------------------------------------------------------
    Short-term investments                                 11
-------------------------------------------------------------

INVESTMENT MANAGER COMMENTARY

On a six-month year-to-date basis, the total return on the Lehman Brothers Aggregate Bond Index was 3.93%, compared with a total return of 7.32% on investment-grade corporate bonds (Lehman Brothers U.S. Credit Index). Emerging market debt (J.P. Morgan Emerging Market Bonds Plus Index) and high-yield corporate bonds (Lehman Brothers High Yield Bond Index) produced the best total returns by far on a year-to-date basis, with total returns from each market in excess of 18%.

At the beginning of May, the Federal Reserve (Fed) Chairman Greenspan announced that any necessary action would be taken to combat deflationary pressures. Bond holders took this as a sign that the Fed would keep short-term rates low. The 10-year Treasury yield plunged to an inter-generational low of 3.13% on June 13, the lowest level since June 1958, before recovering to end the quarter at 3.53%.

In the first quarter, the Fund benefited from its allocation to high yield and to the overweight allocation to the investment-grade credit sector. The Fund also was helped by the positive issue selection in investment-grade credits and mortgage-backed securities (MBS) for the period.

In the second quarter, the overweight allocation and strong selection in investment-grade corporate bonds were the largest positive contributors to Fund performance. At June 30, 2003, the Fund was 14% overweight to corporate bonds on a duration-adjusted basis. Continued positive issue selection in Yankee and domestic telecommunications companies such as France Telecom, Deutsche Telekom, and Sprint Capital added value. Other sectors that performed well for us included Yankee Banks such as Royal Bank of Scotland and cable names, with Comcast as an example.

In MBS, one of the more consistent and effective strategies that has been undertaken is to purchase securities with better call protection when rates are low. Our underweight in Agency bonds and selection within the sector, especially in Financing Corporation (FICO) bonds (issued to finance the savings and loan banking system bailout), continued to have a positive impact.

We continue to favor investment-grade corporate bonds. Despite the extremely strong returns in this sector over the past nine months, we still see further upside, albeit not of the same magnitude. We remain vigilant in our monitoring of individual credits and potential volatility associated with continued accounting and corporate governance issues, potential profit disappointments, and exogenous/geopolitical events. In high yield, we may once again increase our allocation upon clearer signs of economic growth. In the MBS sector, we have moved to an underweight allocation due to our cautious outlook.


--
18

PERFORMANCE

Returns for the six months ended June 30, 2003 were:

Institutional Class                                                     6.12%
Premier Class                                                           5.94
Retail Class                                                            5.86
Lehman Brothers Aggregate Bond Index                                    3.93
Lipper Corporate Debt Funds - 'A' Rated Average                         4.73

Note: This Fund Summary is not part of the Semiannual Report to Shareholders.


                                                                              --

Balanced Fund (sub-advised by Wellington Management)

INVESTMENTS IN SECURITIES

June 30, 2003 (Unaudited)

                                                         PRINCIPAL      VALUE
                                                             (000)      (000)
-----------------------------------------------------------------------------
BONDS-35.2%
AEROSPACE/DEFENSE-0.1%
  Raytheon Co., 6.50%, 2005                             $       10     $   11
                                                                       ------
COMMUNICATIONS & MEDIA-2.3%
  Alltel Corp., 7.00%, 2012                                     20         24
  AT&T Corp., 8.50%, 2031                                       20         23
  AT&T Wireless Services, Inc., 8.75%, 2031                     15         19
  British Telecommunications PLC,
    8.38% (coupon change based on rating), 2010                 25         32
  Cingular Wireless LLC, 7.13%, 2031                            20         23
  Clear Channel Communications, Inc., 7.65%, 2010               10         12
  Cox Communications, Inc., 7.50%, 2004                         40         42
  France Telecom SA,
    9.25% (coupon change based on rating), 2011                 15         19
  InterActiveCorp., 7.00%, 2013                                  5          6
  Liberty Media Corp., 7.75%, 2009                              15         17
  Southwestern Bell Telephone Co., 6.63%, 2007                  50         57
  TCI Communications, Inc., 8.75%, 2015                         10         13
  Time Warner, Inc., 7.25%, 2017                                25         29
  Vodafone Group PLC, 7.75%, 2010                               10         12
                                                                       ------
                                                                          328
                                                                       ------
COMPUTERS-0.1%
  Computer Sciences Corp., 7.38%, 2011                           5          6
                                                                       ------
ENTERTAINMENT-0.1%
  International Game Technology, 8.38%, 2009                     5          6
                                                                       ------
FINANCIAL-7.6%
  American Express Credit Corp., 7.20%, 2007                    50         55
  Associates Corp. of North America, 6.63%, 2005                65         71
  Bank of America Corp., 5.88%, 2009                            50         57
  Bank One Corp., 6.50%, 2006                                   25         28
  CIT Group Holdings, 7.63%, 2005                                5          5
  Deere (John) Capital Corp., 7.00%, 2012                       10         12
  Discover Card Master Trust, Inc., 5.60%, 2006                 50         51
  General Electric Capital Corp., 6.13%, 2011                   20         23
  General Motors Acceptance Corp., 7.75%, 2010                  25         27
  Goldman Sachs Group, Inc., 7.63%, 2005                        50         56
  Household Finance Corp., 5.88%, 2009                          25         28
  International Lease Financing Co., 5.75%, 2006                50         55
  LB-UBS Commercial Mtg. Trust, 6.13%, 2030                    100        115
  Mercantile Bancorporation, Inc., 7.30%, 2007                  10         12
  Morgan (J.P.) Chase & Co., 7.00%, 2009                        10         12
  Morgan Stanley, Dean Witter, Discover & Co.,
    7.75%, 2005                                                 50         56
    6.39%, 2033                                                100        116
  National Australia Bank Ltd., 8.60%, 2010                     50         65

                                                         PRINCIPAL      VALUE
                                                             (000)      (000)
-----------------------------------------------------------------------------
FINANCIAL continued
  Nomura Asset Securities Corp., 6.59%, 2030            $      100     $  116
  Pemex Project Funding Master Trust, 8.63%, 2022               40         46
  Popular North America Inc., 4.25%, 2008                       10         10
  Wachovia Bank NA/Charlotte, 6.18%, 2036                       10         11
  Wells Fargo & Co., 6.63%, 2004                                75         79
                                                                       ------
                                                                        1,106
                                                                       ------
FOOD & BEVERAGES-0.6%
  ConAgra Foods, Inc., 6.75%, 2011                              30         35
  Kraft Foods, Inc., 4.63%, 2006                                 5          5
  PepsiCo, Inc., 5.75%, 2008                                    25         28
  Tyson Foods, Inc., 8.25%, 2011                                10         12
                                                                       ------
                                                                           80
                                                                       ------
FOREIGN GOVERNMENT-0.1%
  Israel Government International Bond, 4.63%, 2013             20         19
                                                                       ------
FOREST PRODUCTS/PAPER-0.1%
  Temple-Inland, Inc., 7.88%, 2012                              10         12
                                                                       ------
INSURANCE-0.5%
  Berkley (WR) Corp., 5.88%, 2013                               10         11
  Jackson National Life Global Funding,
    6.13%, 2012 144A                                            10         11
  Liberty Mutual Insurance Co., 7.70%, 2097 144A                30         22
  Nationwide Financial Services, Inc., 6.25%, 2011              20         22
  Torchmark Corp., 6.25%, 2006                                  10         11
                                                                       ------
                                                                           77
                                                                       ------
MANUFACTURING-0.4%
  BMW Vehicle Owner Trust, 4.70%, 2005                          12         12
  Ford Motor Co., 6.50%, 2018                                   45         41
  Honda Auto Receivables Owner Trust,
    5.36%, 2004                                                 10         10
                                                                       ------
                                                                           63
                                                                       ------
OIL & GAS-1.6%
  Atlantic Richfield Co., 5.90%, 2009                           75         86
  Burlington Resources Finance Co., 5.70%, 2007                 20         22
  Conoco, Inc., 6.95%, 2029                                     20         24
  Devon Energy Corp., 7.95%, 2032                               15         19
  Kinder Morgan Energy Partners LP,
    7.13%, 2012                                                 20         24
  Kinder Morgan, Inc., 6.50%, 2012                              10         11
  Schlumberger Technology Corp., 6.50%, 2012 144A               30         35
  Valero Energy Corp., 7.5%, 2032                               10         11
                                                                       ------
                                                                          232
                                                                       ------
PHARMACEUTICAL-0.1%
  Wyeth, 6.25%, 2006                                             5          6
                                                                       ------


--
20   The Notes to Financial Statements are an integral part of these statements.

Balanced Fund (sub-advised by Wellington Management)

INVESTMENTS IN SECURITIES continued

June 30, 2003 (Unaudited)

                                                         PRINCIPAL    VALUE
                                                             (000)    (000)
---------------------------------------------------------------------------
BONDS continued
REAL ESTATE-0.0%
  Liberty Property LP, 8.50%, 2010                      $        5   $    6
                                                                     ------
REITS-0.0%
  Health Care Property Investors, Inc., 6.00%, 2015              5        5
                                                                     ------
RETAIL-0.9%
  Lowes Companies, Inc., 6.50%, 2029                            25       28
  Target Corp., 7.50%, 2005                                     20       22
  Wal-Mart Stores, Inc., 6.55%, 2004                            75       79
                                                                     ------
                                                                        129
                                                                     ------
TRANSPORTATION-0.5%
  American Airlines, Inc., 3.86%, 2010                           5        5
  Delta Air Lines, Inc., 6.72%, 2024                            47       51
  Continental Airlines, Inc. 6.90 %, 2018                       25       25
                                                                     ------
                                                                         81
                                                                     ------
U.S. GOVERNMENT AGENCY OBLIGATIONS-16.4%
  Freddie Mac,
    6.50%, 2009                                                 91       97
    5.63%, 2011                                                 30       34
  Fannie Mae,
    7.25%, 2010                                                150      186
    5.38%, 2011                                                 25       28
    5.89%, 2011                                                 98      112
    5.91%, 2012                                                 49       57
    6.25%, 2012                                                 49       56
  Ginnie Mae,
    7.00%, 2026                                                232      246
    7.00%, 2027                                                157      166
    6.00%, 2028                                                 31       33
    6.50%, 2028                                                238      251
    7.00%, 2028                                                185      196
    6.00%, 2029                                                230      242
    7.50%, 2030                                                  5        5
    8.00%, 2031                                                 21       23
    6.00%, 2032                                                220      231
    6.00%, 2033                                                100      105
    TBA 5.50%, 2032                                            300      307
                                                                     ------
                                                                      2,375
                                                                     ------

                                                         PRINCIPAL    VALUE
                                                             (000)    (000)
---------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS-3.0%
  U.S. Treasury Bonds,
    7.88%, 2021                                         $       35   $   50
    7.25%, 2022                                                 70       95
    7.63%, 2025                                                 30       43
    8.13%, 2019                                                 15       22
    6.75%, 2026                                                 20       26
    Principal Strip, 6.88% 2025                                100       33
  U.S. Treasury Notes,
    3.50%, 2011                                                145      164
                                                                     ------
                                                                        433
                                                                     ------
UTILITIES-0.8%
  Alabama Power Co., 5.88%, 2022                                10       11
  Dominion Resources, Inc., 8.13%, 2010                         20       25
  Duke Energy Corp., 6.25%, 2012                                10       11
  Oncor Electric Delivery Co., 6.38%, 2012                      15       17
  Progress Energy, Inc., 7.10%, 2011                            25       29
  PSEG Power LLC, 6.95%, 2012                                   15       17
  Wisconsin Electric Power Co., 5.63%, 2033                     10       10
                                                                     ------
                                                                        120
                                                                     ------
TOTAL BONDS (Cost $4,754)                                             5,095
                                                                     ------
                                                         NUMBER OF
                                                            SHARES
                                                        ----------
COMMON STOCKS-62.0%
BASIC MATERIALS-3.3%
  Alcoa, Inc.                                                4,200      107
  Ashland, Inc.                                              3,500      107
  du Pont (E.I.) de Nemours & Co.                            3,500      146
  Nucor Corp.                                                2,300      112
                                                                     ------
                                                                        472
                                                                     ------
COMMERCIAL SERVICES-0.2%
  Bearingpoint, Inc. (a)                                     2,400       23
                                                                     ------
COMMUNICATIONS & MEDIA-9.2%
  AOL Time Warner, Inc. (a)                                 10,600      171
  AT&T Corp.                                                 3,440       66
  BellSouth Corp.                                            6,100      162
  Comcast Corp. (a)                                          5,700      164
  Gannett Co., Inc.                                          1,200       92
  Nokia Corp.                                                9,300      153
  SBC Communications, Inc.                                  11,500      294
  Verizon Communications, Inc.                               5,664      223
                                                                     ------
                                                                      1,325
                                                                     ------
COMPUTERS-1.2%
  Hewlett-Packard Co.                                        8,000      170
                                                                     ------


The Notes to Financial Statements are an integral part of these statements.   --

Balanced Fund (sub-advised by Wellington Management)

INVESTMENTS IN SECURITIES continued

June 30, 2003 (Unaudited)

                                                NUMBER OF     VALUE
                                                   SHARES     (000)
-------------------------------------------------------------------
COMMON STOCKS continued
COSMETICS/PERSONAL CARE-0.6%
  Kimberly-Clark Corp.                              1,800    $   94
                                                             ------
DIVERSIFIED MANUFACTURING-1.6%
  Illinois Tool Works, Inc.                         1,500        99
  Tyco International Ltd.                           7,100       135
                                                             ------
                                                                234
                                                             ------
ENVIRONMENTAL SERVICES-1.1%
  Republic Services, Inc. (a)                       6,800       154
                                                             ------
FINANCIAL-13.9%
  Bank of America Corp.                             3,300       261
  Citigroup, Inc.                                  10,340       443
  Comerica, Inc.                                    1,800        84
  Fannie Mae                                        2,000       135
  Goldman Sachs Group, Inc.                         1,700       142
  Morgan Stanley                                    1,300        56
  National City Corp.                               8,300       272
  PNC Financial Services Group, Inc.                1,800        88
  Washington Mutual, Inc.                           7,700       318
  Wells Fargo & Co.                                 4,200       212
                                                             ------
                                                              2,011
                                                             ------
FOOD & BEVERAGES-1.5%
  Kellogg Co.                                       3,400       117
  PepsiCo, Inc.                                     2,100        93
                                                             ------
                                                                210
                                                             ------
FOREST PRODUCTS/PAPER-1.4%
  Weyerhaeuser Co.                                  3,800       205
                                                             ------
HEALTH CARE-1.6%
  Bard (C.R.), Inc.                                 1,400       100
  Beckman Coulter, Inc.                             3,100       126
                                                             ------
                                                                226
                                                             ------
INSURANCE-3.8%
  Chubb Corp.                                       1,400        84
  Hartford (The) Financial Services Group, Inc.     2,900       146
  Marsh & McLennan Co's., Inc.                      2,000       102
  St. Paul Companies, Inc.                          2,800       102
  StanCorp Financial Group, Inc.                    2,000       105
  Travelers Property Casualty Co., Class A            951        15
                                                             ------
                                                                554
                                                             ------
MACHINERY-1.4%
  Caterpillar, Inc.                                 3,200       178
  Rockwell Automation, Inc.                         1,100        26
                                                             ------
                                                                204
                                                             ------

                                                NUMBER OF     VALUE
                                                   SHARES     (000)
-------------------------------------------------------------------
OIL & GAS-7.0%
  ChevronTexaco Corp.                               2,800    $  202
  Exxon Mobil Corp.                                11,600       417
  GlobalSantaFe Corp.                               5,100       119
  National Fuel Gas Co.                             3,700        96
  Shell Transport & Trading Co. PLC                 3,600       183
                                                             ------
                                                              1,017
                                                             ------
PHARMACEUTICAL-1.8%
  Pfizer, Inc.                                      7,000       239
  Schering-Plough Corp.                             1,200        22
                                                             ------
                                                                261
                                                             ------
REITS-0.3%
  Archstone Smith Trust                             1,800        43
                                                             ------
RETAIL-3.5%
  Autonation, Inc. (a)                              6,200        98
  CVS Corp.                                         4,900       137
  Dollar General Corp.                              5,400        99
  McDonald's Corp.                                  4,100        90
  Nike, Inc.                                        1,600        86
                                                             ------
                                                                510
                                                             ------
TECHNOLOGY-2.6%
  Applied Materials, Inc. (a)                       6,100        97
  Intel Corp.                                       6,700       139
  Teradyne, Inc. (a)                                8,500       147
                                                             ------
                                                                383
                                                             ------
TRANSPORTATION-1.1%
  CSX Corp.                                         2,000        60
  Southwest Airlines Co.                            6,100       105
                                                             ------
                                                                165
                                                             ------
UTILITIES-4.9%
  Dominion Resources, Inc.                          1,850       119
  Emerson Electric Co.                              1,700        87
  Exelon Corp.                                      3,000       180
  PPL Corp.                                         1,900        82
  Progress Energy, Inc.                             2,800       123
  SCANA Corp.                                       3,300       113
                                                             ------
                                                                704
                                                             ------
TOTAL COMMON STOCKS
  (Cost $8,702)                                               8,965
                                                             ------


--
22   The Notes to Financial Statements are an integral part of these statements.

Balanced Fund (sub-advised by Wellington Management)

INVESTMENTS IN SECURITIES continued

June 30, 2003 (Unaudited)

                                                          NUMBER OF         VALUE
                                                             SHARES         (000)
---------------------------------------------------------------------------------
SHORT-TERM OBLIGATION-5.9%
MONEY MARKET FUND
  CIGNA Funds Group - Money Market Fund
    (Cost $853)                                             853,263      $    853
                                                                         --------
TOTAL INVESTMENTS IN SECURITIES-103.1%
  (Total Cost $14,309) (b)                                                 14,913
  Liabilities in excess of Cash and Other Assets - (3.1%)                    (450)
                                                                         --------
NET ASSETS--100.0%                                                       $ 14,463
                                                                         ========

NOTES TO INVESTMENTS IN SECURITIES

  (a) Non-income producing security.

  Tax Information

  (b) At June 30, 2003, the net unrealized appreciation of investments, based on cost for federal income tax purposes of $14,323,317, was as follows:

  Aggregate gross unrealized appreciation for all investments
  in which there was an excess of value over tax cost              $  980,470

  Aggregate gross unrealized depreciation for all investments
  in which there was an excess of tax cost over value                (390,835)
                                                                   ----------
  Unrealized appreciation - net                                    $  589,635
                                                                   ==========
  (c) At December 31, 2002, the capital loss carryforward was:
      expiring 2009                                                $  826,204
      expiring 2010                                                   745,096
                                                                   ----------
                                                                   $1,571,300
                                                                   ==========


The Notes to Financial Statements are an integral part of these statements.   --

Large Cap Growth/Morgan Stanley Fund

INVESTMENTS IN SECURITIES

June 30, 2003 (Unaudited)

                                              NUMBER OF    VALUE
                                                 SHARES    (000)
----------------------------------------------------------------
COMMON STOCKS-97.1%
AGRICULTURE-1.6%
  Altria Group, Inc.                              4,075   $  185
                                                          ------
BANKS-2.5%
  Bank of New York, Inc.                          3,675      106
  Fifth Third Bancorp                             1,000       57
  Wells Fargo & Co.                               2,450      123
                                                          ------
                                                             286
                                                          ------
BIOTECHNOLOGY-2.3%
  Amgen, Inc. (a)                                 4,080      271
                                                          ------
COMMERCIAL SERVICES-0.4%
  Weight Watchers International, Inc. (a)         1,015       46
                                                          ------
COMPUTERS & PERIPHERALS-3.3%
  Dell Computer Corp. (a)                         5,325      170
  EMC Corp. (a)                                   3,475       36
  Hewlett-Packard Co.                             3,200       68
  International Business Machines Corp.           1,375      113
                                                          ------
                                                             387
                                                          ------
COSMETICS/PERSONAL CARE-3.3%
  Colgate-Palmolive Co.                           1,350       78
  Gillette (The) Co.                              2,125       68
  Procter & Gamble Co.                            2,575      230
                                                          ------
                                                             376
                                                          ------
ELECTRONICS-0.3%
  Jabil Circuit, Inc. (a)                         1,515       33
                                                          ------
FINANCIAL-6.3%
  American Express Co.                            2,450      102
  Citigroup, Inc.                                 9,941      425
  Goldman Sachs Group, Inc.                       1,025       86
  Morgan (J.P.) Chase & Co.                       1,350       46
  Schwab (The) Charles Corp.                      6,625       67
                                                          ------
                                                             726
                                                          ------
FOOD & BEVERAGES-4.0%
  Anheuser-Busch Cos., Inc.                       1,220       62
  Coca-Cola (The) Co.                             4,300      200
  Kraft Foods, Inc., Class A                      1,350       44
  PepsiCo, Inc.                                   3,385      151
                                                          ------
                                                             457
                                                          ------
HEALTH CARE-6.2%
  Boston Scientific Corp. (a)                       800       49
  Health Management Associates, Inc., Class A     1,300       24
  Johnson & Johnson                               5,300      274
  Medtronic, Inc.                                 3,425      164

                                              NUMBER OF    VALUE
                                                 SHARES    (000)
----------------------------------------------------------------
HEALTH CARE continued
  St. Jude Medical, Inc. (a)                      1,075   $   62
  UnitedHealth Group, Inc.                        2,850      143
                                                          ------
                                                             716
                                                          ------
INSURANCE-2.6%
  Aflac, Inc.                                     2,500       77
  American International Group, Inc.              3,950      218
                                                          ------
                                                             295
                                                          ------
INTERNET-2.1%
  eBay, Inc. (a)                                    800       83
  InterActive Corp. (a)                           2,105       83
  Symantec Corp. (a)                                810       36
  Yahoo!, Inc. (a)                                1,400       46
                                                          ------
                                                             248
                                                          ------
MANUFACTURING-5.7%
  General Electric Co.                           15,300      439
  3M Co.                                          1,725      222
                                                          ------
                                                             661
                                                          ------
MEDIA-5.4%
  Clear Channel Communications, Inc. (a)          4,400      187
  Comcast Corp., Class A (a)                      3,250       98
  EchoStar Communications Corp., Class A (a)      1,800       62
  Gannett Co., Inc.                                 675       52
  Univision Communications, Inc., Class A (a)     2,287       70
  Viacom, Inc., Class B (a)                       3,450      151
                                                          ------
                                                             620
                                                          ------
OIL & GAS-3.4%
  BJ Services Co. (a)                             1,200       45
  Baker Hughes, Inc.                              1,700       57
  Exxon Mobil Corp.                               6,300      226
  Smith International, Inc. (a)                   1,850       68
                                                          ------
                                                             396
                                                          ------
PHARMACEUTICALS-13.4%
  Abbott Laboratories                             2,775      121
  AmerisourceBergen Corp.                         1,100       76
  Bristol-Myers Squibb Co.                        1,900       52
  Celgene Corp. (a)                               1,050       32
  Forest Laboratories, Inc. (a)                     800       44
  Gilead Sciences, Inc. (a)                       1,325       74
  Lilly (Eli) and Co.                             2,000      138
  Merck & Co., Inc.                               3,000      182
  Pfizer, Inc.                                   18,969      648
  Wyeth                                           3,975      181
                                                          ------
                                                           1,548
                                                          ------


--   The Notes to Financial Statements are an integral part of these statements.
24

Large Cap Growth/Morgan Stanley Fund

INVESTMENTS IN SECURITIES continued

June 30, 2003 (Unaudited)

                                                  NUMBER OF        VALUE
                                                     SHARES        (000)
------------------------------------------------------------------------
COMMON STOCKS continued
RETAIL-11.3%
  Abercrombie & Fitch Co., Class A (a)                2,000     $     57
  Bed Bath & Beyond, Inc. (a)                         1,600           62
  Costco Wholesale Corp. (a)                          2,950          108
  Dollar Tree Stores, Inc. (a)                        2,000           63
  Home Depot, Inc.                                    5,790          192
  Kohl's Corp. (a)                                      975           50
  Limited Brands                                        825           13
  Lowe's Companies., Inc.                             1,575           68
  McDonald's Corp.                                    2,000           44
  TJX (The) Companies, Inc.                           2,225           42
  Target Corp.                                        2,200           83
  Tiffany & Co.                                         750           25
  Wal-Mart Stores, Inc.                               7,075          380
  Walgreen Co.                                        1,650           50
  Yum! Brands, Inc. (a)                               2,150           64
                                                                --------
                                                                   1,301
                                                                --------
SEMICONDUCTORS-7.6%
  Altera Corp. (a)                                    2,800           46
  Analog Devices, Inc. (a)                            2,200           77
  Applied Materials, Inc. (a)                         6,400          102
  Broadcom Corp., Class A (a)                         1,100           27
  Emulex Corp. (a)                                    1,300           30
  Intel Corp.                                        15,700          326
  Linear Technology Corp.                             2,525           81
  Maxim Integrated Products, Inc.                     1,975           68
  Novellus Systems, Inc. (a)                            850           31
  Texas Instruments, Inc.                             4,775           84
                                                                --------
                                                                     872
                                                                --------
SOFTWARE-10.3%
  Adobe Syustems, Inc.                                1,000           32
  Automatic Data Processing, Inc.                     1,350           46
  First Data Corp.                                    2,125           88
  Mercury Interactive Corp. (a)                         400           15
  Microsoft Corp.                                    30,900          791
  Oracle Corp. (a)                                   11,875          143
  Peoplesoft, Inc. (a)                                1,100           19
  Siebel Systems, Inc. (a)                            1,600           15
  Veritas Software Corp. (a)                          1,550           44
                                                                --------
                                                                   1,193
                                                                --------

                                                  NUMBER OF        VALUE
                                                     SHARES        (000)
------------------------------------------------------------------------
TELECOMMUNICATIONS-5.1%
  AT&T Wireless Services, Inc. (a)                    3,550     $     29
  Cisco Systems, Inc. (a)                            17,250          288
  Juniper Networks, Inc. (a)                          2,300           28
  Qualcomm, Inc.                                      2,150           77
  UTStarcom, Inc. (a)                                   700           25
  Verizon Communications, Inc.                        3,491          138
                                                                --------
                                                                     585
                                                                --------
TOTAL COMMON STOCKS
  (Cost $10,391)                                                  11,202
                                                                --------
SHORT-TERM OBLIGATION-2.2%
MONEY MARKET FUND
  CIGNA Funds Group - Money Market Fund
    (Cost $249)                                     249,116          249
                                                                --------
TOTAL INVESTMENTS IN SECURITIES-99.3%
  (Total Cost $10,640) (b)                                        11,451
  Cash and Other Assets, Less Liabilities - 0.7%                      84
                                                                --------
NET ASSETS-100.0%                                               $ 11,535
                                                                ========

NOTES TO INVESTMENTS IN SECURITIES

  (a) Non-income producing security.

  Tax Information

  (b) At June 30, 2003, the net unrealized depreciation of investments, based on cost for federal income tax purposes of $11,526,788, was as follows:

  Aggregate gross unrealized appreciation for all investments
  in which there was an excess of value over tax cost.             $  366,388

  Aggregate gross unrealized depreciation for all investments
  in which there was an excess of tax cost over value                (442,161)
                                                                   ----------
  Unrealized depreciation - net                                    $  (75,773)
                                                                   ==========
  (c) At December 31, 2002, the capital loss carryforward was:
      expiring 2008                                                $  387,542
      expiring 2009                                                 1,807,002
      expiring 2010                                                 2,456,593
                                                                   ----------
                                                                   $4,651,137
                                                                   ==========


The Notes to Financial Statements are an integral part of these statements.   --

Large Cap Value/John A. Levin & Co. Fund

INVESTMENTS IN SECURITIES

June 30, 2003 (Unaudited)

                                                    NUMBER OF     VALUE
                                                       SHARES     (000)
-----------------------------------------------------------------------
COMMON STOCKS-95.4%
AEROSPACE & DEFENSE-5.0%
  Lockheed Martin Corp.                                 7,900    $  376
  Northrop Grumman Corp.                                3,500       302
  Raytheon Co.                                          9,300       305
                                                                 ------
                                                                    983
                                                                 ------
AGRICULTURE-0.5%
  Monsanto Co.                                          4,667       101
                                                                 ------
BANKS-10.3%
  Bank of America Corp.                                 6,300       498
  Bank of New York, Inc.                               18,700       538
  FleetBoston Financial Corp.                          10,100       300
  PNC Financial Services Group, Inc.                    6,400       312
  US Bancorp                                           15,991       392
                                                                 ------
                                                                  2,040
                                                                 ------
CHEMICALS-3.1%
  Dow (The) Chemical Co.                                6,300       195
  du Pont (E.I.) de Nemours & Co.                      10,000       416
                                                                 ------
                                                                    611
                                                                 ------
COMMERCIAL SERVICES-1.9%
  Accenture Ltd., Class A (a)                          20,600       373
                                                                 ------
COMPUTERS-3.3%
  Hewlett-Packard Co.                                   9,800       209
  International Business Machines Corp.                 2,800       231
  Sungard Data Systems, Inc. (a)                        8,200       213
                                                                 ------
                                                                    653
                                                                 ------
COSMETIC/PERSONAL CARE-2.6%
  Kimberly Clark Corp.                                  4,100       214
  Procter & Gamble Co.                                  3,400       303
                                                                 ------
                                                                    517
                                                                 ------
ELECTRIC-2.3%
  Constellation Energy Group, Inc.                      9,300       319
  FPL Group, Inc.                                       2,200       147
                                                                 ------
                                                                    466
                                                                 ------
ELECTRONICS-3.7%
  Hughes Electronics Corp. (a)                         11,500       147
  Koninklijke (Royal) Philips Electronics Corp. ADR    17,596       336
  Thermo Electron Corp. (a)                            11,900       250
                                                                 ------
                                                                    733
                                                                 ------
FINANCIAL-5.1%
  CIT Group, Inc.                                      11,800       291
  Citigroup, Inc.                                      13,000       556
  Morgan (JP) Chase & Co.                               4,800       164
                                                                 ------
                                                                  1,011
                                                                 ------

                                                    NUMBER OF     VALUE
                                                       SHARES     (000)
-----------------------------------------------------------------------
FOOD & BEVERAGES-7.0%
  Anheuser-Busch Companies, Inc.                        5,000    $  255
  Archer-Daniels-Midland Co.                           17,400       224
  Heinz (H.J.) Co.                                      8,200       270
  Kraft Foods, Inc., Class A                            3,100       101
  PepsiCo., Inc.                                        3,900       174
  Sara Lee Corp.                                       19,200       361
                                                                 ------
                                                                  1,385
                                                                 ------
HEALTH CARE-0.6%
  HCA, Inc.                                             3,900       125
                                                                 ------
INSURANCE-6.8%
  American International Group, Inc.                    3,000       166
  Aon Corp.                                            16,100       388
  Hancock (John) Financial Services, Inc.              12,800       393
  UnumProvident Corp.                                  13,400       180
  XL Capital Ltd., Class A                              2,700       224
                                                                 ------
                                                                  1,351
                                                                 ------
MACHINERY-1.0%
  Deere & Co.                                           4,200       192
                                                                 ------
MANUFACTURING-8.9%
  Alcan, Inc.                                           9,300       291
  Cooper Industries Ltd.                                2,500       103
  General Electric Co.                                 15,300       439
  Honeywell International, Inc.                         6,200       167
  Ingersoll-Rand Co., Class A                           3,600       170
  Textron, Inc.                                         5,900       230
  Tyco International Ltd.                              18,800       357
                                                                 ------
                                                                  1,757
                                                                 ------
MEDIA-5.2%
  Comcast Corp., Class A (a)                            3,900       112
  Disney (Walt) Co.                                     7,300       144
  Liberty Media Corp., Class A (a)                     23,000       266
  News Corp. Ltd                                        5,900       148
  Tribune Co.                                           7,400       357
                                                                 ------
                                                                  1,027
                                                                 ------
OIL & GAS-6.8%
  Burlington Resources, Inc.                            2,700       146
  ChevronTexaco Corp.                                   1,900       137
  EL Paso Corp.                                        14,625       118
  Exxon Mobil Corp.                                    13,500       485
  Unocal Corp.                                         10,100       290
  Williams Companies, Inc.                             21,100       167
                                                                 ------
                                                                  1,343
                                                                 ------


--
26   The Notes to Financial Statements are an integral part of these statements.

Large Cap Value/John A. Levin & Co. Fund

INVESTMENTS IN SECURITIES continued

June 30, 2003 (Unaudited)

                                                  NUMBER OF        VALUE
                                                     SHARES        (000)
------------------------------------------------------------------------
COMMON STOCKS continued
PHARMACEUTICALS-5.5%
  Bristol-Myers Squibb Co.                           11,200     $    304
  Lilly (Eli) & Co.                                   1,400           97
  Pfizer, Inc.                                       20,400          697
                                                                --------
                                                                   1,098
                                                                --------
RETAIL-4.0%
  Home Depot, Inc.                                   11,800          391
  Limited Brands                                      5,400           84
  McDonald's Corp.                                   14,300          316
                                                                --------
                                                                     791
                                                                --------
SEMICONDUCTORS-0.4%
  Texas Instruments, Inc.                             4,900           86
                                                                --------
SOFTWARE-4.6%
  First Data Corp.                                    5,100          211
  Microsoft Corp.                                    16,700          428
  Oracle Corp. (a)                                   23,500          282
                                                                --------
                                                                     921
                                                                --------
TELECOMMUNICATIONS-5.1%
  BellSouth Corp.                                    15,600          415
  Motorola, Inc.                                     11,700          110
  SBC Communications, Inc.                            3,800           97
  Verizon Communications, Inc.                        9,600          379
                                                                --------
                                                                   1,001
                                                                --------
TRANSPORTATION-1.7%
  CSX Corp.                                          11,100          333
                                                                --------
TOTAL COMMON STOCKS
  (Cost $17,744)                                                  18,898
                                                                --------

                                                  NUMBER OF        VALUE
                                                     SHARES        (000)
------------------------------------------------------------------------
SHORT-TERM OBLIGATION-4.5%
MONEY MARKET FUND
  CIGNA Funds Group - Money Market Fund
    (Cost $884)                                     883,558     $    884
                                                                --------
TOTAL INVESTMENTS IN SECURITIES-99.9%
  (Total Cost $18,628) (b)                                        19,782
  Cash and Other Assets, Less Liabilities - 0.1%                      33
                                                                --------
NET ASSETS-100.0%                                               $ 19,815
                                                                ========

NOTES TO INVESTMENTS IN SECURITIES

  (a) Non-income producing security.

  Tax Information

  (b) At June 30, 2003, the net unrealized appreciation of investments, based on cost for federal income tax purposes of $19,245,581, was as follows:

  Aggregate gross unrealized appreciation for all investments
  in which there was an excess of value over tax cost.             $1,436,848

  Aggregate gross unrealized depreciation for all investments
  in which there was an excess of tax cost over value                (900,223)
                                                                   ----------
  Unrealized appreciation - net                                    $  536,625
                                                                   ==========
  (c) At December 31, 2002, the capital loss carryforward was:
      expiring 2009                                                $   56,200
      expiring 2010                                                   780,786
                                                                   ----------
                                                                   $  836,986
                                                                   ==========


The Notes to Financial Statements are an integral part of these statements.   --

S&P 500(R) Index Fund

INVESTMENTS IN SECURITIES

June 30, 2003 (Unaudited)

                                          NUMBER OF     VALUE
                                             SHARES     (000)
-------------------------------------------------------------
COMMON STOCKS-93.1%
  General Electric Co.                      159,700  $  4,580
  Microsoft Corp.                           171,800     4,400
  Pfizer, Inc.                              127,906     4,368
  Exxon Mobil Corp.                         107,994     3,878
  Wal-Mart Stores, Inc.                      70,800     3,800
  Citigroup, Inc.                            82,489     3,531
  Johnson & Johnson                          47,634     2,463
  American International Group, Inc.         41,871     2,311
  International Business Machines Corp.      27,100     2,236
  Intel Corp.                               106,300     2,209
  Merck & Co., Inc.                          36,000     2,180
  Bank of America Corp.                      24,116     1,906
  Cisco Systems, Inc. (a)                   114,100     1,904
  Procter & Gamble Co.                       20,800     1,855
  Coca-Cola (The) Co.                        39,800     1,847
  Verizon Communications, Inc. (a)           43,928     1,733
  Altria Group, Inc.                         33,200     1,509
  Amgen, Inc. (a)                            20,672     1,374
  Wells Fargo & Co.                          27,200     1,371
  SBC Communications Inc. (a)                53,406     1,365
  Dell Computer Corp. (a)                    41,400     1,323
  Eli Lilly and Co.                          18,000     1,241
  Home Depot, Inc.                           37,400     1,239
  ChevronTexaco Corp.                        17,129     1,237
  PepsiCo, Inc.                              27,770     1,236
  Viacom, Inc. (a)                           28,288     1,235
  AOL Time Warner, Inc. (a)                  71,900     1,157
  United Parcel Service, Inc.                18,000     1,147
  Comcast Corp. Class A (a)                  37,053     1,118
  Abbott Laboratories                        25,100     1,098
  JP Morgan Chase & Co.                      32,060     1,096
  Fannie Mae                                 16,000     1,079
  Hewlett-Packard Co.                        48,926     1,042
  Oracle Corp. (a)                           84,600     1,017
  Wyeth (a)                                  21,300       970
  Medtronic, Inc.                            19,600       940
  American Express Co.                       21,100       882
  Wachovia Corp.                             21,870       874
  Bristol-Myers Squibb Co.                   31,200       847
  3M Co. (a)                                  6,300       813
  BellSouth Corp.                            29,900       796
  U.S. Bancorp                               30,796       755
  Morgan Stanley Dean Witter & Co.           17,400       744
  Anheuser-Busch Cos., Inc.                  13,700       699

                                          NUMBER OF     VALUE
                                             SHARES     (000)
-------------------------------------------------------------
  Bank One Corp.                             18,702  $    695
  du Pont (E.I.) de Nemours and Co.          16,029       667
  Disney (Walt) Co.                          32,900       650
  Merrill Lynch & Co., Inc.                  13,900       649
  Goldman Sachs Group, Inc.                   7,600       637
  Washington Mutual, Inc.                    15,260       630
  Tyco International Ltd.                    32,071       609
  ConocoPhillips                             10,845       594
  Freddie Mac                                11,200       569
  Target Corp.                               14,500       549
  Lowe's Companies, Inc.                     12,500       537
  Gillette Co.                               16,800       535
  United Technologies Corp.                   7,500       531
  Fifth Third Bancorp                         9,246       530
  eBay, Inc. (a)                              5,000       521
  First Data Corp.                           12,100       501
  FleetBoston Financial Corp.                16,860       501
  Colgate-Palmolive Co.                       8,600       498
  Walgreen Co.                               16,500       497
  UnitedHealth Group, Inc.                    9,800       492
  Texas Instruments, Inc.                    27,900       491
  Boeing Co.                                 13,550       465
  Cardinal Health, Inc.                       7,225       465
  Dow Chemical Co.                           14,660       454
  QUALCOMM, Inc.                             12,600       450
  McDonald's Corp.                           20,300       448
  Schlumberger Ltd.                           9,300       442
  Marsh & McLennan Companies, Inc.            8,600       439
  Schering-Plough Corp.                      23,600       439
  Kimberly-Clark Corp.                        8,300       433
  MBNA Corp.                                 20,362       424
  Applied Materials, Inc. (a)                26,500       420
  Clear Channel Communications, Inc. (a)      9,800       415
  Allstate Corp.                             11,300       403
  Boston Scientific Corp.                     6,500       397
  EMC Corp. (a)                              35,474       371
  Honeywell International, Inc.              13,762       370
  Southern Co.                               11,500       358
  AT&T Wireless Services, Inc. (a)           43,136       354
  Bank of New York Co., Inc.                 12,300       354
  Emerson Electric Co.                        6,800       347
  Lockheed Martin Corp.                       7,300       347
  Motorola, Inc.                             36,835       347
  Alcoa, Inc.                                13,444       343
  Gannett Co., Inc.                           4,300       330


--
28   The Notes to Financial Statements are an integral part of these statements.

S&P 500(R) Index Fund

INVESTMENTS IN SECURITIES continued

June 30, 2003 (Unaudited)

                                            NUMBER OF     VALUE
                                               SHARES     (000)
---------------------------------------------------------------
COMMON STOCKS continued
  Automatic Data Processing, Inc.               9,600    $  325
  Ford Motor Co.                               29,488       324
  General Motors Corp.                          9,000       324
  Illinois Tool Works, Inc.                     4,900       323
  National City Corp.                           9,800       321
  Dominion Resources, Inc.                      4,968       319
  Forest Laboratories, Inc. (a)                 5,800       318
  MetLife, Inc. (a)                            11,200       317
  SYSCO Corp.                                  10,500       315
  Yahoo!, Inc. (a)                              9,500       311
  Carnival Corp.                                9,400       306
  Caterpillar, Inc.                             5,500       306
  Prudential Financial, Inc.                    9,100       306
  Cendant Corp. (a)                            16,585       304
  FedEx Corp.                                   4,800       298
  SLM Corp. (a)                                 7,500       294
  Exelon Corp.                                  4,862       291
  Duke Energy Corp.                            14,300       285
  General Mills, Inc.                           5,900       280
  Nextel Communications, Inc. Class A (a)      15,500       280
  Kohl's Corp. (a)                              5,400       277
  International Paper Co.                       7,664       274
  Costco Wholesale Corp. (a)                    7,300       267
  Gap (The), Inc.                              14,250       267
  SunTrust Banks, Inc.                          4,500       267
  HCA, Inc.                                     8,200       263
  BB&T Corp.                                    7,600       261
  Lehman Brothers Holdings, Inc.                3,900       259
  Northrop Grumman Corp.                        2,971       256
  Progressive Corp.                             3,500       256
  AFLAC, Inc.                                   8,300       255
  Travelers Property Casualty Corp. Class B    16,077       254
  Baxter International, Inc.                    9,600       250
  Alltel Corp.                                  5,000       241
  AT&T Corp.                                   12,336       238
  Union Planters Corp.                          4,100       238
  Tribune Co.                                   4,900       237
  Avon Products, Inc.                           3,800       236
  Sun Microsystems, Inc. (a)                   51,300       236
  Sara Lee Corp.                               12,500       235
  General Dynamics Corp.                        3,200       232
  Waste Management, Inc.                        9,595       231
  NIKE, Inc. Class B                            4,200       225
  Best Buy Co., Inc. (a)                        5,100       224

                                            NUMBER OF     VALUE
                                               SHARES     (000)
---------------------------------------------------------------
  Kellogg Co.                                   6,500    $  223
  Stryker Corp.                                 3,200       222
  Schwab (Charles) Corp.                       21,875       221
  PNC Financial Services Group                  4,500       220
  Guidant Corp.                                 4,900       218
  Omnicome Group, Inc.                          3,000       215
  Raytheon Co.                                  6,500       213
  Southwest Airlines Co.                       12,330       212
  State Street Corp.                            5,300       209
  Newmont Mining Corp.                          6,400       208
  Kroger Co. (a)                               12,400       207
  Hartford Financial Services Group, Inc.       4,100       206
  Computer Associates International, Inc.       9,200       205
  Sprint Corp.                                 14,200       204
  ConAgra Foods, Inc.                           8,600       203
  Analog Devices, Inc. (a)                      5,800       202
  Wellpoint Health Networks, Inc. (a)           2,400       202
  Wrigley (Wm.) Jr., Co.                        3,600       202
  Occidental Petroleum Corp.                    6,000       201
  Golden West Financial Corp.                   2,500       200
  Devon Energy Corp.                            3,700       198
  FPL Group, Inc.                               2,900       194
  Mellon Financial Corp.                        7,000       194
  McGraw-Hill Companies, Inc.                   3,100       192
  Harley-Davidson, Inc.                         4,800       191
  Entergy Corp.                                 3,600       190
  Weyerhaeuser Co.                              3,500       189
  Masco Corp.                                   7,900       188
  American Electric Power Co., Inc.             6,220       186
  VERITAS Software Corp. (a)                    6,500       186
  H.J. Heinz Co.                                5,600       185
  XL Capital Ltd. Class. A                      2,200       183
  Bed Bath & Beyond, Inc. (a)                   4,700       182
  FirstEnergy Corp.                             4,700       181
  Anadarko Petroleum Corp.                      4,029       179
  Baker Hughes, Inc.                            5,340       179
  Anthem, Inc. (a)                              2,300       178
  Equity Office Properties Trust                6,600       178
  Maxim Integrated Products, Inc. (a)           5,200       178
  CVS Corp.                                     6,300       177
  Janus Capital Group, Inc.                    10,700       175
  Paychex, Inc.                                 5,975       175
  Burlington Resources, Inc.                    3,210       174
  Deere & Co.                                   3,800       174
  Apollo Group, Inc. Class A (a)                2,800       173


                                                                              --
The Notes to Financial Statements are an integral part of these statements.   29

S&P 500(R) Index Fund

INVESTMENTS IN SECURITIES continued

June 30, 2003 (Unaudited)

                                               NUMBER OF     VALUE
                                                  SHARES     (000)
------------------------------------------------------------------
COMMON STOCKS continued
  Burlington Northern Santa Fe Corp.               6,100    $  173
  Capital One Financial Corp.                      3,500       172
  KeyCorp                                          6,800       172
  Electronic Arts, Inc. (a)                        2,300       170
  Apache Corp.                                     2,583       168
  Sears, Roebuck & Co.                             5,000       168
  Progress Energy, Inc.                            3,800       167
  Franklin Resources, Inc.                         4,200       164
  Principal Financial Group, Inc.                  5,100       164
  Danaher Corp.                                    2,400       163
  Electronic Data Systems Corp.                    7,600       163
  McKesson HBOC, Inc.                              4,573       163
  Allergan, Inc.                                   2,100       162
  Chubb Corp.                                      2,700       162
  Linear Technology Corp.                          5,000       161
  St. Jude Medical, Inc. (a)                       2,800       161
  Becton, Dickinson & Co.                          4,100       159
  Campbell Soup Co.                                6,500       159
  Halliburton Co.                                  6,900       159
  TJX Companies, Inc.                              8,400       158
  Praxair, Inc.                                    2,600       156
  Hershey Foods Corp.                              2,200       153
  Public Service Enterprise Group                  3,600       152
  Starbucks Corp. (a)                              6,200       152
  Air Products & Chemicals, Inc.                   3,600       150
  SouthTrust Corp.                                 5,500       150
  Clorox Co.                                       3,500       149
  Consolidated Edison, Inc.                        3,400       147
  Intuit, Inc. (a)                                 3,300       147
  Marriott International, Inc. Class A             3,800       146
  Northern Trust Corp.                             3,500       146
  Pitney Bowes, Inc.                               3,800       146
  Agilent Technologies, Inc. (a)                   7,413       145
  MedImmune, Inc. (a)                              4,000       145
  Safeway, Inc. (a)                                7,100       145
  Ace, Ltd.                                        4,200       144
  Aetna, Inc.                                      2,400       144
  John Hancock Financial Services, Inc.            4,700       144
  International Game Technology                    1,400       143
  Corning, Inc. (a)                               19,200       142
  Genzyme Corp. (a)                                3,400       142
  Lexmark International, Inc. (a)                  2,000       142
  Loews Corp.                                      3,000       142
  Zimmer Holdings, Inc. (a)                        3,130       141

                                               NUMBER OF     VALUE
                                                  SHARES     (000)
------------------------------------------------------------------
  Countrywide Credit Industries, Inc.              2,000    $  139
  KLA-Tencor Corp. (a)                             3,000       139
  Staples, Inc. (a)                                7,550       139
  Yum! Brands, Inc. (a)                            4,680       138
  PG&E Corp. (a)                                   6,500       137
  PPG Industries, Inc.                             2,700       137
  Xilinx, Inc. (a)                                 5,400       137
  Archer-Daniels-Midland Co.                      10,369       134
  Comerica, Inc.                                   2,850       133
  Mattel, Inc.                                     7,000       132
  St. Paul Companies, Inc.                         3,628       132
  Chiron Corp. (a)                                 3,000       131
  Coca-Cola Enterprises, Inc.                      7,100       129
  Ltd Brands                                       8,300       129
  Marathon Oil Corp.                               4,900       129
  Ingersoll-Rand Co.                               2,700       128
  Qwest Communications International, Inc. (a)    26,709       128
  Lucent Technologies, Inc. (a)                   62,730       127
  Moody's Corp.                                    2,400       127
  AmSouth BanCorp.                                 5,750       126
  Eastman Kodak Co.                                4,600       126
  AmerisourceBergen Corp.                          1,800       125
  Fortune Brands, Inc.                             2,400       125
  H&R Block, Inc.                                  2,900       125
  PACCAR, Inc.                                     1,850       125
  Xerox Corp. (a)                                 11,800       125
  AutoZone, Inc. (a)                               1,600       122
  Regions Financial Corp.                          3,600       122
  Johnson Controls, Inc.                           1,400       120
  Unocal Corp.                                     4,200       120
  Adobe Systems, Inc.                              3,700       119
  Aon Corp.                                        4,950       119
  Biomet, Inc.                                     4,150       119
  Centerpoint Energy, Inc. (a)                    14,622       119
  Concord EFS, Inc. (a)                            8,100       119
  Norfolk Southern Corp.                           6,200       119
  SunGard Data Systems, Inc. (a)                   4,600       119
  Newell Rubbermaid, Inc.                          4,210       118
  Symantec Corp. (a)                               2,700       118
  Albertson's, Inc.                                6,088       117
  Bear (The) Stearns Companies, Inc.               1,617       117
  Simon Property Group, Inc. (a)                   3,000       117
  TXU Corp.                                        5,200       117
  Computer Sciences Corp. (a)                      3,000       114
  Equity Residential Properties Trust              4,400       114

--
30   The Notes to Financial Statements are an integral part of these statements.

S&P 500(R) Index Fund

INVESTMENTS IN SECURITIES continued

June 30, 2003 (Unaudited)

                                            NUMBER OF   VALUE
                                               SHARES   (000)
-------------------------------------------------------------
COMMON STOCKS continued
  Federated Department Stores, Inc.             3,100  $  114
  Charter One Financial, Inc.                   3,627     113
  MBIA, Inc.                                    2,300     112
  Micron Technology, Inc.                       9,600     112
  PPL Corp.                                     2,600     112
  Transocean Sedco Forex, Inc. (a)              5,042     111
  Ameren Corp.                                  2,500     110
  Rohm & Haas Co.                               3,553     110
  Ambac Financial Group, Inc.                   1,650     109
  Apple Computer, Inc.                          5,700     109
  Fiserv, Inc.                                  3,050     109
  New York Times Co. Class A                    2,400     109
  Univision Communications, Inc. (a)            3,600     109
  Ecolab, Inc.                                  4,200     108
  Quest Diagnostics (a)                         1,700     108
  Broadcom Corp. Class A (a)                    4,300     107
  Family Dollar Stores, Inc.                    2,800     107
  Marshall & Ilsley Corp.                       3,500     107
  DTE Energy Co.                                2,700     104
  Kinder Morgan, Inc.                           1,900     104
  Synovus Financial Corp.                       4,850     104
  CIGNA Corp. (b)                               2,200     103
  CSX Corp.                                     3,400     102
  May Department Stores Co.                     4,550     101
  Altera Corp. (a)                              6,100     100
  Lincoln National Corp.                        2,800     100
  Cinergy Corp.                                 2,700      99
  Union Planters Corp.                          3,200      99
  ITT Industries, Inc.                          1,500      98
  Cincinnati Financial Corp.                    2,600      96
  Cintas Corp.                                  2,700      96
  Dollar General Corp.                          5,260      96
  Dover Corp.                                   3,200      96
  UST, Inc.                                     2,700      95
  Jefferson-Pilot Corp.                         2,275      94
  Xcel Energy, Inc.                             6,265      94
  BJ Services Co. (a)                           2,500      93
  Sempra Energy                                 3,255      93
  Biogen, Inc. (a)                              2,400      91
  Monsanto Co.                                  4,217      91
  Nabors Industries, Ltd. (a)                   2,300      91
  Sprint Corp. (PCS Group) (a)                 15,800      91
  Starwood Hotels & Resorts Worldwide, Inc.     3,200      91
  Avery Dennison Corp.                          1,800      90

                                            NUMBER OF   VALUE
                                               SHARES   (000)
-------------------------------------------------------------
  Genuine Parts Co.                             2,800   $  90
  Knight-Ridder, Inc.                           1,300      90
  Pepsi Bottling Group, Inc.                    4,500      90
  American Standard Companies, Inc. (a)         1,200      89
  Constellation Energy Group, Inc.              2,600      89
  KeySpan Corp.                                 2,500      89
  North Fork Bancorporation, Inc. (a)           2,600      89
  Tenet Healthcare Corp. (a)                    7,600      89
  First Tennessee National Corp. (a)            2,000      88
  Novellus Systems, Inc. (a)                    2,400      88
  Eaton Corp.                                   1,100      86
  Network Appliance, Inc. (a)                   5,300      86
  PeopleSoft, Inc. (a)                          4,912      86
  Textron, Inc.                                 2,200      86
  Edison International (a)                      5,200      85
  Molex, Inc.                                   3,125      84
  Interpublic Group of Cos., Inc. (a)           6,100      82
  JDS Uniphase Corp. (a)                       22,700      80
  Brown-Forman Corp. Class B                    1,000      79
  Centex Corp.                                  1,000      78
  CenturyTel, Inc.                              2,250      78
  MeadWestvaco Corp.                            3,155      78
  Parker-Hannifin Corp.                         1,850      78
  SAFECO Corp.                                  2,200      78
  Delphi Automotive Systems Corp.               8,920      77
  El Paso Corp.                                 9,390      76
  Georgia-Pacific Corp.                         4,010      76
  T. Rowe Price Group, Inc.                     2,000      76
  Zions Bancorporation                          1,500      76
  EOG Resources, Inc.                           1,800      75
  Hilton Hotels Corp.                           5,900      75
  MGIC Investment Corp.                         1,600      75
  Plum Creek Timber Company, Inc.               2,900      75
  Tiffany & Co.                                 2,300      75
  Autonation, Inc. (a)                          4,700      74
  NiSource, Inc.                                3,900      74
  RadioShack Corp.                              2,800      74
  Huntington Bancshares, Inc.                   3,751      73
  Harrah's Entertainment, Inc.                  1,800      72
  J.C. Penney Co., Inc., (Holding Co.)          4,300      72
  Kerr-McGee Corp.                              1,607      72
  Noble Corp. (a)                               2,100      72
  Qlogic Corp. (a)                              1,500      72
  Rockwell International Corp.                  3,000      72
  Siebel Systems, Inc. (a)                      7,500      72


                                                                              --
The Notes to Financial Statements are an integral part of these statements.   31

S&P 500(R) Index Fund

INVESTMENTS IN SECURITIES continued

June 30, 2003 (Unaudited)

                                           NUMBER OF    VALUE
                                              SHARES    (000)
-------------------------------------------------------------
COMMON STOCKS continued
  Office Depot, Inc. (a)                       4,900    $  71
  Rockwell Collins, Inc.                       2,900       71
  Torchmark Corp.                              1,900       71
  Health Management Associates, Inc.           3,800       70
  IMS Health, Inc.                             3,900       70
  Whirlpool Corp.                              1,100       70
  WW Grainger, Inc.                            1,500       70
  Amerada Hess Corp.                           1,400       69
  Jabil Circuit, Inc. (a)                      3,100       69
  Watson Pharmaceuticals, Inc. (a)             1,700       69
  Applera Corp., Applied Biosystems Group      3,400       65
  Sherwin-Williams (The) Co.                   2,400       65
  Sigma-Aldrich Corp.                          1,200       65
  Williams Cos, Inc.                           8,200       65
  BMC Software, Inc. (a)                       3,900       64
  Leggett & Platt, Inc.                        3,100       64
  Unisys Corp. (a)                             5,100       63
  Cooper Industries, Ltd. (a)                  1,500       62
  Pulte Homes, Inc.                            1,000       62
  Sealed Air Corp. (a)                         1,296       62
  Jones Apparel Group, Inc.                    2,100       61
  V. F. Corp.                                  1,800       61
  Waters Corp. (a)                             2,100       61
  Equifax, Inc.                                2,300       60
  Liz Claiborne, Inc.                          1,700       60
  McCormick & Co. Inc.,                        2,200       60
  Scientific-Atlanta, Inc.                     2,500       60
  Citrix Systems, Inc. (a)                     2,900       59
  King Pharmaceuticals, Inc.                   4,000       59
  Nucor Corp.                                  1,200       59
  Vulcan Materials Co.                         1,600       59
  Citizens Communications Co. (a)              4,500       58
  C.R. Bard, Inc.                                800       57
  National Semiconductor Corp. (a)             2,900       57
  Sabre Holdings Corp.                         2,307       57
  Thermo Electron Corp. (a)                    2,700       57
  Black & Decker Corp.                         1,300       56
  Dow Jones & Co., Inc.                        1,300       56
  Freeport-McMoRan Copper & Gold, Inc.         2,300       56
  Federated Investors, Inc.                    2,000       55
  NVIDIA Corp. (a)                             2,400       55
  AES Corp. (a)                                8,500       54
  Phelps Dodge Corp. (a)                       1,400       54
  Robert Half International, Inc. (a)          2,800       53

                                           NUMBER OF    VALUE
                                              SHARES    (000)
-------------------------------------------------------------
  Sanmina-SCI Corp. (a)                        8,400    $  53
  Apartment Investment & Management Co.        1,500       52
  Darden Restaurants, Inc.                     2,750       52
  Engelhard Corporation                        2,100       52
  Pinnacle West Capital Corp.                  1,400       52
  R.J. Reynold Tobacco Holdings, Inc. (a)      1,400       52
  UnumProvident Corp.                          3,874       52
  Wendy's International, Inc.                  1,800       52
  KB HOME (a)                                    800       50
  Mercury Interactive Corp. (a)                1,300       50
  Teradyne, Inc. (a)                           2,900       50
  Hasbro, Inc.                                 2,800       49
  Pactiv Corp.                                 2,500       49
  Solectron Corp. (a)                         13,100       49
  Americian Power Conversion Corp. (a)         3,100       48
  International Flavors & Fragrances, Inc.     1,500       48
  R. R. Donnelley & Sons Co.                   1,800       47
  Symbol Technologies, Inc.                    3,650       47
  Alberto-Culver Co. Class B                     900       46
  Energizer Holdings, Inc. (a)                 1,466       46
  Comverse Technology, Inc. (a)                3,000       45
  Convergys Corp. (a)                          2,800       45
  Deluxe Corp.                                 1,000       45
  Pall Corp.                                   2,000       45
  Sunoco, Inc.                                 1,200       45
  SUPERVALU, Inc.                              2,100       45
  Fluor Corp.                                  1,300       44
  Providian Financial Corp. (a)                4,600       43
  Tellabs, Inc. (a)                            6,500       43
  LSI Logic Corp. (a)                          5,900       42
  Ball Corp.                                     900       41
  Humana, Inc. (a)                             2,700       41
  NCR Corp. (a)                                1,600       41
  Nordstrom, Inc.                              2,100       41
  Toys R Us                                    3,400       41
  Calpine Corp. (a)                            6,000       40
  Goodrich Corp.                               1,900       40
  Manor Care, Inc. (a)                         1,600       40
  Stanley Works (The)                          1,400       39
  Temple-Inland, Inc.                            900       39
  Eastman Chemical Co.                         1,200       38
  Avaya, Inc. (a)                              5,735       37
  Bemis Company, Inc.                            800       37
  CIENA Corp. (a)                              6,900       36
  Monster Worldwide, Inc.                      1,800       36


--
32   The Notes to Financial Statements are an integral part of these statements.

S&P 500(R) Index Fund

INVESTMENTS IN SECURITIES continued

June 30, 2003 (Unaudited)

                                            NUMBER OF     VALUE
                                               SHARES     (000)
---------------------------------------------------------------
COMMON STOCKS continued
  Advanced Micro Devices, Inc. (a)              5,400   $    35
  Brunswick Corp.                               1,400        35
  Compuware Corp. (a)                           6,000        35
  Meredith Corp.                                  800        35
  Millipore Corp.                                 800        35
  Ashland, Inc.                                 1,100        34
  Bausch & Lomb, Inc.                             900        34
  Rowan Companies, Inc.                         1,500        34
  TECO Energy, Inc.                             2,800        34
  Navistar International Corp. (a)              1,000        33
  PMC-Sierra, Inc. (a)                          2,700        32
  Tektronix, Inc. (a)                           1,500        32
  Allied Waste Industries, Inc. (a)             3,100        31
  Carmax, Inc. (a)                              1,035        31
  ADC Telecommunications, Inc. (a)             12,700        30
  Reebok International Ltd. (a)                   900        30
  Applied Micro Circuits Corp. (a)              4,800        29
  Autodesk, Inc.                                1,800        29
  Circuit City Stores-Circuit City Group        3,300        29
  Coors (Adolph) Co. Class B                      600        29
  Delta Air Lines, Inc.                         2,000        29
  Maytag Corp.                                  1,200        29
  Certegy, Inc. (a)                             1,000        28
  Dana Corp.                                    2,401        28
  PerkinElmer, Inc.                             2,000        28
  Big Lots, Inc. (a)                            1,800        27
  Quintiles Transnational Corp. (a)             1,900        27
  Winn-Dixie Stores, Inc.                       2,200        27
  NICOR, Inc.                                     700        26
  Peoples Energy Corp.                            600        26
  Ryder System, Inc.                            1,000        26
  Snap-on, Inc.                                   900        26
  United States Steel Corp.                     1,600        26
  Cummins, Inc.                                   700        25
  Dynegy, Inc. Class A (a)                      5,800        24
  Crane Co.                                     1,000        23
  Reliant Energy, Inc. (a)                      3,802        23
  Boise Cascade Corp.                             900        22
  Del Monte Foods Co. (a)                       2,500        22
  Cooper Tire & Rubber Co.                      1,200        21
  American Greetings Corp. Class A (a)          1,000        20
  Gateway, Inc. (a)                             5,200        19
  Worthington Industries, Inc. (a)              1,400        19
  Dillard's, Inc. Class A                       1,300        18
  Louisina-Pacific Corp.                        1,700        18

                                            NUMBER OF     VALUE
                                               SHARES     (000)
---------------------------------------------------------------
  Mirant Corp.                                  6,377  $     18
  Novell, Inc. (a)                              5,800        18
  Allegheny Energy, Inc. (a)                    2,000        17
  CMS Energy Corp. (a)                          2,100        17
  Hercules, Inc. (a)                            1,700        17
  Great Lakes Chemical Corp.                      800        16
  Rite-Aid Corp. (a)                            3,600        16
  Timken Co.                                      900        16
  Andrew Corp. (a)                              1,600        15
  JM Smucker Co./The                              386        15
  FMC Technologies, Inc. (a)                      687        14
  Goodyear Tire & Rubber Co. (a)                2,600        14
  Visteon Corp. (a)                             2,090        14
  Massey Energy Co.                             1,000        13
  Parametric Technology Corp. (a)               4,200        13
  Thomas & Betts Corp. (a)                        900        13
  Tupperware Corp.                                900        13
  Acuity Brands, Inc.                             600        11
  Kansas City Southern Industries, Inc. (a)       800        10
  Longs Drug Stores Corp.                         600        10
  Potlach Corp.                                   400        10
  Allegheny Technologies, Inc.                  1,300         9
  FMC Corp. (a)                                   400         9
  Power-One, Inc. (a)                           1,300         9
  Advanced Medical Optics, Inc. (a)               466         8
  Viasys Healthcare, Inc. (a)                     365         8
  Imagistics International, Inc. (a)              280         7
  Arch Coal, Inc.                                 244         6
  McDermott International, Inc. (a)             1,000         6
  Texas Genco Holdings, Inc.                      241         6
  Mykrolls Corp. (a)                              406         4
  EnPro Industries, Inc. (a)                      280         3
  Hudson Highland Group, Inc. (a)                 135         3
  Kadant, Inc. (a)                                153         3
  Dun & Bradstreet Corp.                           50         2
  Abercrombie & Fitch Co. Class A (a)              27         1
  Agere Systems, Inc. Class A (a)                 580         1
  Agere Systems, Inc. Class B (a)                 553         1
  Armstrong Holdings, Inc. (a)                    600         1
  Owens Corning (a)                               800         1
  Unilever NV                                       1         -
  WorldCom, Inc. (a)                                1         -
  WorldCom, Inc.-MCI Group (a)                     16         -
                                                       --------
TOTAL COMMON STOCKS
  (Cost $163,892)                                      $144,718
                                                       --------


                                                                              --
The Notes to Financial Statements are an integral part of these statements.   33

S&P 500(R) Index Fund

INVESTMENTS IN SECURITIES continued

June 30, 2003 (Unaudited)

                                                     NUMBER OF       VALUE
                                                        SHARES       (000)
--------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS-6.8%
MONEY MARKET FUND-6.00%
  CIGNA Funds Group - Money Market Fund              9,283,743   $   9,283
                                                                 ---------
                                                    PRINCIPAL
                                                         (000)
                                                    ----------
U.S. GOVERNMENT-0.8%
  U.S. Treasury Bills, (c)
  1.03%, 9/4/03                                     $      100         100
  1.08%, 10/02/03                                           50          50
  1.16%, 10/2/03                                           100         100
  1.09%, 10/30/03                                        1,075       1,071
                                                                 ---------
                                                                     1,321
                                                                 ---------
TOTAL SHORT-TERM OBLIGATIONS
  (Cost $10,604)                                                    10,604
                                                                 ---------
TOTAL INVESTMENTS IN SECURITIES-99.9%
  (Total Cost $174,496) (d)                                        155,322
  Cash and Other Assets, Less Liabilities - 0.1%                       106
                                                                 ---------
NET ASSETS-100.0%                                                $ 155,428
                                                                 =========

NOTES TO INVESTMENTS IN SECURITIES

  (a) Non-income producing securities.

  (b) TimesSquare Capital Management, Inc., the fund's Investment Advisor, is an indirect wholly owned subsidiary of CIGNA Corp.

  (c) This security or a portion thereof is pledged as collateral for Stock Index Futures Contracts. At June 30, 2003, the Fund was long 40, S&P 500 Futures Contracts expiring in September 2003.

  Unrealized loss amounted to $405,500. Underlying face value was $10,138,500 and underlying market value was $9,733,000.

  Tax Information

  (d) At June 30, 2003, the net unrealized depreciation of investments, based on cost for federal income tax purposes of $174,526,890, was as follows:

  Aggregate gross unrealized appreciation for all investments
  in which there was an excess of value over tax cost              $ 16,115,511

  Aggregate gross unrealized depreciation for all investments
  in which there was an excess of tax cost over value               (35,320,582)
                                                                   ------------
  Unrealized depreciation - net                                    $(19,205,071)
                                                                   ============
  (e) At December 31, 2002, the capital loss carryforward was:
      expiring 2009                                                $  6,961,541
      expiring 2010                                                   9,431,252
                                                                   ------------
                                                                   $ 16,392,793
                                                                   ============


--
34   The Notes to Financial Statements are an integral part of these statements.

Small Cap Growth/TimesSquare Fund

INVESTMENTS IN SECURITIES

June 30, 2003 (Unaudited)

                                            NUMBER OF       VALUE
                                               SHARES       (000)
-----------------------------------------------------------------
COMMON STOCKS-92.4%
ADVERTISING-2.5%
  Catalina Marketing Corp. (a)                 45,000    $    794
  Getty Images, Inc. (a)                       90,000       3,717
                                                         --------
                                                            4,511
                                                         --------
AEROSPACE/DEFENSE-1.2%
  MTC Technologies, Inc. (a)                   45,000       1,056
  Orbital Sciences Corp. (a)                  150,000       1,095
                                                         --------
                                                            2,151
                                                         --------
BIOTECHNOLOGY-2.6%
  Bio-Rad Laboratories, Inc. (Class A) (a)     30,000       1,660
  Digene Corp. (a)                             35,000         953
  Myriad Genetics, Inc. (a)                    80,000       1,089
  Protein Design Labs, Inc. (a)                60,000         839
                                                         --------
                                                            4,541
                                                         --------
COMMERCIAL SERVICES-15.5%
  Advisory Board Co. (a)                       30,000       1,216
  Alliance Data Systems Corp. (a)             150,000       3,510
  Arbitron, Inc. (a)                           75,000       2,678
  Career Education Corp. (a)                   20,000       1,368
  ChoicePoint, Inc. (a)                        45,000       1,553
  Corporate Executive Board Co. (a)            75,000       3,061
  Education Management Corp. (a)               80,000       4,254
  First Health Group Corp. (a)                 69,000       1,904
  FTI Consulting, Inc. (a)                     50,000       1,248
  Rent-A-Center, Inc. (a)                      55,000       4,170
  Ritchie Bros. Auctioneers, Inc. (a)          25,000         963
  Valassis Communications, Inc. (a)            60,000       1,543
                                                         --------
                                                           27,468
                                                         --------
COMPUTERS-4.5%
  BISYS Group, Inc. (The) (a)                 150,000       2,755
  Factset Research Systems, Inc.               25,000       1,101
  Henry (Jack) & Associates, Inc.             100,900       1,795
  NetScreen Technologies, Inc. (a)             50,000       1,127
  Synaptics, Inc. (a)                          91,900       1,237
                                                         --------
                                                            8,015
                                                         --------
DISTRIBUTION/WHOLESALE-1.6%
  SCP Pool Corp. (a)                           85,050       2,926
                                                         --------
ELECTRICAL COMPONENTS & EQUIPMENT-0.8%
  Advanced Energy Industries, Inc. (a)        100,000       1,425
                                                         --------
ELECTRONICS-3.5%
  Cymer, Inc. (a)                              50,000       1,601
  Gentex Corp. (a)                             55,000       1,684
  Mettler-Toledo International, Inc. (a)       60,000       2,199
  Photon Dynamics, Inc. (a)                    25,000         691
                                                         --------
                                                            6,175
                                                         --------

                                            NUMBER OF       VALUE
                                               SHARES       (000)
-----------------------------------------------------------------
ENTERTAINMENT-1.3%
  AMC Entertainment, Inc. (a)                 140,000    $  1,602
  Macrovision Corp. (a)                        39,000         777
                                                         --------
                                                            2,379
                                                         --------
ENVIRONMENTAL-1.3%
  Stericycle, Inc. (a)                         60,000       2,309
                                                         --------
FINANCIAL-6.7%
  Boston Private Financial Holdings, Inc.     100,000       2,108
  City National Corp.                          45,000       2,005
  Investment Technology Group, Inc. (a)        30,000         558
  Investors Financial Services Corp.          100,000       2,901
  Jefferies Group, Inc.                        24,600       1,225
  UCBH Holdings, Inc.                          70,000       2,008
  Wintrust Financial Corp.                     37,500       1,110
                                                         --------
                                                           11,915
                                                         --------
FOOD & BEVERAGES-2.7%
  American Italian Pasta Co. Class A (a)       50,000       2,082
  Constellation Brands, Inc. Class A (a)       50,000       1,570
  United Natural Foods, Inc. (a)               40,000       1,126
                                                         --------
                                                            4,778
                                                         --------
HEALTH CARE-7.6%
  DaVita, Inc. (a)                            165,316       4,427
  Lincare Holdings, Inc. (a)                  120,000       3,781
  Pediatrix Medical Group, Inc. (a)            26,500         945
  Respironics, Inc. (a)                        82,000       3,077
  Steris Corp. (a)                             55,000       1,270
                                                         --------
                                                           13,500
                                                         --------
INSURANCE-2.2%
  Markel Corp. (a)                             15,000       3,840
                                                         --------
INTERNET-1.5%
  Avocent Corp. (a)                            45,000       1,347
  ProQuest Co. (a)                             50,000       1,290
                                                         --------
                                                            2,637
                                                         --------
MACHINERY-DIVERSIFIED-0.8%
  Graco, Inc.                                  45,000       1,440
                                                         --------
MEDIA-3.1%
  Emmis Communications Corp. (a)               40,000         918
  Entercom Communications Corp. (a)            35,000       1,715
  LodgeNet Entertainment Corp. (a)             35,000         383
  Radio One, Inc. Class D (a)                 100,000       1,777
  Scholastic Corp. (a)                         25,000         745
                                                         --------
                                                            5,538
                                                         --------


                                                                              --
The Notes to Financial Statements are an integral part of these statements.   35

Small Cap Growth/TimesSquare Fund

INVESTMENTS IN SECURITIES continued

June 30, 2003 (Unaudited)

                                                              NUMBER OF          VALUE
                                                                 SHARES          (000)
--------------------------------------------------------------------------------------
COMMON STOCKS continued
OIL & GAS-4.3%
  Evergreen Resources, Inc. (a)                                  36,000      $   1,955
  Hydril Co. (a)                                                 35,000            954
  Patina Oil & Gas Corp.                                         25,000            804
  Patterson-UTI Energy, Inc. (a)                                 35,000          1,134
  Varco International, Inc. (a)                                  81,000          1,588
  Westport Resources Corp. (a)                                   50,000          1,137
                                                                             ---------
                                                                                 7,572
                                                                             ---------
PHARMACEUTICALS-7.1%
  AdvancePCS (a)                                                 50,000          1,912
  Atrix Laboratories, Inc. (a)                                   80,000          1,759
  Ligand Pharmaceuticals, Inc. (a)                               85,000          1,155
  Medicis Pharmaceutical Corp. Class A                           25,000          1,417
  MGI Pharma, Inc. (a)                                           38,300            982
  Omnicare, Inc.                                                100,000          3,379
  Pharmaceutical Resources, Inc. (a)                             18,000            876
  VCA Antech, Inc. (a)                                           60,000          1,174
                                                                             ---------
                                                                                12,654
                                                                             ---------
RETAIL-1.4%
  Advanced Auto Parts, Inc. (a)                                  40,000          2,436
                                                                             ---------
SEMICONDUCTORS-6.8%
  ASM International NV (a)                                      106,000          1,576
  Emulex, Corp. (a)                                              55,000          1,252
  Globespan Virata, Inc. (a)                                    130,000          1,072
  Intergrated Circuit Systems, Inc. (a)                          65,000          2,043
  LTX Corp. (a)                                                 120,000          1,034
  Photronics, Inc. (a)                                          140,000          2,443
  Semtech Corp. (a)                                              72,900          1,038
  Skyworks Solutions, Inc. (a)                                   95,000            643
  Supertex, Inc. (a)                                             50,000            919
                                                                             ---------
                                                                                12,020
                                                                             ---------
SOFTWARE-8.8%
  Altiris, Inc. (a)                                              60,000          1,203
  Business Objects SA, ADR (a)                                   15,000            329
  Cognos, Inc. (a)                                               50,000          1,350
  Concur Technologies, Inc. (a)                                  85,000            856
  Documentum, Inc. (a)                                           22,000            433
  Fair Isaac & Co.                                               20,000          1,029
  Global Payments, Inc.                                          70,000          2,485
  IMPAC Medical Systems, Inc. (a)                                40,000            835
  Informatica Corp. (a)                                         200,000          1,382
  Lawson Software, Inc. (a)                                      95,000            738
  Mantech International Corp. (a)                                60,000          1,151

                                                              NUMBER OF          VALUE
                                                                 SHARES          (000)
--------------------------------------------------------------------------------------
SOFTWARE continued
  National Instruments Corp. (a)                                 50,000      $   1,889
  NDCHealth Corp.                                               105,000          1,927
                                                                             ---------
                                                                                15,607
                                                                             ---------
STORAGE/WAREHOUSING-0.5%
  Mobile Mini, Inc. (a)                                          50,000            816
                                                                             ---------
TELECOMMUNICATIONS-2.2%
  3Com Corp. (a)                                                200,000            936
  Plantronics, Inc. (a)                                          65,000          1,409
  West Corp. (a)                                                 60,000          1,599
                                                                             ---------
                                                                                 3,944
                                                                             ---------
TOYS/GAMES-0.5%
  Marvel Enterprises, Inc. (a)                                   50,000            955
                                                                             ---------
TRANSPORTATION-1.4%
  P.A.M. Transportation Services, Inc. (a)                       55,000          1,331
  Pacer International, Inc. (a)                                  60,000          1,132
                                                                             ---------
                                                                                 2,463
                                                                             ---------
TOTAL COMMON STOCKS
  (Cost $144,083)                                                              164,015
                                                                             ---------
SHORT-TERM OBLIGATION-8.0%
MONEY MARKET FUND
  CIGNA Funds Group - Money Market Fund
    (Cost $14,279)                                           14,279,314         14,279
                                                                             ---------
TOTAL INVESTMENTS IN SECURITIES-100.4%
  (Total Cost $158,362) (b)                                                    178,294
  Liabilities in excess of Cash and Other Assets - (0.4)%                         (706)
                                                                             ---------
NET ASSETS-100.0%                                                            $ 177,588
                                                                             =========

NOTES TO INVESTMENTS IN SECURITIES

  (a) Non-income producing security.

  Tax Information

  (b) At June 30, 2003, the net unrealized appreciation of investments, based on cost for federal income tax purposes of $159,338,392, was as follows:

  Aggregate gross unrealized appreciation for all investments
  in which there was an excess of value over tax cost               $20,929,206

  Aggregate gross unrealized depreciation for all investments
  in which there was an excess of tax cost over value                (1,973,114)
                                                                    -----------
  Unrealized appreciation - net                                     $18,956,092
                                                                    ===========
  (c) At December 31, 2002, the capital loss carryforward was:
      expiring 2009                                                 $ 1,413,051
      expiring 2010                                                   2,191,996
                                                                    -----------
                                                                    $ 3,605,047
                                                                    ===========


--
36   The Notes to Financial Statements are an integral part of these statements.

Small Cap Value/Perkins, Wolf, McDonnell Fund

INVESTMENTS IN SECURITIES

June 30, 2003 (Unaudited)

                                          NUMBER OF     VALUE
                                             SHARES     (000)
-------------------------------------------------------------
COMMON STOCKS-83.1%
APPAREL-1.0%
  Wolverine World Wide, Inc.                 34,700    $  668
                                                       ------
AUTO PARTS & EQUIPMENT-0.5%
  Superior Industries International           8,000       334
                                                       ------
BANKS-14.1%
  Brookline Bancorp, Inc.                    45,000       630
  Chittenden Corp.                           33,500       916
  Community Bank System, Inc.                30,000     1,140
  First Niagara Financial Group Inc.        160,000     2,234
  FNB Corp.                                  29,400       890
  Greater Bay Bancorp.                       45,200       928
  Seacoast Financial Services Corp.          45,000       891
  Susquehanna Bancshares Inc.                55,000     1,284
  Waypoint Financial Corp.                   20,000       361
                                                       ------
                                                        9,274
                                                       ------
BUILDING MATERIALS-2.2%
  Texas Industries, Inc.                     60,000     1,428
                                                       ------
CHEMICALS-2.3%
  Great Lakes Chemical Corp.                 33,500       683
  Schulman (A.), Inc.                        50,000       803
                                                       ------
                                                        1,486
                                                       ------
COMMERCIAL SERVICES-0.9%
  Spherion Corp. (a)                         90,000       625
                                                       ------
COMPUTERS-2.2%
  Advanced Digital Information Corp. (a)     32,000       320
  Covansys Corp. (a)                        100,000       307
  Infocus Corp. (a)                          62,300       294
  Silicon Storage Technology, Inc. (a)      120,000       503
                                                       ------
                                                        1,424
                                                       ------
ELECTRONICS-1.4%
  Mettler-Toledo International, Inc. (a)     25,000       916
                                                       ------
ENGINEERING & CONSTRUCTION-1.7%
  Dycom Industries, Inc. (a)                 67,000     1,092
                                                       ------
FINANCIAL SERVICES-0.8%
  Affiliated Managers Group (a)               8,600       524
                                                       ------
FOREST PRODUCTS & PAPER-1.5%
  Rayonier, Inc.                             30,000       990
                                                       ------
HEALTH CARE-3.1%
  Cytyc Corp. (a)                            24,000       252
  Invacare Corp.                             16,000       528
  LifePoint Hospitals, Inc. (a)              31,000       649
  Province Healthcare Co. (a)                57,600       638
                                                       ------
                                                        2,067
                                                       ------

                                          NUMBER OF     VALUE
                                             SHARES     (000)
-------------------------------------------------------------
HOME BUILDERS-2.8%
  Ryland Group, Inc.                         12,000    $  833
  Standard-Pacific Corp.                     30,000       995
                                                       ------
                                                        1,828
                                                       ------
HOME FURNISHINGS-2.2%
  La-Z-Boy, Inc.                             65,000     1,455
                                                       ------
HOUSEWARES-1.4%
  Libbey, Inc.                               40,000       908
                                                       ------
INSURANCE-2.0%
  Horace Mann Educators Corp.                80,000     1,290
                                                       ------
INTERNET-0.9%
  Openwave Systems, Inc. (a)                190,000       370
  SonicWALL, Inc. (a)                        51,000       245
                                                       ------
                                                          615
                                                       ------
IRON & STEEL-1.6%
  Steel Dynamics, Inc. (a)                   75,000     1,027
                                                       ------
MACHINERY-6.1%
  Briggs & Stratton Corp.                    19,000       960
  Flowserve Corp. (a)                        11,000       216
  Global Power Equipment Group, Inc. (a)    165,000       767
  Joy Global, Inc. (a)                       60,000       886
  Manitowoc Co.                              25,000       558
  Tecumseh Products Co., Class A             15,600       598
                                                       ------
                                                        3,985
                                                       ------
MANUFACTURING-3.3%
  Federal Signal Corp.                       45,000       791
  Harsco Corp.                               17,600       634
  Trinity Industries, Inc.                   40,000       740
                                                       ------
                                                        2,165
                                                       ------
METAL FABRICATE/HARDWARE-1.9%
  Kaydon Corp.                               60,000     1,248
                                                       ------
OIL & GAS-8.7%
  Brown (Tom), Inc. (a)                      40,000     1,112
  Cal Dive International, Inc. (a)           50,000     1,090
  Cimarex Energy Co. (a)                     22,000       522
  Forest Oil Corp. (a)                       26,500       666
  Key Energy Services, Inc. (a)              84,000       900
  Newfield Exploration Co. (a)               11,000       413
  Noble Energy, Inc.                         12,000       454
  Stone Energy Corp. (a)                     13,300       558
                                                       ------
                                                        5,715
                                                       ------


                                                                              --
The Notes to Financial Statements are an integral part of these statements.   37

Small Cap Value/Perkins, Wolf, McDonnell Fund

INVESTMENTS IN SECURITIES continued

June 30, 2003 (Unaudited)

                                                     NUMBER OF          VALUE
                                                        SHARES          (000)
-----------------------------------------------------------------------------
COMMON STOCKS continued
REAL ESTATE INVESTMENT TRUST-9.2%
  Alexandria Real Estate Equities, Inc.                 20,000      $     900
  Brandywine Realty Trust                               60,000          1,477
  Equity One, Inc.                                      60,000            984
  Home Properties of NY, Inc.                           34,000          1,198
  Manufactured Home Communities, Inc.                   25,000            878
  Parkway Properties, Inc.                              15,000            631
                                                                    ---------
                                                                        6,068
                                                                    ---------
RETAIL-1.5%
  Casey's General Stores, Inc.                          70,000            990
                                                                    ---------
SEMICONDUCTORS-1.3%
  Asyst Technologies, Inc. (a)                          36,000            241
  Integrated Silicon Solutions, Inc. (a)                90,000            625
                                                                    ---------
                                                                          866
                                                                    ---------
SOFTWARE-2.2%
  Informatica Corp. (a)                                115,000            795
  Inter-Tel, Inc.                                       32,000            679
                                                                    ---------
                                                                        1,474
                                                                    ---------
TELECOMMUNICATIONS-2.1%
  C-Cor. net Corp. (a)                                  80,000            392
  Newport Corp. (a)                                     24,000            355
  Remec, Inc. (a)                                       40,000            278
  Stratex Networks, Inc. (a)                           120,000            384
                                                                    ---------
                                                                        1,409
                                                                    ---------
TRANSPORTATION-3.2%
  CNF, Inc.                                             21,200            538
  Kansas City Southern                                  55,000            662
  USF Corp.                                             33,000            890
                                                                    ---------
                                                                        2,090
                                                                    ---------
TRUCKING & LEASING-1.0%
  GATX Corp.                                            40,000            654
                                                                    ---------
TOTAL COMMON STOCKS
  (Cost $50,624)                                                       54,615
                                                                    ---------

                                                     NUMBER OF          VALUE
                                                        SHARES          (000)
-----------------------------------------------------------------------------
SHORT-TERM OBLIGATION-16.4%
MONEY MARKET FUND
  CIGNA Funds Group - Money Market Fund
    (Cost $10,778)                                  10,777,666      $  10,778
                                                                    ---------
TOTAL INVESTMENTS IN SECURITIES-99.5%
  (Total Cost $61,402) (b)                                             65,393
  Cash and Other Assets, Less Liabilities - 0.5%                          310
                                                                    ---------
NET ASSETS-100.0%                                                   $  65,703
                                                                    =========

NOTES TO INVESTMENTS IN SECURITIES

  (a) Non-income producing security.

  Tax Information

  (b) At June 30, 2003, the net unrealized appreciation of investments, based on cost for federal income tax purposes of $61,660,675, was as follows:

  Aggregate gross unrealized appreciation for all investments
  in which there was an excess of value over tax cost             $ 6,298,954

  Aggregate gross unrealized depreciation for all investments
  in which there was an excess of tax cost over value              (2,566,869)
                                                                  -----------
  Unrealized appreciation - net                                   $ 3,732,085
                                                                  ===========
  (c) At December 31, 2002, the capital loss carryforward was:
  expiring 2010                                                   $   137,402


--
38   The Notes to Financial Statements are an integral part of these statements.

International Blend/Bank of Ireland Fund

INVESTMENTS IN SECURITIES

June 30, 2003 (Unaudited)

                                              NUMBER OF     VALUE
                                                 SHARES     (000)
-----------------------------------------------------------------
COMMON STOCKS-97.1%
AUSTRALIA-2.8%
  Foster's Group Ltd.                            10,146    $   29
  National Australia Bank Ltd.                    3,740        84
  News Corp. Ltd.                                 9,602        72
  Westpac Banking Corp.                           7,030        77
                                                           ------
                                                              262
                                                           ------
CHINA-0.9%
  Petrochina Co. Ltd.                           276,000        83
                                                           ------
FINLAND-1.5%
  Nokia OYJ                                       8,652       143
                                                           ------
FRANCE-8.3%
  Aventis SA                                      4,622       255
  AXA                                             8,152       127
  LaFarge SA                                      1,170        68
  Total Fina Elf SA                               2,261       342
                                                           ------
                                                              792
                                                           ------
GERMANY-6.6%
  Bayer AG                                        3,384        79
  Bayerische Motoren Werke AG                     4,604       177
  Deutsche Bank AG                                2,027       132
  E. ON AG                                        4,650       239
                                                           ------
                                                              627
                                                           ------
HONG KONG-2.0%
  Cheung Kong Holdings Ltd.                      11,000        66
  Hong Kong Electric Holdings Ltd.               10,000        39
  Sun Hung Kai Properties Ltd.                    9,000        45
  Swire Pacific Ltd.                             10,000        44
                                                           ------
                                                              194
                                                           ------
IRELAND-0.7%
  CRH PLC                                         3,911        62
                                                           ------
ITALY-4.1%
  ENI-Ente Nazionale Idrocarburi SpA             12,841       195
  Telecom Italia SpA                             21,217       192
                                                           ------
                                                              387
                                                           ------
JAPAN-14.7%
  Acom Co. Ltd. (a)                               1,130        41
  Canon, Inc. (a)                                 8,000       368
  Fanuc Ltd.                                      1,200        60
  Fuji Photo Film Co. Ltd. (a)                    4,000       116
  Honda Motor Co. Ltd. (a)                        4,500       171
  Hoya Corp.                                      1,600       110
  Nintendo Co. Ltd. (a)                             500        36

                                              NUMBER OF     VALUE
                                                 SHARES     (000)
-----------------------------------------------------------------
JAPAN continued
  Nippon Telegraph & Telephone Corp. (a)             42    $  165
  NTT DoCoMo, Inc. (a)                               34        74
  Rohm Co. Ltd. (a)                                 600        65
  Shin-Etsu Chemical Co. Ltd. (a)                 1,700        58
  SMC Corp. (a)                                     300        25
  Takeda Chemical Industries Ltd. (a)             3,100       115
                                                           ------
                                                            1,404
                                                           ------
NETHERLANDS-9.4%
  ABN-Amro Holdings NV                           10,756       206
  Heineken NV                                     1,394        50
  ING Groep NV                                   12,901       225
  Koninklijke Ahold NV (a)                        7,756        64
  Koninklijke Philips Electronics NV              7,969       152
  Reed Elsevier NV                                8,039        95
  TPG NV                                          3,000        52
  VNU NV                                          1,710        53
                                                           ------
                                                              897
                                                           ------
SOUTH KOREA-2.0%
  POSCO (a)                                       1,950        51
  Samsung Electronics Co., Ltd. GDR 144A (a)        923       137
                                                           ------
                                                              188
                                                           ------
SPAIN-4.0%
  Banco Santander Central Hispano SA             21,776       191
  Telefonica SA                                  16,343       190
                                                           ------
                                                              381
                                                           ------
SWITZERLAND-12.3%
  Nestle SA                                       1,613       334
  Novartis AG                                     4,899       194
  Roche Holdings AG                               2,306       181
  Swiss Reinsurance                               3,060       170
  UBS AG                                          5,285       295
                                                           ------
                                                            1,174
                                                           ------
UNITED KINGDOM-27.8%
  Barclays PLC                                   36,170       269
  BP PLC                                         13,531        94
  British American Tobacco PLC                    7,817        89
  BT Group PLC                                    6,906        23
  Cadbury Schweppes PLC                          22,118       131
  Centrica PLC                                   13,290        39
  Compass Group PLC                              15,723        85
  Diageo PLC                                     20,984       224
  GlaxoSmithKline PLC                            13,176       266
  Hilton Group PLC                               17,126        52


                                                                              --
The Notes to Financial Statements are an integral part of these statements.   39

International Blend/Bank of Ireland Fund

INVESTMENTS IN SECURITIES continued

June 30, 2003 (Unaudited)

                                                  NUMBER OF      VALUE
                                                     SHARES      (000)
----------------------------------------------------------------------
COMMON STOCKS continued
UNITED KINGDOM continued
  HSBC Holdings PLC                                  12,111    $   143
  Kingfisher PLC                                     11,772         54
  Lloyds TSB Group PLC                               22,884        163
  Prudential PLC                                     14,831         90
  Shell Transport and Trading Co.                    27,938        185
  Smith & Nephew PLC                                  5,967         34
  Smiths Group PLC                                    2,853         33
  Tesco PLC                                          27,398         99
  TI Automotive Ltd. (a)                              5,550          -
  Unilever PLC                                       25,621        204
  Vodafone Group PLC                                135,055        265
  Wolseley PLC                                        5,593         62
  WPP Group PLC                                       5,993         47
                                                               -------
                                                                 2,651
                                                               -------
TOTAL COMMON STOCKS
  (Cost $10,470)                                                 9,245
                                                               -------
RIGHTS-0.0%
FRANCE-
  LaFarge SA, expiring 7/2/03 (Cost $0)               1,170          3
                                                               -------

                                                  NUMBER OF      VALUE
                                                     SHARES      (000)
----------------------------------------------------------------------
SHORT-TERM OBLIGATION-1.9%
MONEY MARKET FUND
  CIGNA Funds Group - Money Market Fund
    (Cost $183)                                     183,079    $   183
                                                               -------
TOTAL INVESTMENT IN SECURITIES-99.0%
  (Total Cost $10,653) (b)                                       9,431
  Cash and Other Assets, Less Liabilities - 1.0%                    89
                                                               -------
NET ASSETS-100.0%                                              $ 9,520
                                                               =======

NOTES TO INVESTMENTS IN SECURITIES

  (a) Non-income producing security.

  Tax Information

  (b) At June 30, 2003, the net unrealized depreciation of investments, based on cost for federal income tax purposes of $11,058,311, was as follows:

  Aggregate gross unrealized appreciation for all investments
  in which there was an excess of value over tax cost              $   525,318

  Aggregate gross unrealized depreciation for all investments
  in which there was an excess of tax cost over value               (2,152,507)
                                                                   -----------
  Unrealized depreciation - net                                    $(1,627,189)
                                                                   ===========
  (c) At December 31, 2002, the capital loss carryforward was:
      expiring 2008                                                $   129,744
      expiring 2009                                                    597,403
      expiring 2010                                                  1,509,282
                                                                   -----------
                                                                   $ 2,236,429
                                                                   ===========


--
40   The Notes to Financial Statements are an integral part of these statements.

TimesSquare Core Plus Bond Fund

INVESTMENTS IN SECURITIES

June 30, 2003 (Unaudited)

                                                            PRINCIPAL      VALUE
                                                                (000)      (000)
--------------------------------------------------------------------------------
LONG-TERM BONDS-86.8%
BASIC MATERIALS-0.4%
  Abitibi-Consolidated, Inc., 6.00%, 2013                  $       65     $   62
  Stora Enso Oyj, 7.38%, 2011                                      60         72
  Weyerhaeuser Co., 5.25%, 2009                                    55         59
                                                                          ------
                                                                             193
                                                                          ------
COMMUNICATIONS & MEDIA-8.0%
  AOL Time Warner, Inc., 7.63%, 2031                               30         35
  AT&T Corp., 8.50%, 2031                                          35         40
  AT&T Wireless Services, Inc., 8.13%, 2012                        45         54
  British Telecommunications PLC,
    8.88% (coupon change based on rating), 2030                    80        109
  Comcast Corp., 5.85%, 2010                                       50         55
  Deutsche Telekom International Finance BV,
    8.50%, (coupon change based on rating), 2010                  120        147
    8.75%, (coupon change based on rating), 2030                  210        268
  France Telecom SA,
    8.70%, (coupon change based on rating), 2006                   30         34
    9.25%, (coupon change based on rating), 2011                  375        472
    10.00%, (coupon change based on rating), 2031                  35         48
  Kyivstar GSM, 12.75%, 2005 144A                                  80         88
  Koninklijke KPN, NV, 8.00%, 2010                                310        384
  Liberty Media Corp., 5.70%, 2013                                 20         20
  News America Holdings, 7.75%, 2045                              100        119
  News America, Inc., 6.75%, 2038                                  15         17
  PTC International Finance II SA, 11.25%, 2009                    95        107
  Qwest Capital Funding Inc.,
    7.00%, 2009                                                    15         12
    6.50%, 2018                                                    10          7
  Speedway Motorsports, Inc., 6.75%, 2013 144A                     35         36
  Sprint Capital Corp.,
    6.13%, 2008                                                    45         49
    8.38%, 2012                                                     5          6
    8.75%, 2032                                                   100        120
  Tele Communications, Inc.,
    9.80%, 2012                                                   115        152
    7.88%, 2013                                                   180        218
  TELUS Corp., 8.00%, 2011                                        135        156
  Time Warner, Inc.,
    8.18%, 2007                                                   250        293
    9.13%, 2013                                                    60         77
    7.57%, 2024                                                    95        108
  TPSA Finance BV, 7.75%, 2008 144A                               100        114
  Univision Communications, Inc., 7.85%, 2011                     115        137
  Verizon Florida, Inc., 6.13%, 2013                               60         68
                                                                          ------
                                                                           3,550
                                                                          ------

                                                            PRINCIPAL      VALUE
                                                                (000)      (000)
--------------------------------------------------------------------------------
CONSUMER & RETAIL-2.6%
  Ahold Finance USA, Inc., 8.25%, 2010                     $      125     $  128
  Campbell Soup Co., 5.88%, 2008                                   65         74
  Foster's Finance Corp., 6.88%, 2011 144A                         55         65
  Heinz (H.J.) Co., 6.38%, 2028                                    10         11
  Heinz (H.J.) Finance Co., 6.75%, 2032                            70         83
  Kellogg Co., 7.45%, 2031                                         95        121
  Kraft Foods, Inc.,
    5.25%, 2007                                                    35         38
    5.63%, 2011                                                    95        104
  Kroger Co., 7.50%, 2031                                          15         18
  Safeway, Inc., 7.25%, 2031                                       15         17
  Sears Roebuck Acceptance Corp., 7.00%, 2032                      25         28
  VFB LLC, 10.25%, 2009 (a)                                     1,950        468
                                                                          ------
                                                                           1,155
                                                                          ------
DIVERSIFIED-1.7%
  Bombardier, Inc., 6.75%, 2012 144A                              100        103
  General Electric Co., 5.00%, 2013                               190        201
  ITT Industries, Inc., 7.40%, 2025                               245        286
  Hutchison Whampoa International Ltd.,
    6.50%, 2013 144A                                              135        142
                                                                          ------
                                                                             732
                                                                          ------
FINANCIAL-13.0%
  American Express Credit, Ser.1999-1A, 5.60%, 2006               415        429
  Amvescap PLC, 5.90%, 2007                                       120        131
  BankBoston Corp., 8.25%, 2026                                   150        176
  Boeing Capital Corp., 6.10%, 2011                               100        110
  CIT Group, Inc.,
    6.50%, 2006                                                    80         87
    6.88%, 2009                                                    30         34
  Citigroup, Inc.,
    3.50%, 2008                                                   345        355
    7.25%, 2010                                                   100        121
  Countrywide Home Loans, Inc., 5.50%, 2007                        45         49
  Credit Suisse First Boston Mortgage Securities Corp.,
    4.63%, 2008                                                    55         59
    Interest Only 7.50%, 2032                                     340         33
    Interest Only 8.00%, 2032                                     460         46
  Dresdner Funding Trust I, 8.15%, 2031 144A                      160        176
  Fifth Third Bank Michigan, 7.75%, 2010                          155        172
  First Union Capital 1, 7.94%, 2027                               45         52
  Ford Motor Credit Co.,
    6.88%, 2006                                                   255        270
    7.38%, 2009                                                   170        178
    7.38%, 2011                                                    55         57


                                                                              --
The Notes to Financial Statements are an integral part of these statements.   41

TimesSquare Core Plus Bond Fund

INVESTMENTS IN SECURITIES continued

June 30, 2003 (Unaudited)

                                                          PRINCIPAL      VALUE
                                                              (000)      (000)
------------------------------------------------------------------------------
LONG-TERM BONDS continued
FINANCIAL continued
  General Motors Acceptance Corp.,
    5.13%, 2008                                          $       70     $   69
    6.88%, 2011                                                 290        291
    7.00%, 2012                                                  45         45
  Golden West Financial Corp., 4.13%, 2007                       85         90
  Goldman Sachs Group, Inc., 6.88%, 2011                        180        212
  Household Finance Corp.,
    6.38%, 2011                                                 105        119
    6.38%, 2012                                                  90        103
  HVB Funding Trust III, 9.00%, 2031 144A                       185        193
  International Lease Finance Corp., 6.38%, 2009                 90        101
  Kazkommerts International BV, 8.50%, 2013 144A                 70         70
  Korea Development Bank,
    4.25%, 2007                                                  20         21
    5.50%, 2012                                                  10         11
  Lehman Brothers Holdings, Inc., 6.63%, 2012                    90        106
  Manufacturers & Traders Trust, 8.00%, 2010                     60         74
  Morgan (J.P.) Co., 6.00%, 2009                                 95        107
  Morgan Stanley Group, Inc., 6.75%, 2011                       105        123
  National Rural Utilities Cooperative Finance Corp.,
    5.75%, 2009                                                  55         61
  NB Capital Trust IV, 8.25%, 2027                               65         79
  Prudential Funding LLC, 6.60%, 2008                            60         69
  Residential Asset Mortgage Products, Inc.,
    Interest Only, 5.75%, 2005                                1,697        102
  Santander Financial Issuances, 6.80%, 2005                     40         44
  Sovereign Bancorp., Inc., 10.50%, 2006                        555        667
  Standard Chartered Bank, 8.00%, 2031 144A                     120        153
  Union Planters Corp., 6.75%, 2005                             130        143
  Zions Bancorp.,
    Step Coupon (6.50%, 10/15/2006), 2011                       135        150
                                                                        ------
                                                                         5,738
                                                                        ------
FOREIGN GOVERNMENT-2.2%
  Bulgaria (Republic of),
    Floating Rate, 2.19%, 2024                                  100         97
  Quebec (Province of Canada),
    5.50%, 2006                                                 255        278
    5.00%, 2009                                                  20         22
    7.50%, 2023                                                 185        242
  Russian Federation,
    Step Coupon (5.00% to 3/31/07), 2030 144A                   145        141
  Ukraine Government, 7.65%, 2013 144A                          100         99
  United Mexican States, 8.30%, 2031                             90        104
                                                                        ------
                                                                           983
                                                                        ------

                                                          PRINCIPAL      VALUE
                                                              (000)      (000)
------------------------------------------------------------------------------
INDUSTRIAL-1.9%
  BAE Systems Holdings, 6.40%, 2011 144A                 $      225     $  252
  Lockheed Martin Corp.,
    8.20%, 2009                                                 240        304
    8.50%, 2029                                                 105        143
  Systems 2001 Asset Trust LLC, 7.16%, 2011 144A                113        127
                                                                        ------
                                                                           826
                                                                        ------
INSURANCE-1.4%
  American Re Corp., 7.45%, 2026                                 55         61
  AXA SA, 8.60%, 2030                                            50         64
  Monumental Global Funding II, 3.85%, 2008 144A                 95         98
  Progressive Corp.,
    6.38%, 2012                                                   5          6
    6.25%, 2032                                                  15         17
  Travelers Property Casualty Corp., 5.00%, 2013                 65         68
  XL Capital Europe PLC, 6.50%, 2012                             85         97
  Zurich Capital Trust I, 8.38%, 2037 144A                      180        198
                                                                        ------
                                                                           609
                                                                        ------
MEDICAL-0.3%
  Tenet Healthcare Corp., 7.38%, 2013                           120        116
                                                                        ------
OIL & GAS-2.2%
  Amerada Hess Corp., 7.30%, 2031                                65         75
  Conoco Funding, Co., 6.35%, 2011                              250        292
  Devon Financing Corp. ULC, 6.88%, 2011                         70         82
  Duke Energy Field Services LLC,
    5.75%, 2006                                                  20         21
    6.88%, 2011                                                  15         17
  Gazprom OAO, 9.63%, 2013 144A                                 100        110
  Occidental Petroleum Corp.,
    7.65%, 2006                                                 215        243
    6.75%, 2012                                                  20         24
  Petroleos Mexicanos, 9.50%, 2027                               75         93
                                                                        ------
                                                                           957
                                                                        ------
PHARMACEUTICALS-0.5%
  Lilly (Eli) & Co., 6.77%, 2036                                165        202
  Wyeth, 5.25%, 2013                                             20         21
                                                                        ------
                                                                           223
                                                                        ------
TRANSPORTATION-2.5%
  American Airlines, 7.38%, 2016                                166         78
  Burlington Northern Santa Fe, 6.75%, 2029                      85         96
  Continental Airlines, Inc.,
    6.90%, 2017                                                 200        150
    6.55%, 2020                                                   4          4
  Delta Air Lines, Inc., 7.90%, 2009                             75         60


--
42   The Notes to Financial Statements are an integral part of these statements.

TimesSquare Core Plus Bond Fund

INVESTMENTS IN SECURITIES continued

June 30, 2003 (Unaudited)

                                                     PRINCIPAL     VALUE
                                                         (000)     (000)
------------------------------------------------------------------------
LONG-TERM BONDS continued
TRANSPORTATION continued
  Federal Express Corp., 7.60%, 2097                $       55   $    63
  Ford Motor Co., 6.38%, 2029                               60        49
  General Motors Corp., 7.13%, 2013                         60        60
  Norfolk Southern Corp., 7.70%, 2017                      140       179
  Union Pacific Corp.,
    7.60%, 2005                                            145       160
    5.75%, 2007                                            110       122
    6.13%, 2012                                             85        96
                                                                 -------
                                                                   1,117
                                                                 -------
U.S. GOVERNMENT & AGENCIES-47.4%
  Fannie Mae,
    5.50%, 2017                                            725       753
    8.00%, 2030                                            179       193
    7.00%, 2031                                            576       610
    8.00%, 2031                                            142       152
    6.50%, 2032                                          1,903     1,985
    7.00%, 2032                                          1,339     1,415
    6.50%, 2033                                            585       610
  Interest Only 7.20%, 2042                              3,731        76
  Financing Corp., Principal Strips from
    9.90%, 2018                                            260       120
    10.00%, 2018                                           240       115
    8.60%, 2019                                            240       105
    9.65%, 2019                                            200        91
    9.70%, 2019                                            360       162
  Freddie Mac,
    6.00%, 2017                                            698       726
    4.50%, 2018                                            736       753
    5.00%, 2018                                          1,098     1,135
    6.00%, 2032                                          2,064     2,140
    7.50%, 2032                                            782       831
    5.50%, 2033                                          1,731     1,788
    Interest Only 9.89%, 2043                            3,480        96
  Ginnie Mae,
    6.50%, 2031                                            350       368
    6.50%, 2032                                            254       266
    5.50%, 2033                                            204       212
    6.00%, 2033                                            452       474

                                                     PRINCIPAL     VALUE
                                                         (000)     (000)
------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCIES continued
  U.S. Treasury Bonds,
    8.75%, 2017                                     $      395    $  591
    6.00%, 2026                                            670       801
  U.S. Treasury Notes,
    7.88%, 2004                                            330       360
    4.63%, 2006                                          2,550     2,764
    4.38%, 2007                                            840       913
    6.00%, 2009                                            195       230
    5.00%, 2011                                            105       118
                                                                 -------
                                                                  20,953
                                                                 -------
UTILITIES-2.7%
  American Electric Power, Inc., 5.38%, 2010                20        21
  Carolina Power & Light Co., 6.50%, 2012                   55        64
  CenterPoint Energy
    5.70%, 2013 144A                                        70        76
    7.88%, 2013 144A                                        35        40
  Columbus Southern Power Co., 5.50%, 2013 144A             30        32
  Detroit Edison Co.,
    6.13%, 2010                                            115       131
    6.35%, 2032                                             15        17
  Dominion Resources Inc., 6.25%, 2012                      35        40
  DPL, Inc., 8.25%, 2007                                    85        96
  Duke Capital Corp., 6.25%, 2013                           15        16
  First Energy Corp.,
    5.50%, 2006                                            140       150
    6.45%, 2011                                             80        88
    7.38%, 2031                                             35        39
  Nisource Finance Corp., 7.88%, 2010                      105       124
  Ohio Power Co., 5.50%, 2013 144A                          15        16
  Oncor Electric Delivery Co., 7.25%, 2033 144A             70        83
  Pinnacle Partners, 8.83%, 2004 144A                       80        83
  Progress Energy, Inc., 7.00%, 2031                        60        66
                                                                 -------
                                                                   1,182
                                                                 -------
TOTAL LONG-TERM BONDS
  (Cost $36,391)                                                  38,334
                                                                 -------


                                                                              --
The Notes to Financial Statements are an integral part of these statements.   43

TimesSquare Core Plus Bond Fund

INVESTMENTS IN SECURITIES continued

June 30, 2003 (Unaudited)

                                                     NUMBER OF       VALUE
                                                        SHARES       (000)
--------------------------------------------------------------------------
PREFERRED STOCK-2.0%
COMMUNICATIONS & MEDIA-0.3%
  Centaur Funding Corp., 9.08% 144A                        120    $    144
                                                                  --------
FINANCIAL-1.7%
  BCI US Funding Trust,
    Step Coupon (8.01% to 7/15/08) 144A                    190         221
  Natexis AMBS Co. LLC.,
    Step Coupon (8.44% to 6/30/08) 144A                    105         127
  RBS Capital Trust I,
    Step Coupon (4.71% to 7/01/13)                         390         390
                                                                  --------
                                                                       738
                                                                  --------
TOTAL PREFERRED STOCK
  (Cost $843)                                                          882
                                                                  --------
SHORT-TERM OBLIGATIONS-11.2%
MONEY MARKET FUND-10.9%
  CIGNA Funds Group - Money Market Fund              4,826,709       4,827
                                                                  --------
                                                     PRINCIPAL
                                                         (000)
                                                    ----------
U.S. GOVERNMENT-0.2%
  U.S. Treasury Bills,
    1.10%, 10/3/03 (b)                              $       50          50
    1.17%, 10/3/03 (b)                                      25          25
                                                                  --------
                                                                        75
                                                                  --------
UTILITIES-0.1%
  Niagara Mohawk Power Co., 7.38%, 2003                     39          39
                                                                  --------
TOTAL SHORT-TERM OBLIGATIONS
  (Cost $4,941)                                                      4,941
                                                                  --------
TOTAL INVESTMENTS IN SECURITIES-100.0%
  (Total Cost $42,175) (d)                                          44,157
  Cash and Other Assets, Less Liabilities - 0.0%                        22
                                                                  --------
NET ASSETS-100.0%                                                 $ 44,179
                                                                  ========

NOTES TO INVESTMENTS IN SECURITIES

  (a) Indicates defaulted security.

  (b) Pledged as collateral for financial futures contracts. At June 30, 2003, the Fund was long 9, 2-year U.S. Treasury Notes and was short 1, U.S. Treasury Bond futures contract, 7, 10-year and 12, 5-year U.S. Treasury Note futures contracts, all expiring in September 2003. Net unrealized gain amounted to $25,242. Underlying face values of the long and short positions were $1,944,000 and ($2,343,477), respectively, and underlying market values were $1,946,671 and ($2,320,906), respectively.

  (c) A summary of outstanding forward currency contracts, as of June 30, 2003, is as follows:

                                                              Net
                                                           Unrealized
Settlement     Forward        Foreign      Contract       Appreciation
Date           Contract      Currency        Value       (Depreciation)
----------     --------      --------      --------      --------------
Buys
09/15/03           EURO      390,000       $451,019       $    (3,415)

  (d) At June 30, 2003, the net unrealized appreciation of investments, based on cost for federal income tax purposes of $42,350,395, was as follows:

  Aggregate gross unrealized appreciation for all investments
  in which there was an excess of value over tax cost               $1,948,570

  Aggregate gross unrealized depreciation for all investments
  in which there was an excess of tax cost over value                 (141,801)
                                                                    ----------
  Unrealized appreciation - net                                     $1,806,769
                                                                    ==========
  (e) At December 31, 2002, the capital loss carryforward was:
  expiring 2010                                                     $1,593,398


--
44   The Notes to Financial Statements are an integral part of these statements.

CIGNA Funds Group

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2003 (Unaudited)

(In Thousands)

                                                     Balanced         Large          Large
                                                       Fund        Cap Growth/    Cap Value/
                                                 (sub-advised by      Morgan        John A.
                                                    Wellington       Stanley      Levin & Co.
                                                   Management)         Fund          Fund
----------------------------------------------------------------------------------------------
Assets:
Investments in securities at value                  $14,913          $11,451       $19,782
Cash                                                      1               51             1
Foreign currency (Cost $71)                               -                -             -
Interest and dividends receivable, net of
 withholding taxes                                       66               11            27
Receivable for investments sold                           -              302           288
Receivable for fund shares sold                           -                -             -
Swap contracts receivable                                 -                -             -
Receivable from investment adviser                        3                5             -
Prepaid expenses                                          5                5             6
Investment for Trustees' deferred
 compensation plan                                       (A)               1            (A)
                                                    -------          -------       -------
 Total assets                                        14,988           11,826        20,104
                                                    -------          -------       -------
Liabilities:
Payable for investments purchased                       482              246           206
Payable for fund shares purchased                         -                -            30
Futures variation margin payable                          -                -             -
Payable for forward currency contracts                    -                -             -
Custodian fees payable                                   11               12            15
Audit and legal fees payable                             17               17            17
Advisory fees payable                                     -                -             1
Administrative services fees payable                      5                5             5
Shareholder servicing and distribution fees
 payable to Distributor                                   8                8            13
Deferred Trustees' fees payable                          (A)               1            (A)
Other accrued expenses                                    2                2             2
                                                    -------          -------       -------
 Total liabilities                                      525              291           289
                                                    -------          -------       -------
Net Assets                                          $14,463          $11,535       $19,815
                                                    =======          =======       =======
Components of Net Assets:
Paid-in capital                                     $15,662          $16,858       $22,849
Undistributed (overdistributed) net investment
 income                                                 194                8           234
Accumulated net realized gain (loss)
 on investments                                      (1,997)          (6,142)       (4,422)
Net unrealized appreciation (depreciation)
 of investments, futures, forward contracts
 and swaps                                              604              811         1,154
                                                    -------          -------       -------
Net Assets                                          $14,463          $11,535       $19,815
                                                    =======          =======       =======
Net Assets
Institutional Class                                 $ 4,453          $ 2,816       $ 4,270
Premier Class                                         4,934            3,685         6,517
Retail Class                                          5,076            5,034         9,028
                                                    -------          -------       -------
                                                    $14,463          $11,535       $19,815
                                                    =======          =======       =======
Shares Outstanding
Institutional Class                                     488              473           517
Premier Class                                           542              623           791
Retail Class                                            560              858         1,102
Net Asset Value and Redemption Price per Share
Institutional Class                                 $  9.12          $  5.96       $  8.26
Premier Class                                       $  9.10          $  5.92       $  8.24
Retail Class                                        $  9.06          $  5.87       $  8.20
Cost of Investments                                 $14,309          $10,640       $18,628
                                                    =======          =======       =======

                                                                                   Small       International   TimesSquare
                                                     S&P           Small         Cap Value/        Blend/         Core
                                                    500(R)      Cap Growth/    Perkins, Wolf      Bank of         Plus
                                                    Index       TimesSquare      McDonnell        Ireland         Bond
                                                     Fund           Fund            Fund            Fund          Fund
--------------------------------------------------------------------------------------------------------------------------
Assets:
Investments in securities at value                 $155,322      $178,294         $65,393        $ 9,431        $44,157
Cash                                                     38           313             388             34              -
Foreign currency (Cost $71)                               -             -               -             71              -
Interest and dividends receivable, net of
 withholding taxes                                      187            11              47             37(1)         424
Receivable for investments sold                           1           335             130              6            480
Receivable for fund shares sold                           -         5,817               -              -              -
Swap contracts receivable                                 -             -               -              -             39
Receivable from investment adviser                        -             -               -              4              -
Prepaid expenses                                          6            18               5              5              7
Investment for Trustees' deferred
 compensation plan                                        5            (A)             (A)            (A)             2
                                                   --------      --------         -------        -------        -------
 Total assets                                       155,559      184,788          65,963           9,588         45,109
                                                   --------      --------         -------        -------        -------
Liabilities:
Payable for investments purchased                         -         7,041             158              3            848
Payable for fund shares purchased                         -             -               -              -              -
Futures variation margin payable                          -             -               -              -              7
Payable for forward currency contracts                    -             -               -              -              4
Custodian fees payable                                   38             8              10             34             27
Audit and legal fees payable                             21            17              17             17             16
Advisory fees payable                                     1           116              41              -              -
Administrative services fees payable                     18             2               5              4             10
Shareholder servicing and distribution fees
 payable to Distributor                                  35            16              26              7              5
Deferred Trustees' fees payable                           5            (A)             (A)            (A)             2
Other accrued expenses                                   13             -               3              3             11
                                                   --------      --------         -------        -------        -------
 Total liabilities                                      131         7,200             260             68            930
                                                   --------      --------         -------        -------        -------
Net Assets                                         $155,428      $177,588         $65,703        $ 9,520        $44,179
                                                   ========      ========         =======        =======        =======
Components of Net Assets:
Paid-in capital                                    $187,622      $161,243         $62,142        $13,685        $42,628
Undistributed (overdistributed) net investment
 income                                               1,154          (506)            189            117           (327)
Accumulated net realized gain (loss)
 on investments                                     (13,768)       (3,081)           (619)        (3,063)          (125)
Net unrealized appreciation (depreciation)
 of investments, futures, forward contracts
 and swaps                                          (19,580)       19,932           3,991         (1,219)         2,003
                                                   --------      --------         -------        -------        -------
Net Assets                                         $155,428      $177,588         $65,703        $ 9,520        $44,179
                                                   ========      ========         =======        =======        =======
Net Assets
Institutional Class                                $119,807      $141,228         $33,543        $ 3,072        $39,896
Premier Class                                         3,492        28,412          14,819          4,331          1,260
Retail Class                                         32,129         7,948          17,341          2,117          3,023
                                                   --------      --------         -------        -------        -------
                                                   $155,428      $177,588         $65,703        $ 9,520        $44,179
                                                   ========      ========         =======        =======        =======
Shares Outstanding
Institutional Class                                  19,976        14,935           2,911            479          3,793
Premier Class                                           581         3,016           1,292            676            120
Retail Class                                          5,387           851           1,523            334            290
Net Asset Value and Redemption Price per Share
Institutional Class                                $   6.00      $   9.46         $ 11.52        $  6.42        $ 10.52
Premier Class                                      $   6.01      $   9.42         $ 11.47        $  6.41        $ 10.47
Retail Class                                       $   5.96      $   9.34         $ 11.39        $  6.35        $ 10.42
Cost of Investments                                $174,496      $158,362         $61,402        $10,653        $42,175
                                                   ========      ========         =======        =======        =======

(1)  Including foreign tax reclaim receivable of $25 and cost of $22.
(A)  Amount less than $1.


                                                                              --
The Notes to Financial Statements are an integral part of these statements.   45

CIGNA Funds Group

STATEMENTS OF OPERATIONS

For the Six Months ended June 30, 2003 (Unaudited)

(In Thousands)

                                                  Balanced         Large         Large
                                                    Fund        Cap Growth/    Cap Value/
                                              (sub-advised by      Morgan       John A.
                                                 Wellington       Stanley     Levin & Co.
                                                Management)         Fund          Fund
------------------------------------------------------------------------------------------
Investment Income:
 Dividends (net of foreign taxes withheld)        $   99          $   64         $   178
 Interest                                            119               -               -
                                                  ------          ------         -------
                                                     218              64             178
Expenses:
 Investment advisory fees                             48              42              63
 Custodian fees and expenses                          29              31              30
 Administrative services fees                         12              11              12
 Registration fees                                    18              18              17
 Audit and legal fees                                 13              13              13
 Distribution fees
  Premier Class                                        -               -               -
  Retail Class                                         6               6               9
 Shareholder servicing fees
  Premier Class                                        4               3               6
  Retail Class                                         5               5               8
 Shareholder reports                                   1               1               1
 Other                                                 3               2               3
                                                  ------          ------         -------
   Total expenses                                    139             132             162
   Less expenses waived and reimbursed
    by Adviser or distributor                        (71)            (76)            (70)
                                                  ------          ------         -------
Net expenses                                          68              56              92
                                                  ------          ------         -------
Net Investment Income (Loss)                         150               8              86
                                                  ------          ------         -------
Realized and Unrealized Gain (Loss)
 on Investments:
 Net realized gain (loss) from:
  Currency contracts                                   -               -               -
  Futures contracts                                    -               -               -
  Securities transactions                           (189)           (192)         (2,941)
                                                  ------          ------         -------
                                                    (189)           (192)         (2,941)
                                                  ------          ------         -------
 Net change in unrealized appreciation
  (depreciation):
  Currency contracts                                   -               -               -
  Futures contracts                                    -               -               -
  Swaps                                                -               -               -
  Investments                                      1,156           1,269           4,962
                                                  ------          ------         -------
                                                   1,156           1,269           4,962
                                                  ------          ------         -------
Net Realized and Unrealized Gain
 on Investments                                      967           1,077           2,021
                                                  ------          ------         -------
Net Increase in Net Assets Resulting
 from Operations                                  $1,117          $1,085         $ 2,107
                                                  ======          ======         =======

                                                                              Small       International   TimesSquare
                                                  S&P          Small        Cap Value/        Blend/         Core
                                                 500(R)     Cap Growth/   Perkins, Wolf      Bank of         Plus
                                                 Index      TimesSquare     McDonnell        Ireland         Bond
                                                  Fund          Fund           Fund            Fund          Fund
---------------------------------------------------------------------------------------------------------------------
Investment Income:
 Dividends (net of foreign taxes withheld)      $ 1,366       $   105        $  380            $ 172       $    73
 Interest                                             8             -             -                -         2,708
                                                -------       -------        ------            -----       -------
                                                  1,374           105           380              172         2,781
Expenses:
 Investment advisory fees                           159           532           214               43           257
 Custodian fees and expenses                         88            38            31               59            67
 Administrative services fees                        40            16            14               11            28
 Registration fees                                   17            24            19               17            16
 Audit and legal fees                                20            14            13               13            14
 Distribution fees
  Premier Class                                       -             -             -                -             1
  Retail Class                                       34             9            19                2             3
 Shareholder servicing fees
  Premier Class                                       3            15            15                5             2
  Retail Class                                       27             7            15                2             3
 Shareholder reports                                  5             3             2                1             6
 Other                                               11             5             3                3             6
                                                -------       -------        ------            -----       -------
   Total expenses                                   404           663           345              156           403
   Less expenses waived and reimbursed
    by Adviser or distributor                      (166)          (53)          (58)            (102)         (188)
                                                -------       -------        ------            -----       -------
Net expenses                                        238           610           287               54           215
                                                -------       -------        ------            -----       -------
Net Investment Income (Loss)                      1,136          (505)           93              118         2,566
                                                -------       -------        ------            -----       -------
Realized and Unrealized Gain (Loss)
 on Investments:
 Net realized gain (loss) from:
  Currency contracts                                  -             -             -                3            77
  Futures contracts                               2,948             -             -                -          (371)
  Securities transactions                          (250)        1,459           107             (312)        4,757
                                                -------       -------        ------            -----       -------
                                                  2,698         1,459           107             (309)        4,463
                                                -------       -------        ------            -----       -------
 Net change in unrealized appreciation
  (depreciation):
  Currency contracts                                  -             -             -                6            (6)
  Futures contracts                                (177)            -             -                -           152
  Swaps                                               -             -             -                -            (1)
  Investments                                    14,333        21,569         5,532              796        (1,705)
                                                -------       -------        ------            -----       -------
                                                 14,156        21,569         5,532              802        (1,560)
                                                -------       -------        ------            -----       -------
Net Realized and Unrealized Gain
 on Investments                                  16,854        23,028         5,639              493         2,903
                                                -------       -------        ------            -----       -------
Net Increase in Net Assets Resulting
 from Operations                                $17,990       $22,523        $5,732            $ 611       $ 5,469
                                                =======       =======        ======            =====       =======


--
46   The Notes to Financial Statements are an integral part of these statements.

CIGNA Funds Group

STATEMENTS OF CHANGES IN NET ASSETS

(In Thousands)

                                                  Balanced Fund (sub-advised by        Large Cap Growth/
                                                      Wellington Management)          Morgan Stanley Fund
                                                  -----------------------------   ----------------------------
                                                    For the Six    For the Year    For the Six    For the Year
                                                    Months Ended       Ended       Months Ended       Ended
                                                   June 30, 2003   December 31,   June 30, 2003   December 31,
                                                    (Unaudited)        2002        (Unaudited)        2002
--------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss)                          $   150         $   309        $     8         $    (2)
Net realized gain (loss) on Investments                  (189)           (890)          (192)         (2,935)
Net unrealized appreciation (depreciation)
 on Investments                                         1,156            (913)         1,269            (383)
                                                      -------         -------        -------         -------
Net increase (decrease) from operations                 1,117          (1,494)         1,085          (3,320)
                                                      -------         -------        -------         -------
Dividends and Distributions:
From net investment income
 Institutional Class                                        -            (112)             -               -
 Premier Class                                              -            (113)             -               -
 Retail Class                                               -            (107)             -               -
                                                      -------         -------        -------         -------
Total dividends and distributions                           -            (332)             -               -
                                                      -------         -------        -------         -------
Capital Share Transactions:
Institutional Class
Net proceeds from sales of shares                           9               -             56             226
Net asset value of shares issued to shareholders
 in reinvestment of dividends and distributions             -             112              -               -
                                                      -------         -------        -------         -------
                                                            9             112             56             226
Cost of shares redeemed                                     -               -            (38)            (85)
                                                      -------         -------        -------         -------
Total from Institutional Class                              9             112             18             141
                                                      -------         -------        -------         -------
Premier Class
Net proceeds from sales of shares                         179             229            350             586
Net asset value of shares issued to shareholders
 in reinvestment of dividends and distributions             -             113              -               -
                                                      -------         -------        -------         -------
                                                          179             342            350             586
Cost of shares redeemed                                   (50)            (57)          (147)           (253)
                                                      -------         -------        -------         -------
Total from Premier Class                                  129             285            203             333
                                                      -------         -------        -------         -------
Retail Class
Net proceeds from sales of shares                         484           2,075          1,467           3,062
Net asset value of shares issued to shareholders
 in reinvestment of dividends and distributions             -             107              -               -
                                                      -------         -------        -------         -------
                                                          484           2,182          1,467           3,062
Cost of shares redeemed                                  (341)           (582)        (1,217)           (654)
                                                      -------         -------        -------         -------
Total from Retail Class                                   143           1,600            250           2,408
                                                      -------         -------        -------         -------
Net increase (decrease) from Fund share
 transactions                                             281           1,997            471           2,882
                                                      -------         -------        -------         -------
Total Net Increase (Decrease) in Net Assets             1,398             171          1,556            (438)
Net Assets:
Beginning of period                                    13,065          12,894          9,979          10,417
                                                      -------         -------        -------         -------
End of period*                                        $14,463         $13,065        $11,535         $ 9,979
                                                      =======         =======        =======         =======
* Includes undistributed net investment
 income of:                                           $   194         $    44        $     8         $     -
                                                      =======         =======        =======         =======

                                                         Large Cap Value/
                                                     John A. Levin & Co. Fund      S&P 500(R) Index Fund
                                                   ----------------------------   ----------------------------
                                                    For the Six    For the Year    For the Six    For the Year
                                                    Months Ended       Ended       Months Ended      Ended
                                                   June 30, 2003   December 31,   June 30, 2003   December 31,
                                                    (Unaudited)        2002        (Unaudited)        2002
--------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss)                         $    86          $   155        $  1,136      $  2,075
Net realized gain (loss) on Investments               (2,941)          (1,378)          2,698        (9,347)
Net unrealized appreciation (depreciation)
 on Investments                                        4,962           (3,838)         14,156       (33,650)
                                                     -------          -------        --------      --------
Net increase (decrease) from operations                2,107           (5,061)         17,990       (40,922)
                                                     -------          -------        --------      --------
Dividends and Distributions:
From net investment income
 Institutional Class                                       -              (40)              -        (1,832)
 Premier Class                                             -              (49)              -           (33)
 Retail Class                                              -              (44)              -          (260)
                                                     -------          -------        --------      --------
Total dividends and distributions                          -             (133)              -        (2,125)
                                                     -------          -------        --------      --------
Capital Share Transactions:
Institutional Class
Net proceeds from sales of shares                         57              292             107           428
Net asset value of shares issued to shareholders
 in reinvestment of dividends and distributions            -               40               -         1,832
                                                     -------          -------        --------      --------
                                                          57              332             107         2,260
Cost of shares redeemed                                   (2)             (62)        (15,849)           (3)
                                                     -------          -------        --------      --------
Total from Institutional Class                            55              270         (15,742)        2,257
                                                     -------          -------        --------      --------
Premier Class
Net proceeds from sales of shares                        465            1,820           1,031         1,673
Net asset value of shares issued to shareholders
 in reinvestment of dividends and distributions            -               49               -            33
                                                     -------          -------        --------      --------
                                                         465            1,869           1,031         1,706
Cost of shares redeemed                                 (404)            (752)           (473)         (918)
                                                     -------          -------        --------      --------
Total from Premier Class                                  61            1,117             558           788
                                                     -------          -------        --------      --------
Retail Class
Net proceeds from sales of shares                      3,166            4,909           8,120        14,389
Net asset value of shares issued to shareholders
 in reinvestment of dividends and distributions            -               44               -           260
                                                     -------          -------        --------      --------
                                                       3,166            4,953           8,120        14,649
Cost of shares redeemed                               (1,570)          (1,128)         (2,508)       (4,502)
                                                     -------          -------        --------      --------
Total from Retail Class                                1,596            3,825           5,612        10,147
                                                     -------          -------        --------      --------
Net increase (decrease) from Fund share
 transactions                                          1,712            5,212          (9,572)       13,192
                                                     -------          -------        --------      --------
Total Net Increase (Decrease) in Net Assets            3,819               18           8,418       (29,855)
Net Assets:
Beginning of period                                   15,996           15,978         147,010       176,865
                                                     -------          -------        --------      --------
End of period*                                       $19,815          $15,996        $155,428      $147,010
                                                     =======          =======        ========      ========
* Includes undistributed net investment
  income of:                                         $   234          $   148        $  1,154      $     18
                                                     =======          =======        ========      ========


                                                                              --
The Notes to Financial Statements are an integral part of these statements.   47

CIGNA Funds Group

STATEMENTS OF CHANGES IN NET ASSETS continued

(In Thousands)

                                                        Small Cap Growth/               Small Cap Value/
                                                         TimesSquare Fund        Perkins, Wolf, McDonnell Fund
                                                   ----------------------------  -----------------------------
                                                    For the Six    For the Year    For the Six    For the Year
                                                    Months Ended       Ended       Months Ended       Ended
                                                   June 30, 2003   December 31,   June 30, 2003   December 31,
                                                    (Unaudited)        2002        (Unaudited)        2002
--------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss)                         $   (505)        $  (341)       $    93        $   109
Net realized gain (loss) on Investments                 1,459          (2,761)           107           (725)
Net unrealized appreciation (depreciation)
 on Investments                                        21,569          (2,920)         5,532         (3,305)
                                                     --------         -------        -------        -------
Net increase (decrease) from operations                22,523          (6,022)         5,732         (3,921)
                                                     --------         -------        -------        -------
Dividends and Distributions:
From net investment income
 Institutional Class                                        -               -              -            (16)
 Premier Class                                              -               -              -             (8)
 Retail Class                                               -               -              -              -
From net realized capital gains
 Institutional Class                                        -               -              -           (120)
 Premier Class                                              -               -              -           (114)
 Retail Class                                               -               -              -           (138)
                                                     --------         -------        -------        -------
Total dividends and distributions                           -               -              -           (396)
                                                     --------         -------        -------        -------
Capital Share Transactions:
Institutional Class
Net proceeds from sales of shares                      72,226          46,629         22,256          5,805
Net asset value of shares issued to shareholders
 in reinvestment of dividends and distributions             -               -              -            136
                                                     --------         -------        -------        -------
                                                       72,226          46,629         22,256          5,941
Cost of shares redeemed                                (1,471)           (731)        (2,545)            (9)
                                                     --------         -------        -------        -------
Total from Institutional Class                         70,755          45,898         19,711          5,932
                                                     --------         -------        -------        -------
Premier Class
Net proceeds from sales of shares                      21,479             600          6,768          4,582
Net asset value of shares issued to shareholders
 in reinvestment of dividends and distributions             -               -              -            122
                                                     --------         -------        -------        -------
                                                       21,479             600          6,768          4,704
Cost of shares redeemed                                (1,263)           (290)        (4,775)          (598)
                                                     --------         -------        -------        -------
Total from Premier Class                               20,216             310          1,993          4,106
                                                     --------         -------        -------        -------
Retail Class
Net proceeds from sales of shares                       1,955           4,334          5,478         10,723
Net asset value of shares issued to shareholders
 in reinvestment of dividends and distributions             -               -              -            138
                                                     --------         -------        -------        -------
                                                        1,955           4,334          5,478         10,861
Cost of shares redeemed                                (1,612)         (1,472)        (3,188)        (2,035)
                                                     --------         -------        -------        -------
Total from Retail Class                                   343           2,862          2,290          8,826
                                                     --------         -------        -------        -------
Net increase (decrease) from Fund share
 transactions                                          91,314          49,070         23,994         18,864
                                                     --------         -------        -------        -------
Total Net Increase (Decrease) in Net Assets           113,837          43,048         29,726         14,547
Net Assets:
Beginning of period                                    63,751          20,703         35,977         21,430
                                                     --------         -------        -------        -------
End of period*                                       $177,588         $63,751        $65,703        $35,977
                                                     ========         =======        =======        =======
* Includes undistributed (overdistributed) net
  investment income of:                              $   (506)        $    (1)       $   189        $    96
                                                     ========         =======        =======        =======

                                                       International Blend/               TimesSquare
                                                       Bank of Ireland Fund           Core Plus Bond Fund
                                                   ----------------------------   ----------------------------
                                                    For the Six    For the Year    For the Six    For the Year
                                                    Months Ended       Ended       Months Ended      Ended
                                                   June 30, 2003   December 31,   June 30, 2003   December 31,
                                                    (Unaudited)        2002        (Unaudited)        2002
--------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss)                          $  118          $    88        $   2,566     $  4,383
Net realized gain (loss) on Investments                 (309)          (1,844)           4,463         (275)
Net unrealized appreciation (depreciation)
 on Investments                                          802             (137)          (1,560)       4,437
                                                      ------          -------        ---------     --------
Net increase (decrease) from operations                  611           (1,893)           5,469        8,545
                                                      ------          -------        ---------     --------
Dividends and Distributions:
From net investment income
 Institutional Class                                       -              (32)          (2,547)      (5,963)
 Premier Class                                             -              (35)             (33)         (47)
 Retail Class                                              -              (13)             (77)         (60)
From net realized capital gains
 Institutional Class                                       -                -                -          (64)
 Premier Class                                             -                -                -           (1)
 Retail Class                                              -                -                -           (1)
                                                      ------          -------        ---------     --------
Total dividends and distributions                          -              (80)          (2,657)      (6,136)
                                                      ------          -------        ---------     --------
Capital Share Transactions:
Institutional Class
Net proceeds from sales of shares                         19            1,271           52,004        4,176
Net asset value of shares issued to shareholders
 in reinvestment of dividends and distributions            -               32            2,547        6,027
                                                      ------          -------        ---------     --------
                                                          19            1,303           54,551       10,203
Cost of shares redeemed                                   (1)          (1,252)        (119,062)      (1,656)
                                                      ------          -------        ---------     --------
Total from Institutional Class                            18               51          (64,511)       8,547
                                                      ------          -------        ---------     --------
Premier Class
Net proceeds from sales of shares                        132              707              191          882
Net asset value of shares issued to shareholders
 in reinvestment of dividends and distributions            -               35               33           48
                                                      ------          -------        ---------     --------
                                                         132              742              224          930
Cost of shares redeemed                                 (136)            (446)            (188)        (235)
                                                      ------          -------        ---------     --------
Total from Premier Class                                  (4)             296               36          695
                                                      ------          -------        ---------     --------
Retail Class
Net proceeds from sales of shares                        378            2,240            2,667        3,260
Net asset value of shares issued to shareholders
 in reinvestment of dividends and distributions            -               13               76           61
                                                      ------          -------        ---------     --------
                                                         378            2,253            2,743        3,321
Cost of shares redeemed                                 (289)          (1,519)          (1,708)      (2,056)
                                                      ------          -------        ---------     --------
Total from Retail Class                                   89              734            1,035        1,265
                                                      ------          -------        ---------     --------
Net increase (decrease) from Fund share
 transactions                                            103            1,081          (63,440)      10,507
                                                      ------          -------        ---------     --------
Total Net Increase (Decrease) in Net Assets              714             (892)         (60,628)      12,916
Net Assets:
Beginning of period                                    8,806            9,698          104,807       91,891
                                                      ------          -------        ---------     --------
End of period*                                        $9,520          $ 8,806        $  44,179     $104,807
                                                      ======          =======        =========     ========
* Includes undistributed (overdistributed) net
  investment income of:                               $  117          $    (1)       $    (327)    $   (236)
                                                      ======          =======        =========     ========


--
48   The Notes to Financial Statements are an integral part of these statements.

CIGNA Funds Group

FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS

                                                            Balanced Fund (sub-advised by Wellington Management)(1)
                                                         ------------------------------------------------------------
                                                           For the Six
                                                           Months Ended     For the Year/Period Ended December 31,
                                                          June 30, 2003  --------------------------------------------
                                                           (Unaudited)         2002        2001(e)         2000
---------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                          $ 8.40         $  9.68        $10.07         $10.00
Income from investment operations
Net investment income (loss)(d)                                 0.11            0.24 (f)      0.24           0.27
Net realized and unrealized gain (loss) on investments          0.61           (1.28)        (0.41)          0.10
                                                              ------         -------        ------         ------
Total from investment operations                                0.72           (1.04)        (0.17)          0.37
                                                              ------         -------        ------         ------
Less dividends and distributions:
Dividends from net investment income                               -           (0.24)        (0.22)         (0.30)
                                                              ------         -------        ------         ------
Total dividends and distributions                                  -           (0.24)        (0.22)         (0.30)
                                                              ------         -------        ------         ------
Net asset value, end of period                                $ 9.12         $  8.40        $ 9.68         $10.07
                                                              ======         =======        ======         ======
Total Return(a)                                                 8.57%(b)      (10.77)%       (1.67)%         3.66%(b)
Ratios to Average Net Assets
Gross expenses                                                  1.87%(c)        1.78%         1.72%          1.76%(c)
Fees and expenses waived or borne by the Adviser
 or Distributor                                                 1.07%(c)        0.98%         0.92%          0.96%(c)
Net expenses                                                    0.80%(c)        0.80%         0.80%          0.80%(c)
Net investment income (loss)(d)                                 2.58%(c)        2.59%         2.49%          2.78%(c)
Portfolio Turnover                                                29%(b)          56%          104%            67%(b)
Net Assets, End of Period (000 omitted)                       $4,453         $ 4,094        $4,585         $4,663

                                                                       Large Cap Growth/Morgan Stanley Fund(1)
                                                         ------------------------------------------------------------------
                                                            For the Six
                                                           Months Ended         For the Year/Period Ended December 31,
                                                           June 30, 2003  -------------------------------------------------
                                                            (Unaudited)        2002           2001              2000
---------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                           $ 5.39         $  7.44       $  8.72            $ 10.00
Income from investment operations
Net investment income (loss)(d)                                  0.01            0.01            (A)(f)          (0.01)
Net realized and unrealized gain (loss) on investments           0.56           (2.06)        (1.28)             (1.27)
                                                               ------         -------       -------            -------
Total from investment operations                                 0.57           (2.05)        (1.28)             (1.28)
                                                               ------         -------       -------            -------
Less dividends and distributions:
Dividends from net investment income                                -               -             -                  -
                                                               ------         -------       -------            -------
Total dividends and distributions                                   -               -             -                  -
                                                               ------         -------       -------            -------
Net asset value, end of period                                 $ 5.96         $  5.39       $  7.44            $  8.72
                                                               ======         =======       =======            =======
Total Return(a)                                                 10.58%(b)      (27.55)%      (14.68)%           (12.80)%(b)
Ratios to Average Net Assets
Gross expenses                                                   2.25%(c)        2.18%         2.18%              1.79%(c)
Fees and expenses waived or borne by the Adviser
 or Distributor                                                  1.45%(c)        1.35%         1.38%              0.99%(c)
Net expenses                                                     0.80%(c)        0.80%         0.80%              0.80%(c)
Net investment income (loss)(d)                                  0.42%(c)        0.21%         0.06%             (0.11)%(c)
Portfolio Turnover                                                 78%(b)         149%           91%                75%(b)
Net Assets, End of Period (000 omitted)                        $2,816         $ 2,528       $ 3,347            $ 3,926

                                                           Large Cap Value/John A. Levin & Co. Fund(1)
                                                ---------------------------------------------------------------
                                                  For the Six
                                                  Months Ended       For the Year/Period Ended December 31,
                                                 June 30, 2003  -----------------------------------------------
                                                  (Unaudited)        2002           2001             2000
---------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                 $ 7.41         $ 10.24         $10.85           $ 0.00
Income from investment operations
Net investment income(d)                               0.04            0.09           0.11(f)          0.13
Net realized and unrealized gain (loss)
 on investments                                        0.81           (2.84)         (0.57)            1.28
                                                     ------         -------         ------           ------
Total from investment operations                       0.85           (2.75)         (0.46)            1.41
                                                     ------         -------         ------           ------
Less dividends and distributions:
Dividends from net investment income                      -           (0.08)         (0.15)           (0.56)
Distributions from net realized capital gains             -               -              -                -
                                                     ------         -------         ------           ------
Total dividends and distributions                         -           (0.08)         (0.15)           (0.56)
                                                     ------         -------         ------           ------
Net asset value, end of period                       $ 8.26         $  7.41         $10.24           $10.85
                                                     ======         =======         ======           ======
Total Return(a)                                       11.47%(b)      (26.85)%        (4.21)%          14.03%(b)
Ratios to Average Net Assets
Gross expenses                                         1.61%(c)        1.48%          1.47%            1.55%(c)
Fees and expenses waived or borne by the
 Adviser or Distributor                                0.81%(c)        0.68%          0.67%            0.75%(c)
Net expenses                                           0.80%(c)        0.80%          0.80%            0.80%(c)
Net investment income(d)                               1.23%(c)        1.17%          1.36%            1.05%(c)
Portfolio Turnover                                       46%(b)          44%            45%              62%(b)
Net Assets, End of Period (000 omitted)              $4,270         $ 3,778         $4,915           $5,130

                                                                           S&P 500(R) Index Fund(2)
                                                --------------------------------------------------------------------------------
                                                   For the Six
                                                  Months Ended                For the Year/Period Ended December 31,
                                                  June 30, 2003  ---------------------------------------------------------------
                                                   (Unaudited)        2002         2001        2000         1999        1998
--------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                $   5.37       $   7.01     $   8.11     $  10.09     $   8.55    $   6.77
Income from investment operations
Net investment income(d)                                0.05           0.08         0.12         0.14         0.11        0.08
Net realized and unrealized gain (loss)
 on investments                                         0.58          (1.64)       (1.10)       (0.98)        1.66        1.83
                                                    --------       --------     --------     --------     --------    --------
Total from investment operations                        0.63          (1.56)       (0.98)       (0.84)        1.77        1.91
                                                    --------       --------     --------     --------     --------    --------
Less dividends and distributions:
Dividends from net investment income                       -          (0.08)       (0.12)       (0.19)       (0.14)      (0.10)
Distributions from net realized capital gains              -              -           (A)       (0.95)       (0.09)      (0.03)
                                                    --------       --------     --------     --------     --------    --------
Total dividends and distributions                          -          (0.08)       (0.12)       (1.14)       (0.23)      (0.13)
                                                    --------       --------     --------     --------     --------    --------
Net asset value, end of period                      $   6.00       $   5.37     $   7.01     $   8.11     $  10.09    $   8.55
                                                    ========       ========     ========     ========     ========    ========
Total Return(a)                                        11.73%(b)     (22.21)%     (12.08)%      (9.24)%      20.66%      28.28%
Ratios to Average Net Assets
Gross expenses                                          0.45%(c)       0.44%        0.44%        0.38%        0.36%       0.43%
Fees and expenses waived or borne by the
 Adviser or Distributor                                 0.20%(c)       0.19%        0.19%        0.13%        0.01%       0.08%
Net expenses                                            0.25%(c)       0.25%        0.25%        0.25%        0.35%       0.35%
Net investment income(d)                                1.56%(c)       1.35%        1.59%        1.46%        1.11%       1.27%
Portfolio Turnover                                         1%(b)          4%           2%           9%           3%          3%
Net Assets, End of Period (000 omitted)             $119,807       $121,170     $155,364     $176,707     $352,417    $291,265

(1)  Commenced operations on January 20, 2000.
(2) All per share data for the S&P 500(R) Index Fund's Institutional Class as of December 31, 2001 and earlier has been restated to reflect a 1.62 to 1 stock split effective August 15, 2001.
(A)  Less than $0.01 per share.
(a) Had the Adviser or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(b)  Not annualized.
(c)  Annualized.
(d) Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end of the year accumulated undistributed/ (overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(e) Effective January 1, 2001, the Fund was required to start amortizing premium and discount on all debt securities. The effect of this change on net investment income per share was an increase of $0.01 per share. The effect to the ratio of net investment income to average net assets was an increase of 0.05%. Per share, ratios, and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in accounting principle.
(f)  Per share numbers have been calculated using average shares.


                                                                              --
The Notes to Financial Statements are an integral part of these statements.   49

CIGNA Funds Group

FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS continued

                                                                         Small Cap Growth/TimesSquare Fund(2)
                                                         ------------------------------------------------------------------
                                                             For the Six
                                                            Months Ended         For the Year/Period Ended December 31,
                                                            June 30, 2003   -----------------------------------------------
                                                             (Unaudited)          2002           2001           2000
---------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                          $   8.16           $ 10.00        $11.00         $ 10.00
Income from investment operations
Net investment income (loss)(d)                                  (0.03)            (0.07)(f)     (0.06)          (0.01)
Net realized and unrealized gain (loss) on investments            1.33             (1.77)        (0.94)           1.16
                                                              --------           -------        ------         -------
Total from investment operations                                  1.30             (1.84)        (1.00)           1.15
                                                              --------           -------        ------         -------
Less dividends and distributions:
Dividends from net investment income                                 -                 -             -           (0.10)
Distributions from net realized capital gains                        -                 -             -               -
Distributions from capital                                           -                 -             -           (0.05)
                                                              --------           -------        ------         -------
Total dividends and distributions                                    -                 -             -           (0.15)
                                                              --------           -------        ------         -------
Net asset value, end of period                                $   9.46           $  8.16        $10.00         $ 11.00
                                                              ========           =======        ======         =======
Total Return(a)                                                  15.93%(b)        (18.40)%       (9.09)%         11.51%(b)
Ratios to Average Net Assets
Gross expenses                                                    1.15%(c)          1.45%         1.75%           1.81%(c)
Fees and expenses waived or borne by the Adviser
 or Distributor                                                   0.10%(c)          0.40%         0.70%           0.76%(c)
Net expenses                                                      1.05%(c)          1.05%         1.05%           1.05%(c)
Net investment income (loss)(d)                                  (0.86)%(c)        (0.85)%       (0.66)%         (0.12)%(c)
Portfolio Turnover                                                  30%(b)            57%          160%            140%(b)
Net Assets, End of Period (000 omitted)                       $141,228           $51,762        $9,441         $16,552

                                                                   Small Cap Value/Perkins, Wolf, McDonnell Fund(1)
                                                         -------------------------------------------------------------------
                                                            For the Six
                                                           Months Ended          For the Year/Period Ended December 31,
                                                           June 30, 2003  --------------------------------------------------
                                                            (Unaudited)         2002             2001             2000
----------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                          $ 10.23          $ 12.15           $11.38           $10.00
Income from investment operations
Net investment income (loss)(d)                                  0.03(f)          0.07(f)          0.13(f)          0.34
Net realized and unrealized gain (loss) on investments           1.26            (1.87)            2.38             2.59
                                                              -------          -------           ------           ------
Total from investment operations                                 1.29            (1.80)            2.51             2.93
                                                              -------          -------           ------           ------
Less dividends and distributions:
Dividends from net investment income                                -            (0.01)           (1.36)           (1.55)
Distributions from net realized capital gains                       -            (0.11)           (0.38)               -
Distributions from capital                                          -                -                -                -
                                                              -------          -------           ------           ------
Total dividends and distributions                                   -            (0.12)           (1.74)           (1.55)
                                                              -------          -------           ------           ------
Net asset value, end of period                                $ 11.52          $ 10.23           $12.15           $11.38
                                                              =======          =======           ======           ======
Total Return(a)                                                 12.61%(b)       (14.80)%          21.78%           29.22%(b)
Ratios to Average Net Assets
Gross expenses                                                   1.31%(c)         1.54%            1.70%            1.98%(c)
Fees and expenses waived or borne by the Adviser
 or Distributor                                                  0.26%(c)         0.49%            0.65%            0.93%(c)
Net expenses                                                     1.05%(c)         1.05%            1.05%            1.05%(c)
Net investment income (loss)(d)                                  0.68%(c)         0.64%            1.03%            1.69%(c)
Portfolio Turnover                                                 18%(b)           42%              59%             102%(b)
Net Assets, End of Period (000 omitted)                       $33,543          $11,913           $7,079           $5,812

                                                                   International Blend/Bank of Ireland Fund(3)
                                                         --------------------------------------------------------------
                                                           For the Six
                                                           Months Ended      For the Year/Period Ended December 31,
                                                          June 30, 2003  ----------------------------------------------
                                                           (Unaudited)        2002          2001            2000
-----------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                          $ 6.01         $  7.46       $  9.41          $10.00
Income from investment operations
Net investment income(d)                                        0.09            0.08          0.07            0.07
Net realized and unrealized gain (loss) on investments          0.32           (1.46)        (1.94)          (0.46)
                                                              ------         -------       -------          ------
Total from investment operations                                0.41           (1.38)        (1.87)          (0.39)
                                                              ------         -------       -------          ------
Less dividends and distributions:
Dividends from net investment income                               -           (0.07)        (0.08)          (0.11)
Distributions from net realized capital gains                      -               -             -               -
Distributions from capital                                         -               -             -           (0.09)
                                                              ------         -------       -------          ------
Total dividends and distributions                                  -           (0.07)        (0.08)          (0.20)
                                                              ------         -------       -------          ------
Net asset value, end of period                                $ 6.42         $  6.01       $  7.46          $ 9.41
                                                              ======         =======       =======          ======
Total Return(a)                                                 6.82%(b)      (18.50)%      (19.85)%         (3.84)%(b)
Ratios to Average Net Assets
Gross expenses                                                  3.39%(c)        3.19%         2.55%           2.59%(c)
Fees and expenses waived or borne by the Adviser
 or Distributor                                                 2.34%(c)        2.14%         1.50%           1.54%(c)
Net expenses                                                    1.05%(c)        1.05%         1.05%           1.05%(c)
Net investment income(d)                                        2.93%(c)        1.13%         0.91%           0.69%(c)
Portfolio Turnover                                                 7%(b)          29%           12%             27%(b)
Net Assets, End of Period (000 omitted)                       $3,072         $ 2,855       $ 3,466          $4,326

                                                                        TimesSquare/Core Plus Bond Fund
                                                         -------------------------------------------------------------
                                                            For the Six
                                                           Months Ended       For the Year/Period Ended December 31,
                                                           June 30, 2003  ---------------------------------------------
                                                            (Unaudited)         2002           2001(e)         2000
----------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                          $ 10.19       $   9.96           $ 10.27       $ 10.00
Income from investment operations
Net investment income(d)                                         0.28(f)        0.45(f)           0.59(f)       0.63
Net realized and unrealized gain (loss) on investments           0.34           0.41              0.29          0.34
                                                              -------       --------           -------       -------
Total from investment operations                                 0.62           0.86              0.88          0.97
                                                              -------       --------           -------       -------
Less dividends and distributions:
Dividends from net investment income                            (0.29)         (0.62)            (1.12)        (0.69)
Distributions from net realized capital gains                       -          (0.01)            (0.07)        (0.01)
Distributions from capital                                          -              -                 -             -
                                                              -------       --------           -------       -------
Total dividends and distributions                               (0.29)         (0.63)            (1.19)        (0.70)
                                                              -------       --------           -------       -------
Net asset value, end of period                                $ 10.52       $  10.19           $  9.96       $ 10.27
                                                              =======       ========           =======       =======
Total Return(a)                                                  6.12%(b)       8.90%             8.80%         9.93%
Ratios to Average Net Assets
Gross expenses                                                   0.86%(c)       0.80%             0.80%         0.83%
Fees and expenses waived or borne by the Adviser
 or Distributor                                                  0.41%(c)       0.35%             0.35%         0.38%
Net expenses                                                     0.45%(c)       0.45%             0.45%         0.45%
Net investment income(d)                                         5.63%(c)       4.48%             5.69%         6.74%
Portfolio Turnover                                                118%(b)        396%              351%          310%
Net Assets, End of Period (000 omitted)                       $39,896       $101,734           $90,835       $83,540

(1)  Commenced operations on January 20, 2000.
(2)  Commenced operations on January 21, 2000.
(3)  Commenced operations on January 24, 2000.
(a) Had the Adviser or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(b)  Not annualized.
(c)  Annualized.
(d) Net investment income per share has been calculated in accordance with SEC requirements, unless otherwise noted, with the exception that end of the year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(e) The Fund was required to start amortizing premium and discount on all debt securities. The effect of this change on net investment income per share was a decrease of $0.01 per share. The effect to the ratio of net investment income to average net assets was a decrease of 0.07%. Per share, ratios, and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in accounting principle.
(f)  Per share numbers have been calculated using average shares.


--
50   The Notes to Financial Statements are an integral part of these statements.

CIGNA Funds Group

FINANCIAL HIGHLIGHTS - PREMIER CLASS

                                                            Balanced Fund (sub-advised by Wellington Management)(1)
                                                         ------------------------------------------------------------
                                                           For the Six
                                                           Months Ended     For the Year/Period Ended December 31,
                                                          June 30, 2003  --------------------------------------------
                                                           (Unaudited)         2002        2001(e)         2000
---------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                          $ 8.39         $  9.67        $10.05         $10.00
Income from investment operations
Net investment income (loss)(d)                                 0.10            0.22(f)       0.23           0.25
Net realized and unrealized gain (loss) on investments          0.61           (1.28)        (0.41)          0.09
                                                              ------         -------        ------         ------
Total from investment operations                                0.71           (1.06)        (0.18)          0.34
                                                              ------         -------        ------         ------
Less dividends and distributions:
Dividends from net investment income                               -           (0.22)        (0.20)         (0.29)
Total dividends and distributions                                  -           (0.22)        (0.20)         (0.29)
                                                              ------         -------        ------         ------
Net asset value, end of period                                $ 9.10         $  8.39        $ 9.67         $10.05
                                                              ======         =======        ======         ======
Total Return(a)                                                 8.46%(b)      (10.97)%       (1.78)%         3.41%(b)
Ratios to Average Net Assets
Gross expenses                                                  2.07%(c)        1.98%         1.92%          1.96%(c)
Fees and expenses waived or borne by the Adviser
 or Distributor                                                 1.07%(c)        0.98%         0.92%          0.96%(c)
Net expenses                                                    1.00%(c)        1.00%         1.00%          1.00%(c)
Net investment income (loss)(d)                                 2.38%(c)        2.40%         2.32%          2.58%(c)
Portfolio Turnover                                                29%(b)          56%          104%            67%(b)
Net Assets, End of Period (000 omitted)                       $4,934         $ 4,429        $4,786         $4,964

                                                                        Large Cap Growth/Morgan Stanley Fund(1)
                                                         --------------------------------------------------------------------
                                                            For the Six
                                                           Months Ended          For the Year/Period Ended December 31,
                                                           June 30, 2003  ---------------------------------------------------
                                                            (Unaudited)        2002            2001               2000
-----------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                           $ 5.36         $  7.41         $  8.71            $ 10.00
Income from investment operations
Net investment income (loss)(d)                                  0.01              (A)          (0.01)(f)          (0.03)
Net realized and unrealized gain (loss) on investments           0.55           (2.05)          (1.29)             (1.26)
                                                               ------         -------         -------            -------
Total from investment operations                                 0.56           (2.05)          (1.30)             (1.29)
                                                               ------         -------         -------            -------
Less dividends and distributions:
Dividends from net investment income                                -               -               -                  -
Total dividends and distributions                                   -               -               -                  -
                                                               ------         -------         -------            -------
Net asset value, end of period                                 $ 5.92         $  5.36         $  7.41            $  8.71
                                                               ======         =======         =======            =======
Total Return(a)                                                 10.45%(b)      (27.67)%        (14.93)%           (12.90)%(b)
Ratios to Average Net Assets
Gross expenses                                                   2.45%(c)        2.38%           2.38%              1.99%(c)
Fees and expenses waived or borne by the Adviser
 or Distributor                                                  1.45%(c)        1.38%           1.38%              0.99%(c)
Net expenses                                                     1.00%(c)        1.00%           1.00%              1.00%(c)
Net investment income (loss)(d)                                  0.22%(c)        0.01%          (0.15)%            (0.31)%(c)
Portfolio Turnover                                                 78%(b)         149%             91%                75%(b)
Net Assets, End of Period (000 omitted)                        $3,685         $ 3,140         $ 3,984            $ 4,377

                                                                  Large Cap Value/John A. Levin & Co. Fund.(1)
                                                         -------------------------------------------------------------
                                                           For the Six
                                                           Months Ended      For the Year/Period Ended December 31,
                                                          June 30, 2003  ---------------------------------------------
                                                           (Unaudited)       2002          2001             2000
----------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                          $ 7.40        $10.22         $ 10.83          $10.00
Income from investment operations
Net investment income(d)                                        0.04          0.06           0.13(f)          0.10
Net realized and unrealized gain (loss) on investments          0.80         (2.82)         (0.61)            1.28
                                                              ------        ------         ------           ------
Total from investment operations                                0.84         (2.76)         (0.48)            1.38
                                                              ------        ------         ------           ------
Less dividends and distributions:
Dividends from net investment income                               -         (0.06)         (0.13)           (0.55)
Distributions from net realized capital gains                      -             -              -                -
                                                              ------        ------         ------           ------
Total dividends and distributions                                  -         (0.06)         (0.13)           (0.55)
                                                              ------        ------         ------           ------
Net asset value, end of period                                $ 8.24        $ 7.40         $10.22           $10.83
                                                              ======        ======         ======           ======
Total Return(a)                                                11.35%(b)     26.97%         (4.39)%          13.78%(b)
Ratios to Average Net Assets
Gross expenses                                                  1.81%(c)      1.68%          1.67%            1.75%(c)
Fees and expenses waived or borne by the Adviser
 or Distributor                                                 0.81%(c)      0.68%          0.67%            0.75%(c)
Net expenses                                                    1.00%(c)      1.00%          1.00%            1.00%(c)
Net investment income(d)                                        1.03%(c)      0.99%          0.89%            0.85%(c)
Portfolio Turnover                                                46%(b)        44%            45%              62%(b)
Net Assets, End of Period (000 omitted)                       $6,517        $5,780         $6,657           $5,842

                                                                            S&P 500(R) Index Fund(2)
                                                         ----------------------------------------------------------------
                                                            For the Six
                                                           Months Ended        For the Year/Period Ended December 31,
                                                           June 30, 2003  -----------------------------------------------
                                                            (Unaudited)        2002          2001             2000
-------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                           $ 5.38         $  7.01       $  8.11           $10.00
Income from investment operations
Net investment income(d)                                         0.04            0.08          0.08             0.15
Net realized and unrealized gain (loss) on investments           0.59           (1.64)        (1.07)           (0.82)
                                                               ------         -------       -------           ------
Total from investment operations                                 0.63           (1.56)        (0.99)           (0.67)
                                                               ------         -------       -------           ------
Less dividends and distributions:
Dividends from net investment income                                -           (0.07)        (0.11)           (0.25)
Distributions from net realized capital gains                       -               -            (A)           (0.97)
                                                               ------         -------       -------           ------
Total dividends and distributions                                   -           (0.07)        (0.11)           (1.22)
                                                               ------         -------       -------           ------
Net asset value, end of period                                 $ 6.01         $  5.38       $  7.01           $ 8.11
                                                               ======         =======       =======           ======
Total Return(a)                                                 11.71%(b)      (22.24)%      (12.20)%          (7.64)%(b)
Ratios to Average Net Assets
Gross expenses                                                   0.65%(c)        0.63%         0.64%            0.58%(c)
Fees and expenses waived or borne by the Adviser
 or Distributor                                                  0.30%(c)        0.28%         0.29%            0.23%(c)
Net expenses                                                     0.35%(c)        0.35%         0.35%            0.35%(c)
Net investment income(d)                                         1.47%(c)        1.25%         1.59%            1.36%(c)
Portfolio Turnover                                                  1%(b)           4%            2%               9%(b)
Net Assets, End of Period (000 omitted)                        $3,492         $ 2,561       $ 2,596           $  846

(1)  Commenced operations on January 20, 2000.
(2)  Commenced operations on January 21, 2000.
(A)  Less than $0.01 per share.
(a) Had the Adviser or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(b)  Not annualized.
(c)  Annualized.
(d) Net investment income per share has been calculated in accordance with SEC requirements, unless otherwise noted, with the exception that end of the year accumulated undistributed/ (overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(e) The Fund was required to start amortizing premium and discount on all debt securities. The effect of this change on net investment income to per share was an increase of $0.01 per share. The effect to the ratio of net investment income to average net assets was an increase of 0.04%. Per share, ratios, and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in accounting principle.
(f)  Per share numbers have been calculated using average shares.


                                                                              --
The Notes to Financial Statements are an integral part of these statements.   51

CIGNA Funds Group

FINANCIAL HIGHLIGHTS - PREMIER CLASS continued

                                                                         Small Cap Growth/TimesSquare Fund(2)
                                                         ------------------------------------------------------------------
                                                             For the Six
                                                            Months Ended         For the Year/Period Ended December 31,
                                                            June 30, 2003   -----------------------------------------------
                                                             (Unaudited)          2002           2001            2000
---------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                           $  8.12           $  9.97        $10.98          $10.00
Income from investment operations
Net investment income (loss)(d)                                  (0.03)            (0.09)(f)     (0.08)          (0.02)
Net realized and unrealized gain (loss) on investments            1.33             (1.76)        (0.93)           1.15
                                                               -------           -------        ------          ------
Total from investment operations                                  1.30             (1.85)        (1.01)           1.13
                                                               -------           -------        ------          ------
Less dividends and distributions:
Dividends from net investment income                                 -                 -             -           (0.10)
Distributions from net realized capital gains                        -                 -             -               -
Distributions from capital                                           -                 -             -           (0.05)
                                                               -------           -------        ------          ------
Total dividends and distributions                                    -                 -             -           (0.15)
                                                               -------           -------        ------          ------
Net asset value, end of period                                 $  9.42           $  8.12        $ 9.97          $10.98
                                                               =======           =======        ======          ======
Total Return(a)                                                  16.01%(b)        (18.56)%       (9.20)%         11.26%(b)
Ratios to Average Net Assets
Gross expenses                                                    1.35%(c)          1.65%         1.95%           2.01%(c)
Fees and expenses waived or borne by the Adviser
 or Distributor                                                   0.10%(c)          0.40%         0.70%           0.76%(c)
Net expenses                                                      1.25%(c)          1.25%         1.25%           1.25%(c)
Net investment income (loss)(d)                                  (1.06)%(c)        (1.06)%       (0.87)%         (0.32)%(c)
Portfolio Turnover                                                  30%(b)            57%          160%            140%(b)
Net Assets, End of Period (000 omitted)                        $28,412           $ 5,482        $6,370          $6,640

                                                                   Small Cap Value/Perkins, Wolf, McDonnell Fund(1)
                                                         -------------------------------------------------------------------
                                                            For the Six
                                                           Months Ended          For the Year/Period Ended December 31,
                                                           June 30, 2003  --------------------------------------------------
                                                            (Unaudited)         2002              2001             2000
----------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                          $ 10.19          $ 12.12           $11.37           $10.00
Income from investment operations
Net investment income (loss)(d)                                  0.02(f)          0.05(f)          0.10(f)          0.32
Net realized and unrealized gain (loss) on investments           1.26            (1.86)            2.37             2.59
                                                              -------          -------           ------           ------
Total from investment operations                                 1.28            (1.81)            2.47             2.91
                                                              -------          -------           ------           ------
Less dividends and distributions:
Dividends from net investment income                                -            (0.01)           (1.34)           (1.54)
Distributions from net realized capital gains                       -            (0.11)           (0.38)               -
Distributions from capital                                          -                -                -                -
                                                              -------          -------           ------           ------
Total dividends and distributions                                   -            (0.12)           (1.72)           (1.54)
                                                              -------          -------           ------           ------
Net asset value, end of period                                $ 11.47          $ 10.19           $12.12           $11.37
                                                              =======          =======           ======           ======
Total Return(a)                                                 12.56%(b)       (14.97)%          21.53%           28.96%(b)
Ratios to Average Net Assets
Gross expenses                                                   1.51%(c)         1.74%            1.90%            2.18%(c)
Fees and expenses waived or borne by the Adviser
 or Distributor                                                  0.26%(c)         0.49%            0.65%            0.93%(c)
Net expenses                                                     1.25%(c)         1.25%            1.25%            1.25%(c)
Net investment income (loss)(d)                                  0.39%(c)         0.47%            0.82%            1.49%(c)
Portfolio Turnover                                                 18%(b)           42%              59%             102%(b)
Net Assets, End of Period (000 omitted)                       $14,819          $10,934           $8,125           $6,178

                                                                   International Blend/Bank of Ireland Fund(3)
                                                         --------------------------------------------------------------
                                                           For the Six
                                                           Months Ended      For the Year/Period Ended December 31,
                                                          June 30, 2003  ----------------------------------------------
                                                           (Unaudited)        2002          2001             2000
-----------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                          $ 6.00         $  7.45       $  9.39          $10.00
Income from investment operations
Net investment income(d)                                        0.08            0.06          0.05            0.04
Net realized and unrealized gain (loss) on investments          0.33           (1.46)        (1.93)          (0.45)
                                                              ------         -------       -------          ------
Total from investment operations                                0.41           (1.40)        (1.88)          (0.41)
                                                              ------         -------       -------          ------
Less dividends and distributions:
Dividends from net investment income                               -           (0.05)        (0.06)          (0.11)
Distributions from net realized capital gains                      -               -             -               -
Distributions from capital                                         -               -             -           (0.09)
                                                              ------         -------       -------          ------
Total dividends and distributions                                  -           (0.05)        (0.06)          (0.20)
                                                              ------         -------       -------          ------
Net asset value, end of period                                $ 6.41         $  6.00       $  7.45          $ 9.39
                                                              ======         =======       =======          ======
Total Return(a)                                                 6.83%(b)      (18.76)%      (19.98)%         (4.09)%(b)
Ratios to Average Net Assets
Gross expenses                                                  3.64%(c)        3.44%         2.80%           2.84%(c)
Fees and expenses waived or borne by the Adviser
 or Distributor                                                 2.39%(c)        2.19%         1.55%           1.59%(c)
Net expenses                                                    1.25%(c)        1.25%         1.25%           1.25%(c)
Net investment income(d)                                        2.72%(c)        0.95%         0.65%           0.49%(c)
Portfolio Turnover                                                 7%(b)          29%           12%             27%(b)
Net Assets, End of Period (000 omitted)                       $4,331         $ 4,059       $ 4,739          $5,001

                                                                          TimesSquare/Core Plus Bond Fund(2)
                                                         ------------------------------------------------------------------
                                                            For the Six
                                                           Months Ended         For the Year/Period Ended December 31,
                                                           June 30, 2003  -------------------------------------------------
                                                            (Unaudited)         2002            2001(e)           2000
---------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                           $10.16          $ 9.95           $10.28           $10.00
Income from investment operations
Net investment income(d)                                         0.28(f)         0.43(f)          0.50(f)          0.57
Net realized and unrealized gain (loss) on investments           0.32            0.38             0.34             0.40
                                                               ------          ------           ------           ------
Total from investment operations                                 0.60            0.81             0.84             0.97
                                                               ------          ------           ------           ------
Less dividends and distributions:
Dividends from net investment income                            (0.29)          (0.59)           (1.10)           (0.68)
Distributions from net realized capital gains                       -           (0.01)           (0.07)           (0.01)
Distributions from capital                                          -               -                -                -
                                                               ------          ------           ------           ------
Total dividends and distributions                               (0.29)          (0.60)           (1.17)           (0.69)
                                                               ------          ------           ------           ------
Net asset value, end of period                                 $10.47          $10.16           $ 9.95           $10.28
                                                               ======          ======           ======           ======
Total Return(a)                                                  5.94%(b)        8.44%            8.36%            9.92%(b)
Ratios to Average Net Assets
Gross expenses                                                   1.29%(c)        1.20%            1.20%            1.23%(c)
Fees and expenses waived or borne by the Adviser
 or Distributor                                                  0.44%(c)        0.35%            0.35%            0.38%(c)
Net expenses                                                     0.85%(c)        0.85%            0.85%            0.85%(c)
Net investment income(d)                                         5.37%(c)        4.41%            5.15%            6.34%(c)
Portfolio Turnover                                                118%(b)         396%             351%             310%(b)
Net Assets, End of Period (000 omitted)                        $1,260          $1,186           $  462           $  128

(1)  Commenced operations on January 20, 2000.
(2)  Commenced operations on January 21, 2000.
(3)  Commenced operations on January 24, 2000.
(a) Had the Adviser or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(b)  Not annualized.
(c)  Annualized.
(d) Net investment income per share has been calculated in accordance with SEC requirements, unless otherwise noted, with the exception that end of the year accumulated undistributed/ (overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(e) The Fund was required to start amortizing premium and discount on all debt securities. The effect of this change on net investment income to per share was a decrease of $0.01 per share. The effect to the ratio of net investment income to average net assets was a decrease of 0.06%. Per share, ratios, and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in accounting principle.
(f)  Per share numbers have been calculated using average shares.


--
52   The Notes to Financial Statements are an integral part of these statements.

CIGNA Funds Group

FINANCIAL HIGHLIGHTS - RETAIL CLASS

                                                            Balanced Fund (sub-advised by Wellington Management)(1)
                                                         ------------------------------------------------------------
                                                           For the Six
                                                           Months Ended     For the Year/Period Ended December 31,
                                                          June 30, 2003  --------------------------------------------
                                                           (Unaudited)         2002         2001(e)         2000
---------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                          $ 8.36         $  9.64        $10.04         $10.00
Income from investment operations
Net investment income (loss)(d)                                 0.09            0.19(f)       0.21           0.17
Net realized and unrealized gain (loss) on investments          0.61           (1.27)        (0.42)          0.16
                                                              ------         -------        ------         ------
Total from investment operations                                0.70           (1.08)        (0.21)          0.33
                                                              ------         -------        ------         ------
Less dividends and distributions:
Dividends from net investment income                               -           (0.20)        (0.19)         (0.29)
Total dividends and distributions                                  -           (0.20)        (0.19)         (0.29)
                                                              ------         -------        ------         ------
Net asset value, end of period                                $ 9.06         $  8.36        $ 9.64         $10.04
                                                              ======         =======        ======         ======
Total Return (a)                                                8.37%(b)      (11.17)%       (2.14)%         3.25%(b)
Ratios to Average Net Assets
Gross expenses                                                  2.32%(c)        2.23%         2.17%          2.21%(c)
Fees and expenses waived or borne by the Adviser
 or Distributor                                                 1.07%(c)        0.98%         0.92%          0.96%(c)
Net expenses                                                    1.25%(c)        1.25%         1.25%          1.25%(c)
Net investment income (loss)(d)                                 2.13%(c)        2.16%         2.07%          2.33%(c)
Portfolio Turnover                                                29%(b)          56%          104%            67%(b)
Net Assets, End of Period (000 omitted)                       $5,076         $ 4,542        $3,523         $2,180

                                                                         Large Cap Growth/Morgan Stanley Fund(1)
                                                         ----------------------------------------------------------------------
                                                             For the Six
                                                            Months Ended           For the Year/Period Ended December 31,
                                                            June 30, 2003   ---------------------------------------------------
                                                             (Unaudited)         2002            2001               2000
-------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                            $ 5.32          $  7.37         $  8.69            $ 10.00
Income from investment operations
Net investment income (loss)(d)                                     (A)              (A)          (0.03)(f)          (0.04)
Net realized and unrealized gain (loss) on investments            0.55            (2.05)          (1.29)             (1.27)
                                                                ------          -------         -------            -------
Total from investment operations                                  0.55            (2.05)          (1.32)             (1.31)
                                                                ------          -------         -------            -------
Less dividends and distributions:
Dividends from net investment income                                 -                -               -                  -
Total dividends and distributions                                    -                -               -                  -
                                                                ------          -------         -------            -------
Net asset value, end of period                                  $ 5.87          $  5.32         $  7.37            $  8.69
                                                                ======          =======         =======            =======
Total Return (a)                                                 10.34%(b)       (27.82)%        (15.19)%           (13.10)%(b)
Ratios to Average Net Assets
Gross expenses                                                    2.69%(c)         2.63%           2.63%              2.24%(c)
Fees and expenses waived or borne by the Adviser
 or Distributor                                                   1.44%(c)         1.38%           1.38%              0.99%(c)
Net expenses                                                      1.25%(c)         1.25%           1.25%              1.25%(c)
Net investment income (loss)(d)                                  (0.03)%(c)       (0.20)%         (0.39)%            (0.56)%(c)
Portfolio Turnover                                                  78%(b)          149%             91%                75%(b)
Net Assets, End of Period (000 omitted)                         $5,034          $ 4,311         $ 3,086            $ 2,107

                                                                   Large Cap Value/John A. Levin & Co. Fund(1)
                                                         -------------------------------------------------------------
                                                           For the Six
                                                           Months Ended      For the Year/Period Ended December 31,
                                                          June 30, 2003  ---------------------------------------------
                                                           (Unaudited)       2002           2001             2000
----------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                          $ 7.37        $10.19         $10.81           $10.00
Income from investment operations
Net investment income(d)                                        0.03          0.06           0.06(f)          0.07
Net realized and unrealized gain (loss) on investments          0.80         (2.83)         (0.56)            1.28
                                                              ------        ------         ------           ------
Total from investment operations                                0.83         (2.77)         (0.50)            1.35
                                                              ------        ------         ------           ------
Less dividends and distributions:
Dividends from net investment income                               -         (0.05)         (0.12)           (0.54)
Distributions from net realized capital gains                      -             -              -                -
                                                              ------        ------         ------           ------
Total dividends and distributions                                  -         (0.05)         (0.12)           (0.54)
                                                              ------        ------         ------           ------
Net asset value, end of period                                $ 8.20        $ 7.37         $10.19           $10.81
                                                              ======        ======         ======           ======
Total Return(a)                                                11.26%(b)     27.17%         (4.61)%          13.52%(b)
Ratios to Average Net Assets
Gross expenses                                                  2.04%(c)      1.93%          1.92%            2.00%(c)
Fees and expenses waived or borne by the Adviser or
 Distributor                                                    0.79%(c)      0.68%          0.67%            0.75%(c)
Net expenses                                                    1.25%(c)      1.25%          1.25%            1.25%(c)
Net investment income(d)                                        0.80%(c)      0.80%          0.64%            0.60%(c)
Portfolio Turnover                                                46%(b)        44%            45%              62%(b)
Net Assets, End of Period (000 omitted)                       $9,028        $6,438         $4,406           $1,934

                                                                            S&P 500(R) Index Fund(2)
                                                         ----------------------------------------------------------------
                                                            For the Six
                                                           Months Ended        For the Year/Period Ended December 31,
                                                           June 30, 2003  -----------------------------------------------
                                                            (Unaudited)        2002          2001             2000
-------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                          $  5.35         $  6.99       $  8.09          $ 10.00
Income from investment operations
Net investment income(d)                                         0.04            0.06          0.09             0.13
Net realized and unrealized gain (loss) on investments           0.57           (1.64)        (1.09)           (0.83)
                                                              -------         -------       -------          -------
Total from investment operations                                 0.61           (1.58)        (1.00)           (0.70)
                                                              -------         -------       -------          -------
Less dividends and distributions:
Dividends from net investment income                                -           (0.06)        (0.10)           (0.24)
Distributions from net realized capital gains                       -               -            (A)           (0.97)
                                                              -------         -------       -------          -------
Total dividends and distributions                                   -           (0.06)        (0.10)           (1.21)
                                                              -------         -------       -------          -------
Net asset value, end of period                                $  5.96         $  5.35       $  6.99          $  8.09
                                                              =======         =======       =======          =======
Total Return(a)                                                 11.40%(b)      (22.59)%      (12.41)%          (7.94)%(b)
Ratios to Average Net Assets
Gross expenses                                                   0.90%(c)        0.88%         0.89%            0.83%(c)
Fees and expenses waived or borne by the Adviser or
 Distributor                                                     0.30%(c)        0.28%         0.29%            0.23%(c)
Net expenses                                                     0.60%(c)        0.60%         0.60%            0.60%(c)
Net investment income(d)                                         1.22%(c)        1.02%         1.27%            1.11%(c)
Portfolio Turnover                                                  1%(b)           4%            2%               9%(b)
Net Assets, End of Period (000 omitted)                       $32,129         $23,279       $18,905          $10,427

(1)  Commenced operations on January 20, 2000.
(2)  Commenced operations on January 21, 2000.
(A)  Less than $0.01 per share
(a) Had the Adviser or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(b)  Not annualized.
(c)  Annualized.
(d) Net investment income per share has been calculated in accordance with SEC requirements, unless otherwise noted, with the exception that end of the year accumulated undistributed/ (overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(e) The Fund was required to start amortizing premium and discount on all debt securities. The effect of this change on net investment income to per share was an increase of $0.02 per share. The effect to the ratio of net investment income to average net assets was an increase of 0.05%. Per share, ratios, and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in accounting principle.
(f)  Per share numbers have been calculated using average shares.


                                                                              --
The Notes to Financial Statements are an integral part of these statements.   53

CIGNA Funds Group

FINANCIAL HIGHLIGHTS - RETAIL CLASS continued

                                                                         Small Cap Growth/TimesSquare Fund(2)
                                                         ------------------------------------------------------------------
                                                             For the Six
                                                            Months Ended         For the Year/Period Ended December 31,
                                                            June 30, 2003   -----------------------------------------------
                                                             (Unaudited)          2002           2001            2000
---------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                            $ 8.07           $  9.93        $10.96          $10.00
Income from investment operations
Net investment income (loss)(d)                                  (0.05)            (0.11)(f)     (0.07)          (0.04)
Net realized and unrealized gain (loss) on investments            1.32             (1.75)        (0.96)           1.14
                                                                ------           -------        ------          ------
Total from investment operations                                  1.27             (1.86)        (1.03)           1.10
                                                                ------           -------        ------          ------
Less dividends and distributions:
Dividends from net investment income                                 -                 -             -           (0.09)
Distributions from net realized capital gains                        -                 -             -               -
Distributions from capital                                           -                 -             -           (0.05)
                                                                ------           -------        ------          ------
Total dividends and distributions                                    -                 -             -           (0.14)
                                                                ------           -------        ------          ------
Net asset value, end of period                                  $ 9.34           $  8.07        $ 9.93          $10.96
                                                                ======           =======        ======          ======
Total Return(a)                                                  15.74%(b)        (18.73)%       (9.40)%         11.00%(b)
Ratios to Average Net Assets
Gross expenses                                                    1.59%(c)          1.90%         2.18%           2.26%(c)
Fees and expenses waived or borne by the Adviser or
 Distributor                                                      0.09%(c)          0.40%         0.68%           0.76%(c)
Net expenses                                                      1.50%(c)          1.50%         1.50%           1.50%(c)
Net investment income (loss)(d)                                  (1.31)%(c)        (1.30)%       (1.14)%         (0.57)%(c)
Portfolio Turnover                                                  30%(b)            57%          160%            140%(b)
Net Assets, End of Period (000 omitted)                         $7,948           $ 6,507        $4,892          $2,905

                                                                   Small Cap Value/Perkins, Wolf, McDonnell Fund(1)
                                                         -------------------------------------------------------------------
                                                            For the Six
                                                           Months Ended          For the Year/Period Ended December 31,
                                                           June 30, 2003  --------------------------------------------------
                                                            (Unaudited)         2002              2001            2000
----------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                          $ 10.14          $ 12.07           $11.34           $10.00
Income from investment operations
Net investment income (loss)(d)                                  0.01(f)          0.03(f)          0.07(f)          0.27
Net realized and unrealized gain (loss) on investments           1.24            (1.85)            2.36             2.60
                                                              -------          -------           ------           ------
Total from investment operations                                 1.25            (1.82)            2.43             2.87
                                                              -------          -------           ------           ------
Less dividends and distributions:
Dividends from net investment income                                -                -            (1.32)           (1.53)
Distributions from net realized capital gains                       -            (0.11)           (0.38)               -
Distributions from capital                                          -                -                -                -
                                                              -------          -------           ------           ------
Total dividends and distributions                                   -            (0.11)           (1.70)           (1.53)
                                                              -------          -------           ------           ------
Net asset value, end of period                                $ 11.39          $ 10.14           $12.07           $11.34
                                                              =======          =======           ======           ======
Total Return(a)                                                 12.33%(b)       (15.18)%          21.28%           28.60%(b)
Ratios to Average Net Assets
Gross expenses                                                   1.76%(c)         1.99%            2.15%            2.43%(c)
Fees and expenses waived or borne by the Adviser or
 Distributor                                                     0.26%(c)         0.49%            0.65%            0.93%(c)
Net expenses                                                     1.50%(c)         1.50%            1.50%            1.50%(c)
Net investment income (loss)(d)                                  0.15%(c)         0.24%            0.58%            1.24%(c)
Portfolio Turnover                                                 18%(b)           42%              59%             102%(b)
Net Assets, End of Period (000 omitted)                       $17,341          $13,130           $6,226           $1,973

                                                                   International Blend/Bank of Ireland Fund(3)
                                                         --------------------------------------------------------------
                                                           For the Six
                                                           Months Ended      For the Year/Period Ended December 31,
                                                          June 30, 2003  ----------------------------------------------
                                                           (Unaudited)        2002          2001             2000
-----------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                          $ 5.95         $  7.42       $  9.37          $10.00
Income from investment operations
Net investment income(d)                                        0.07            0.04          0.04              (A)
Net realized and unrealized gain (loss) on investments          0.33           (1.47)        (1.94)          (0.44)
                                                              ------         -------       -------          ------
Total from investment operations                                0.40           (1.43)        (1.90)          (0.44)
                                                              ------         -------       -------          ------
Less dividends and distributions:
Dividends from net investment income                               -           (0.04)        (0.05)          (0.10)
Distributions from net realized capital gains                      -               -             -               -
Distributions from capital                                         -               -             -           (0.09)
                                                              ------         -------       -------          ------
Total dividends and distributions                                  -           (0.04)        (0.05)          (0.19)
                                                              ------         -------       -------          ------
Net asset value, end of period                                $ 6.35         $  5.95       $  7.42          $ 9.37
                                                              ======         =======       =======          ======
Total Return(a)                                                 6.72%(b)      (19.23)%      (20.29)%         (4.35)%(b)
Ratios to Average Net Assets
Gross expenses                                                  3.89%(c)        3.69%         3.05%           3.09%(c)
Fees and expenses waived or borne by the Adviser or
 Distributor                                                    2.39%(c)        2.19%         1.55%           1.59%(c)
Net expenses                                                    1.50%(c)        1.50%         1.50%           1.50%(c)
Net investment income(d)                                        2.52%(c)        0.61%         0.38%           0.24%(c)
Portfolio Turnover                                                 7%(b)          29%           12%             27%(b)
Net Assets, End of Period (000 omitted)                       $2,117         $ 1,892       $ 1,493          $1,371

                                                                          TimesSquare/Core Plus Bond Fund(2)
                                                         ------------------------------------------------------------------
                                                            For the Six
                                                           Months Ended         For the Year/Period Ended December 31,
                                                           June 30, 2003  -------------------------------------------------
                                                            (Unaudited)         2002            2001(e)           2000
---------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                           $10.12          $ 9.92           $10.27           $10.00
Income from investment operations
Net investment income(d)                                         0.27(f)         0.41(f)          0.54(f)          0.51
Net realized and unrealized gain (loss) on investments           0.32            0.39             0.28             0.45
                                                               ------          ------           ------           ------
Total from investment operations                                 0.59            0.80             0.82             0.96
                                                               ------          ------           ------           ------
Less dividends and distributions:
Dividends from net investment income                            (0.29)          (0.59)           (1.10)           (0.68)
Distributions from net realized capital gains                       -           (0.01)           (0.07)           (0.01)
Distributions from capital                                          -               -                -                -
                                                               ------          ------           ------           ------
Total dividends and distributions                               (0.29)          (0.60)           (1.17)           (0.69)
                                                               ------          ------           ------           ------
Net asset value, end of period                                 $10.42          $10.12           $ 9.92           $10.27
                                                               ======          ======           ======           ======
Total Return(a)                                                  5.86%(b)        8.38%            8.20%            9.79%(b)
Ratios to Average Net Assets
Gross expenses                                                   1.40%(c)        1.30%            1.30%            1.33%(c)
Fees and expenses waived or borne by the Adviser or
 Distributor                                                     0.45%(c)        0.35%            0.35%            0.38%(c)
Net expenses                                                     0.95%(c)        0.95%            0.95%            0.95%(c)
Net investment income(d)                                         5.33%(c)        4.26%            5.15%            6.24%(c)
Portfolio Turnover                                                118%(b)         396%             351%             310%(b)
Net Assets, End of Period (000 omitted)                        $3,023          $1,887           $  594           $  215

(1)  Commenced operations on January 20, 2000.
(2)  Commenced operations on January 21, 2000.
(3)  Commenced operations on January 24, 2000.
(A)  Less than $0.01 per share
(a) Had the Adviser or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(b)  Not annualized.
(c)  Annualized.
(d) Net investment income per share has been calculated in accordance with SEC requirements, unless otherwise noted, with the exception that end of the year accumulated undistributed/ (overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(e) The Fund was required to start amortizing premium and discount on all debt securities. The effect of this change on net investment income to per share was a decrease of $0.01 per share. The effect to the ratio of net investment income to average net assets was a decrease of 0.06%. Per share, ratios, and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in accounting principle.
(f)  Per share numbers have been calculated using average shares.


--
54   The Notes to Financial Statements are an integral part of these statements.

CIGNA Funds Group

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. Organization. CIGNA Funds Group, a Massachusetts business trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. At June 30, 2003 the Trust offered nine separate series. Information on eight of these series (referred to as the "Funds" or individually as the "Fund") is presented in this report, including: Balanced Fund (sub-advised by Wellington Management) ("Balanced Fund"), Large Cap Growth/Morgan Stanley Fund ("Large Cap Growth Fund"), Large Cap Value/John A. Levin & Co. Fund ("Large Cap Value Fund"), S&P 500 Index Fund, Small Cap Growth/TimesSquare Fund ("Small Cap Growth Fund"), Small Cap Value/Perkins, Wolf, McDonnell Fund ("Small Cap Value Fund") (formerly called the Small Cap Value/Berger(R) Fund), International Blend/ Bank of Ireland Fund ("International Blend Fund"), and TimesSquare Core Plus Bond Fund ("Core Plus Bond Fund"). The financial statements of Money Market Fund are presented in a separate report. The Trust offers three classes of shares in each Fund:
Institutional Class, Premier Class and Retail Class. Expenses of the Fund are borne pro rata by the holders of each Class of shares, except that each Class bears expenses unique to that Class (including any applicable shareholder servicing fee or distribution fee). Shares of each Class would receive their pro rata share of net assets of the Fund if the Fund were liquidated. In addition, the Trustees approve separate dividends on each Class of shares. The Premier Class Shares of the Funds have a shareholder servicing fee. The Retail Class Shares of the Funds (and Premier Class shares of the Core Plus Bond Fund) have a shareholder servicing fee and a distribution fee.

2. Significant Accounting Policies. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

     A. Security Valuation - Equity securities, including warrants, that are listed on a national securities exchange or part of the NASDAQ National Market System are valued at the last sale price (NASDAQ Official Closing Price ["NOCP"] for NASDAQ stocks) or, if there has been no sale that day, at the last bid price. Debt securities traded in the over-the-counter market, including listed securities whose primary markets are believed to be over-the-counter, are valued on the basis of valuations furnished by brokers trading in the securities or a pricing service, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term investments with remaining maturities of up to and including 60 days are valued at amortized cost, which approximates market. Short-term investments that mature in more than 60 days are valued at current market quotations. Other securities and assets of the Funds are appraised at fair value as determined in good faith by, or under the authority of, the Board of Trustees. If events occurring after the close of the principal market in which securities are traded (but before the close of regular trading on the NYSE) are believed to materially affect the value of those securities, such securities are valued at their fair value taking such events into account.

     B. Delayed Delivery Commitments - The Funds may enter into commitment agreements - i.e., TBA's - for the purchase of securities at an agreed-upon price on a specified future date. Since the delivery and payment for such securities can be scheduled to take place up to three months after the transaction date, they are subject to market fluctuations. The Funds do not begin to earn interest on such purchase commitments until settlement date. The Funds may sell a purchase commitment prior to settlement for the purpose of enhancing its total return. The Funds segregate assets with a market value equal to the amount of its purchase commitments. To the extent securities are segregated, they may not be available for sale or to meet redemptions. Delayed delivery commitments may increase a Fund's exposure to market fluctuations and may increase the possibility that a Fund may realize a short-term gain (subject to taxation) or loss if the Fund must engage in portfolio transactions in order to honor its commitments. Due to the longer settlement period, there may be an increased risk of failure of the other party to honor the transaction. The Funds record changes in market value of the securities underlying unsettled commitments in unrealized gains and losses. Gains and losses are realized upon sale of the commitment.


                                                                              --

CIGNA Funds Group

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued

     C. Foreign Currency Translations - Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis:

     (1) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

     (2) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

     The Funds do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

     Net realized and unrealized gains (losses) from foreign currency-related transactions include gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex-dividend and payment dates on dividends, interest, and foreign withholding taxes.

     D. Foreign Investments - The Funds may invest in securities of foreign countries and governments, which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risk (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include inadequate accounting controls, liquidity and valuation risks.

     E. Forward Currency Transactions - Certain Funds may enter into forward exchange contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. A Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     F. Futures Contracts - Certain Funds may enter into futures contracts. A Fund may use futures contracts for reasons such as managing its exposure to the markets or movements in interest rates and currency values. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or securities equal to the initial margin requirements. During the period a futures contract is open, changes in the value of a contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Daily variation margin payments are received or made, depending on whether there were unrealized gains or losses. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts include the risk that a change in the value of the contract may not correlate with the value of the underlying securities and the possibility of an illiquid market.

     G. High Yield Bonds - The Core Plus Bond Fund may invest in high yield bonds; i.e., fixed income securities rated below investment grade. While the market values of these securities tend to react less to fluctuations in interest rate levels than do those of investment-grade securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than investment-grade securities. In addition, these securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

     H. Repurchase Agreements - Certain Funds may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation, subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at


--
56

CIGNA Funds Group

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued

     an agreed-upon price and time. It is the Funds' policy that the market value of the collateral must be at least equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset any losses incurred.

     I. Swap Agreements - Certain Funds may enter into swap agreements for investment, liquidity, hedging and risk management purposes. For example, a Fund may enter into swap agreements to preserve a return on a particular investment or a portion of its portfolio and as a technique for managing duration (i.e., price sensitivity to changes in interest rates). Swaps involve the exchange of commitments to pay or receive - e.g., an exchange of floating rate payments for fixed rate payments and/or payments of the appreciation or depreciation of a security or an index. If forecasts of interest rates and other market factors, including those that may impact the indexes of the total return swaps, are incorrect, investment performance will differ compared to what performance would have been if these investment techniques were not used. Even if the forecasts are correct, there are risks that the positions may correlate imperfectly with the asset or liability being hedged, a liquid secondary market may not always exist, or the counterparty to a transaction may default.

     As of June 30, 2003, the Core Plus Bond Fund had the following outstanding swap agreements:

                  Spread                       Unrealized
  Notional        (Basis     Termination     Appreciation/
   Amount        Points)         Date        (Depreciation)
$250,000(1)         75        07/01/03           $   0
$300,000(1)       57.5        09/01/03              89
$ 80,000(1)         10        10/01/03             130
$790,000(2)         85        11/01/03            (261)
$ 30,000(2)          5        12/01/03              88

     (1) These swap agreements were with Bear Stearns as the Counterparty and the Total Returns were based on the Bear Stearns High Yield Index.

     (2) These swap agreements were with Lehman Brothers as the Counterparty and the Total Returns were based on the Lehman US High Yield Index.

     The terms of the agreement require the Fund to pay LIBOR (which is set monthly) plus the spread and to receive the monthly total return on the Index, both based on the notional amount. The Fund records the net amount receivable/payable on a daily basis. The net receivable/ payable is settled in cash monthly and recorded as net investment income.

     J. Security Transactions and Related Investment Income - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-date, and interest income is recorded on the accrual basis, which includes amortization of premium and accrual of discount, except that certain dividends from foreign securities are recorded as soon as the Funds are informed of the ex-dividend date. Securities gains and losses are determined on the basis of identified cost.

     K. Federal Taxes - For federal income tax purposes, each Fund in the Trust is taxed as a separate entity. It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no federal income or excise taxes on realized income or net capital gains have been accrued. Distributions reported in the Statements of Changes in Net Assets from net investment income, including short-term capital gains, and capital gains are treated as ordinary income and long-term capital gains, respectively, for federal income tax purposes.

     During 2002, each Fund had a Post-October Loss Deferral of:

Fund                              Post-October Loss
Balanced Fund                         $225,274
Large Cap Growth Fund                  129,868
Large Cap Value Fund                   324,703
S&P 500(R) Index Fund                  266,817
Small Cap Growth Fund                  358,686
Small Cap Value Fund                   135,784
International Blend Fund               108,990
Core Plus Bond Fund                     17,538

     Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following year.


                                                                              --

CIGNA Funds Group

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued

     L. Foreign Taxes on Dividends - Dividend income on the Statement of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: Balanced Fund, $359; Large Cap Value Fund, $1,590; and International Blend Fund, $22,133.

     M. Dividends and Distributions to Shareholders - Dividends from net investment income, if any, and distributions from net capital gains, to the extent such gains would otherwise be taxable to the Fund, are declared and distributed at least annually (net investment income is declared and distributed monthly for Core Plus Bond Fund).

     Dividends and distributions are recorded by the Fund on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatment for foreign securities, capital loss carryforwards, deferred losses due to wash sales, excise tax regulations and net operating losses. To the extent that such differences are permanent, a reclassification of the components of Net Assets may be required. As a result, at December 31, 2002 the following reclassifications were done:

     (In Thousands)

                                  Undistributed     Accumulated
                                (Overdistributed)       Net
                                       Net           Realized
                                    Investment         Gain       Paid-in
Fund                                  Income          (Loss)      Capital
Balanced Fund                         $ 18            $ (18)      $  --
Large Cap Growth Fund                    2               --          (2)
S&P 500(R) Index Fund                   (3)               4          (1)
Small Cap Growth Fund                  341               --        (341)
Small Cap Value Fund                   (23)              23          --
International Blend Fund               (19)              16           3
Core Plus Bond Fund                    884             (886)          2

     N. Multiclass Operations - Each Class offered by the Trust has equal rights as to net assets. Income, non-specific expenses, and realized and unrealized capital gains and losses are allocated to each Class of shares based on the relative net assets of each Class.

3. Investment Advisory Fees and Other Transactions with Affiliates. Investment advisory fees are paid or accrued to TimesSquare Capital Management, Inc. ("TimesSquare"), certain officers and directors of which are affiliated with the Fund. Such advisory fees are based on an annual rate for each Fund (see below) applied to the average daily net assets of the Fund. TimesSquare has contractually agreed to reimburse or bear any other expenses for each Fund for any amount by which expenses (including the advisory fee, but excluding interest, taxes, transaction costs incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) exceed, on an annual basis, certain percentages of average daily net assets until April 30, 2004 and thereafter, to the extent described in the Fund's then current prospectus. These percentages are as follows:

                                                Maximum Operating
                                                  Expense Ratio
                                        ---------------------------------
                             Advisory   Institutional   Premier    Retail
Fund                            Fee         Class        Class      Class
Balanced Fund                   0.75%        0.80%        1.00%      1.25%
Large Cap Growth Fund           0.80         0.80         1.00       1.25
Large Cap Value Fund            0.75         0.80         1.00       1.25
S&P 500(R) Index Fund           0.25         0.25         0.35       0.60
Small Cap Growth Fund           1.00         1.05         1.25       1.50
Small Cap Value Fund            1.00         1.05         1.25       1.50
International Blend Fund        1.00         1.05         1.25       1.50
Core Plus Bond Fund             0.60         0.45         0.85       0.95

TimesSquare retains the right to be repaid by a Fund if the Fund's expenses fall below the percentages specified above prior to the end of the fiscal year or within three years after TimesSquare waives advisory fees or reimburses a Fund's operating expenses. The following is a list of the Funds' remaining liability and respective dates of expiration:


--
58

CIGNA Funds Group

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued

(In Thousands)

                              Remaining   Expires   Expires   Expires   Expires
                             Contingent    during    during    during   during
Fund                          Liability     2003      2004      2005     2006
Balanced Fund                  $  365       $ 49      $116      $129     $ 71
  Institutional                   127         20        42        43       22
  Premier                         137         20        48        45       24
  Retail                          101          9        26        41       25
Large Cap Growth Fund             412         61       134       141       76
  Institutional                   129         24        48        39       18
  Premier                         153         26        55        48       24
  Retail                          130         11        31        54       34
Large Cap Value Fund              310         37        93       110       70
  Institutional                    91         15        32        28       16
  Premier                         123         17        40        42       24
  Retail                           96          5        21        40       30
S&P 500(R) Index Fund           1,018        168       361       323      166
  Institutional                   790        163       252       253      122
  Premier                          16          0         4         8        4
  Retail                          212          5       105        62       40
Small Cap Growth Fund             360         39       128       140       53
  Institutional                   224         21        64        97       42
  Premier                          83         12        41        22        8
  Retail                           53          6        23        21        3
Small Cap Value Fund              352         52       114       128       58
  Institutional                   119         22        43        34       20
  Premier                         133         23        47        44       19
  Retail                          100          7        24        50       19
International Blend Fund          536         85       147       202      102
  Institutional                   193         36        58        67       32
  Premier                         253         39        70        97       47
  Retail                           90         10        19        38       23
Core Plus Bond Fund             1,002        157       309       348      188
  Institutional                   984        157       307       341      179
  Premier                           7          0         1         3        3
  Retail                           11          0         1         4        6

The Balanced, Large Cap Growth, Large Cap Value, Small Cap Value and International Blend Funds use sub-advisers. Each sub-adviser has the responsibility for determining what investments shall be purchased, held, and sold for its particular Fund. TimesSquare is responsible for selecting and monitoring the performance of the sub-advisers, and for overall management of the business affairs of all of the Funds. TimesSquare has the ultimate responsibility to oversee the sub-advisers and recommend their hiring, termination, and replacement.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Funds may invest excess cash, up to 25% of each Fund's total assets, in the affiliated Money Market Fund (MMF) managed by TimesSquare. TimesSquare will waive the amount of its advisory fee for the Funds by an amount that offsets the amount of the advisory fees incurred in the affiliated Fund as a result of its investment in MMF. For the six months ended June 30, 2003, the advisory fees waived by TimesSquare were as follows:

(In Thousands)

Fund                           Fees Waived
Balanced Fund                     $ 1
Large Cap Growth Fund               1
Large Cap Value Fund                2
S&P 500(R) Index Fund              31
Small Cap Growth Fund              19
Small Cap Value Fund               12
International Blend Fund           (a)
Core Plus Bond Fund                17

(a)  Less than $1.

Income distributions from the MMF for the six months ended June 30, 2003, are included as dividend income in the Statement of Operations as follows:

(In Thousands)

Fund                           Amount
Balanced Fund                   $ 3
Large Cap Growth Fund             1
Large Cap Value Fund              5
S&P 500(R) Index Fund            77
Small Cap Growth Fund            47
Small Cap Value Fund             30
International Blend Fund          1
Core Plus Bond Fund              42


                                                                              --

CIGNA Funds Group

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued

For administrative services, the Funds reimburse TimesSquare for a portion of the compensation and related expenses of the Trust's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. For the six months ended June 30, 2003, the Funds paid or accrued $143,235. (The amount incurred by each Fund may be found in the Statement of Operations.)

With respect to Retail Class shares (and also the Premier Class of Core Plus Bond Fund), the Funds have adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, which requires the payment of an annual rate of 0.25%, applied to the average daily net assets of each class (0.15% for the Premier Class of Core Plus Bond Fund), to CIGNA Financial Services, Inc. ("CFS"), the Funds' distributor. The distribution fees received from the 12b-1 plan are used for services provided to the Retail Class (and also the Premier Class of Core Plus Bond Fund) and expenses primarily intended to result in the sale of such shares. Premier and Retail Class shares are also subject to a shareholder servicing fee payable to CFS equal to 0.20% annually (0.25% for International Blend Fund and Core Plus Bond Fund) applied to the average daily net assets of each class. The shareholder servicing and distribution fees will be waived as necessary to limit Premier and Retail Class expenses, as a percentage of average daily net assets, to the amounts described above until April 30, 2004 and thereafter, to the extent described in the Fund's then current prospectus.

TimesSquare and CFS are indirect, wholly-owned subsidiaries of CIGNA
Corporation.

At June 30, 2003, Life Insurance Company of North America, an indirect wholly-owned subsidiary of CIGNA Corporation, had investments in the Funds as follows:

(In Thousands)

Fund                        Shares
Balanced Fund                1,080      68%
Large Cap Growth Fund          900      46
Large Cap Value Fund           968      40
Small Cap Growth Fund          912       5
Small Cap Value Fund           745      13
International Blend Fund     1,041      70

(a)  Less than 1%.

4. Trustees' Fees. Trustees' fees represent remuneration paid or accrued to trustees who are not employees of CIGNA Corporation or any of its affiliates. Trustees may elect to defer all or a portion of their fees, which are invested in mutual fund shares in accordance with a deferred compensation plan.

5. Purchases and Sales of Securities. Purchases and sales of securities, excluding short-term obligations, for the six months ended June 30, 2003, were as follows (amounts in thousands):

(In Thousands)

                           U.S.
                     Government/Agency             All Other
                  -----------------------   -----------------------
Fund               Purchases      Sales      Purchases      Sales
Balanced Fund       $ 2,636      $ 2,455     $  1,639      $ 1,307

Large Cap
Growth Fund             154          563        8,387        7,412

Large Cap
Value Fund               --           --        9,641        7,480

S&P 500(R)
Index Fund               13           --        1,447          966

Small Cap
Growth Fund              --           --      113,948       31,597

Small Cap
Value Fund               --           --       25,038        6,900

International
Blend Fund               --           --          763          575

Core Plus
Bond Fund            73,063       97,710       19,128       48,031

6. In-Kind Transactions. During the six months ended June 30, 2003, the Core Plus Fixed Income Fund incurred realized gains of $2,840,654 associated with in-kind redemptions on June 10, 2003.

7. Capital Stock. Each Fund is a separate series of the Trust, which offers an unlimited number of shares of beneficial interest, without par value. Changes in capital shares were as follows (shares and amounts in thousands):


--
60

CIGNA Funds Group

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued

(In Thousands)

                                              Balanced Fund            Large Cap Growth Fund
                                       ---------------------------- ----------------------------
                                        For the Six   For the Year   For the Six   For the Year
                                           Months         Ended         Months         Ended
                                           Ended      December 31,      Ended      December 31,
                                          June 30,        2002         June 30,        2002
                                            2003        (Audited)        2003        (Audited)
------------------------------------------------------------------------------------------------
CAPITAL SHARES TRANSACTED:
Institutional Class
Shares sold                                  1              -             10             35
Shares issued to shareholders in
 connection with the reinvestment of
 dividends and distributions                 -             13              -              -
                                           ---            ---           ----            ---
                                             1             13             10             35
Shares redeemed                              -              -             (6)           (16)
                                           ---            ---           ----            ---
Net change                                   1             13              4             19
                                           ---            ---           ----            ---

Premier Class
Shares sold                                 20             25             63             92
Shares issued to shareholders in
 connection with the reinvestment of
 dividends and distributions                 -             14              -              -
                                           ---            ---           ----            ---
                                            20             39             63             92
Shares redeemed                             (6)            (6)           (26)           (43)
                                           ---            ---           ----            ---
Net change                                  14             33             37             49
                                           ---            ---           ----            ---

Retail Class
Shares sold                                 57            229            269            501
Shares issued to shareholders in
 connection with the reinvestment of
 dividends and distributions                 -             13              -              -
                                           ---            ---           ----            ---
                                            57            242            269            501
Shares redeemed                            (40)           (65)          (222)          (109)
                                           ---            ---           ----            ---
Net change                                  17            177             47            392
                                           ---            ---           ----            ---
Total net increase (decrease) in Fund
 shares                                     32            223             88            460
                                           ===            ===           ====            ===

                                           Large Cap Value Fund      S&P 500(R) Index Fund
                                       ---------------------------- ---------------------------
                                        For the Six   For the Year   For the Six   For the Year
                                           Months         Ended         Months        Ended
                                           Ended      December 31,      Ended      December 31,
                                          June 30,        2002         June 30,        2002
                                            2003        (Audited)        2003       (Audited)
-----------------------------------------------------------------------------------------------
CAPITAL SHARES TRANSACTED:
Institutional Class
Shares sold                                   7            34               20          72
Shares issued to shareholders in
 connection with the reinvestment of
 dividends and distributions                  -             5                -         343
                                           ----          ----           ------        -----
                                              7            39               20         415
Shares redeemed                              (A)           (9)          (2,616)          (1)
                                           ----          ----           ------        -----
Net change                                    7            30           (2,596)        414
                                              -          ----           ------        -----

Premier Class
Shares sold                                  63           212              190         259
Shares issued to shareholders in
 connection with the reinvestment of
 dividends and distributions                  -             6                -           6
                                           ----          ----           ------        -----
                                             63           218              190         265
Shares redeemed                             (53)          (89)             (85)       (159)
                                            ---          ----           ------        -----
Net change                                   10           129              105         106
                                            ---          ----           ------        -----

Retail Class
Shares sold                                 437           571            1,490        2,362
Shares issued to shareholders in
 connection with the reinvestment of
 dividends and distributions                  -             6                -          49
                                           ----          ----           ------        -----
                                            437           577            1,490        2,411
Shares redeemed                            (209)         (135)            (455)        (765)
                                           ----          ----           ------        -----
Net change                                  228           442            1,035        1,646
                                           ----          ----           ------        -----
Total net increase (decrease) in Fund
 shares                                     245           601           (1,456)       2,166
                                           ====          ====           ======        =====

(A)  Less than 1.


                                                                              --

CIGNA Funds Group

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued

(In Thousands)

                                         Small Cap Growth Fund         Small Cap Value Fund
                                      ---------------------------- ----------------------------
                                       For the Six   For the Year   For the Six   For the Year
                                          Months         Ended         Months         Ended
                                          Ended      December 31,      Ended      December 31,
                                         June 30,        2002         June 30,        2002
                                           2003        (Audited)        2003        (Audited)
-----------------------------------------------------------------------------------------------
CAPITAL SHARES TRANSACTED:
Institutional Class
Shares sold                               8,762         5,485          1,967           569
Shares issued to shareholders in
 connection with the reinvestment of
 dividends and distributions                  -             -              -            13
                                         ------         -----          -----         -----
                                          8,762         5,485          1,967           582
Shares redeemed                            (167)          (89)          (220)           (1)
                                         ------         -----          -----         -----
Net change                                8,595         5,396          1,747           581
                                         ------         -----          -----         -----

Premier Class
Shares sold                               2,491            70            656           447
Shares issued to shareholders in
 connection with the reinvestment of
 dividends and distributions                  -             -              -            12
                                         ------         -----          -----         -----
                                          2,491            70            656           459
Shares redeemed                            (150)          (34)          (437)          (56)
                                         ------         -----          -----         -----
Net change                                2,341            36            219           403
                                         ------         -----          -----         -----

Retail Class
Shares sold                                 237           487            533           957
Shares issued to shareholders in
 connection with the reinvestment of
 dividends and distributions                  -             -              -            14
                                         ------         -----          -----         -----
                                            237           487            533           971
Shares redeemed                            (192)         (174)          (305)         (192)
                                         ------         -----          -----         -----
Net change                                   45           313            228           779
                                         ------         -----          -----         -----
Total net increase in Fund shares        10,981         5,745          2,194         1,763
                                         ======         =====          =====         =====

                                        International Blend Fund       Core Plus Bond Fund
                                      ---------------------------- ---------------------------
                                       For the Six   For the Year   For the Six   For the Year
                                          Months         Ended         Months        Ended
                                          Ended      December 31,      Ended      December 31,
                                         June 30,        2002         June 30,        2002
                                           2003        (Audited)        2003       (Audited)
----------------------------------------------------------------------------------------------
CAPITAL SHARES TRANSACTED:
Institutional Class
Shares sold                                 3             207           4,938          419
Shares issued to shareholders in
 connection with the reinvestment of
 dividends and distributions                -               6             247          604
                                          ---             ---         -------        -----
                                            3             213           5,185        1,023
Shares redeemed                            (A)           (202)        (11,373)        (165)
                                          ---            ----         -------        -----
Net change                                  3              11          (6,188)         858
                                          ---            ----         -------        -----
Premier Class
Shares sold                                23             103              18           89
Shares issued to shareholders in
 connection with the reinvestment of
 dividends and distributions                -               6               3            5
                                          ---            ----         -------        -----
                                           23             109              21           94
Shares redeemed                           (23)            (69)            (18)         (23)
                                          ---            ----         -------        -----
Net change                                  -              40               3           71
                                          ---            ----         -------        -----
Retail Class
Shares sold                                64             360             262          327
Shares issued to shareholders in
 connection with the reinvestment of
 dividends and distributions                -               2               8            6
                                          ---            ----         -------        -----
                                           64             362             270          333
Shares redeemed                           (48)           (245)           (166)        (207)
                                          ---            ----         -------        -----
Net change                                 16             117             104          126
                                          ---            ----         -------        -----
Total net increase in Fund shares          19             168          (6,081)       1,055
                                          ===            ====         =======        =====

(A)  Less than 1.


--
62

CIGNA Funds Group
(Unaudited)



Trustees

Russell H. Jones
Senior Vice President,
Chief Investment Officer,
and Treasurer,
Kaman Corporation

Richard H. Forde
Managing Director, CIGNA
Retirement & Investment
Services and
TimesSquare Capital
Management, Inc.

Paul J. McDonald
Special Advisor to the Board of
Directors, Friendly Ice Cream
Corporation

Marnie Wagstaff Mueller
Diocesan Consultant, Episcopal
Diocese of Connecticut

Officers

Richard H. Forde
Chairman of the Board
and President

Alfred A. Bingham III
Vice President and Treasurer


Jeffrey S. Winer
Vice President and Secretary

--------------------------------------------------------------------------------
CIGNA Funds Group Funds are open-end, diversified management investment companies. The investment adviser is TimesSquare Capital Management, Inc., 280 Trumbull Street, Hartford, Connecticut 06103. The Funds are distributed by CIGNA Financial Services, Inc., P.O. Box 150476, Hartford, Connecticut 06115-0476 (Telephone: 1.888.CIGNA.FS or 1.888.244.6237).
--------------------------------------------------------------------------------


                                                                              --

                       THIS PAGE INTENTIONALLY LEFT BLANK

[LOGO] CIGNA Financial Services

P.O. Box 150476
Hartford, CT 06115-0476
www.cigna.com

Member NASD/SIPC                                                          545900

CIGNA Funds Group

                                      Money
                                     Market
                                       Fund

                                                              Semi Annual Report
                                                                   June 30, 2003
--------------------------------------------------------------------------------
[LOGO]
CIGNA Financial Services

Dear Shareholders:

We are pleased to provide this report for CIGNA Funds Group Money Market Fund (the "Fund") covering the six months ended June 30, 2003.

MARKET ENVIRONMENT

The Federal Reserve (Fed) met four times during the first half of 2003, but waited until the fourth meeting to cut interest rates. At the June 25 Open Market Committee meeting, the Fed cut the federal funds rate by 25 basis points to a 45-year low of 1%. This was the thirteenth interest rate cut since the easing cycle began in January 2001. The Fed statement noted recent firming in spending as well as a stabilization in labor and "markedly improved financial conditions."

PORTFOLIO COMPOSITION AND PERFORMANCE

On June 30, 2003, the portfolio contained: top-tier domestic commercial paper, 52%; top-tier foreign commercial paper, 22%; and U.S. Government and Agencies, 26%. The Fund is well diversified.

Total returns for the six months ended June 30, 2003 were:

Retail Class                        0.19%
Premier Class                       0.31
Institutional Class                 0.44
Lipper Money Market Funds Average   0.26
3-month U.S. Treasury Bill          0.59

As of June 30, 2003, the Fund's weighted average portfolio maturity was 45 days, and the annualized 7-day yield for each class was:

Retail Class                        0.21%
Premier Class                       0.46
Institutional Class                 0.71


                                                                               -

OUTLOOK

Economists expect stimulus from low interest rates and tax cuts to help spur growth in the latter part of the year. Manufacturing is starting to show signs of strength. The Fed has openly signaled its willingness to support growth, and the markets are focused on trying to find strength in the economy.

Sincerely,

/s/ Richard H. Forde

Richard H. Forde
Chairman of the Board and President
CIGNA Funds Group Money Market Fund

Note: This commentary is not part of the Semiannual Report to Shareholders.


-
2

Money Market Fund

INVESTMENTS IN SECURITIES
JUNE 30, 2003 (Unaudited)


(IN THOUSANDS)                                   PRINCIPAL         VALUE
------------------------------------------------------------------------
COMMERCIAL PAPER - 73.7%
Domestic - 51.8%
American Express Credit Corp.,
  0.75%, 7/1/03                                   $ 1,475        $  1,475
  1.00%, 7/2/03                                    11,506          11,506
  0.87%, 7/3/03                                     9,938           9,938
Bellsouth Corp., 1.04%, 7/1/03                     21,000          21,000
ChevronTexaco Corp.,
  1.04%, 7/1/03                                     9,000           9,000
  0.90%, 7/9/03                                    10,678          10,676
Citicorp, 1.02%, 7/2/03                            11,905          11,905
Coca Cola Co.,
  0.99%, 7/11/03                                    9,362           9,359
  1.05%, 7/11/03                                   11,253          11,250
Colgate Palmolive Co., 1.00%, 7/28/03               9,023           9,016
Corporate Asset Funding Co., 1.22%, 7/2/03         10,000          10,000
du Pont (E.I.) de Nemours & Co., 1.03%, 7/7/03     16,052          16,049
Exxon Project Investment Corp., 1.00%, 7/8/03       7,130           7,129
Fortune Brands, Inc.,
  1.22%, 7/8/03                                     9,942           9,940
  1.20%, 7/15/03                                   12,000          11,994
General Electric Capital Corp.,
  1.05%, 7/1/03                                    11,763          11,763
  1.11%, 1/28/04 (a)                                7,500           7,502
Kimberly Clark Worldwide, Inc., 1.02%, 7/17/03      8,000           7,996
Merck & Co.,
  0.95%, 7/9/03                                       970             970
  1.18%, 7/9/03                                     7,952           7,950
  1.06%, 7/10/03                                    5,025           5,024

The Notes to Financial Statements are an integral part of these statements.


                                                                               -

Money Market Fund

INVESTMENTS IN SECURITIES continued
JUNE 30, 2003 (Unaudited)

(IN THOUSANDS)                                PRINCIPAL         VALUE
---------------------------------------------------------------------
COMMERCIAL PAPER continued
Domestic continued
Morgan Stanley Dean Witter Co.,
  1.02%, 7/3/03                                $ 9,557        $  9,556
Nestle Capital Corp., 1.19%, 7/8/03             10,000           9,998
Paccar Financial Corp., 0.92%, 7/24/03           8,012           8,007
Pfizer, Inc., 0.93%, 8/1/03                      5,023           5,019
Procter & Gamble Co., 1.00%, 7/29/03            15,000          14,988
State Street Corp.,
  1.00%, 7/1/03                                 10,000          10,000
  0.90%, 7/14/03                                10,300          10,297
Wells Fargo Bank NA, 1.12%, 1/14/04 (a)          5,000           5,000
Wells Fargo & Co., 1.01%, 7/2/03                15,081          15,081
Windmill Funding Corp., 1.10%, 7/14/03          13,010          13,005
                                                              --------
                                                               302,393
                                                              --------
Foreign - 21.9%
ANZ (Delaware), Inc., 1.21%, 7/7/03             15,000          14,997
BASF AG, 0.95%, 7/21/03                         19,500          19,490
Diageo Capital PLC, 1.04%, 7/15/03              20,000          19,992
National Australia Funding (Delaware), Inc.,
  1.04%, 7/10/03                                20,000          19,995
Rabobank Nederland NV,
  1.22%, 7/2/03                                 11,265          11,265
  1.06%, 7/9/03                                 10,000           9,998
Shell Finance PLC, 0.93%, 7/14/03               10,000           9,997
UBS Finance (Delaware), Inc., 1.31%, 7/1/03     22,000          22,000
                                                              --------
                                                               127,734
                                                              --------
Total Commercial Paper                                         430,127
                                                              --------

The Notes to Financial Statements are an integral part of these statements.


-
4

Money Market Fund

INVESTMENTS IN SECURITIES continued
JUNE 30, 2003 (Unaudited)

(IN THOUSANDS)                  PRINCIPAL        VALUE
-------------------------------------------------------
U.S. GOVERNMENT & AGENCIES - 26.1%
Fannie Mae,
  0.96%, 7/9/03                 $ 3,046         $ 3,045
  0.90%, 8/27/03                  3,000           2,996
  0.90%, 10/15/03                 2,550           2,543
  0.90%, 10/29/03                 3,182           3,172
  4.75%, 11/14/03                 5,000           5,059
  3.13%, 11/15/03                 5,000           5,030
  1.32%, 1/9/04                   2,500           2,482
  1.08%, 3/5/04                   2,500           2,481
  1.08%, 4/2/04                   6,000           5,950
  0.89%, 5/27/04 (a)             12,500          12,494
Federal Farm Credit Bank,
  3.13%, 10/1/03                  4,500           4,516
  0.95%, 3/24/05 (a)             15,000          14,997
  1.00%, 6/23/05 (a)              2,500           2,500
Federal Home Loan Bank,
  5.60%, 9/2/03                   2,500           2,517
  3.18%, 12/3/03                  6,000           6,039
  5.38%, 1/5/04                   2,460           2,508
  1.35%, 3/30/04                  5,000           5,000
  1.25%, 4/15/04                  2,500           2,499
  1.08%, 4/19/04                  4,672           4,631
Freddie Mac,
  3.40%, 10/1/03                  2,500           2,510
  3.18%, 10/24/03                 3,515           3,530
  1.08%, 11/21/03                 6,000           5,974
  1.25%, 12/4/03                  2,500           2,486
  1.29%, 12/4/03                  2,500           2,486

The Notes to Financial Statements are an integral part of these statements.


                                                                               -

Money Market Fund

INVESTMENTS IN SECURITIES continued
JUNE 30, 2003 (Unaudited)

(IN THOUSANDS)                                   PRINCIPAL        VALUE
------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCIES continued
  1.08%, 1/15/04                                  $ 8,000       $  7,952
  5.00%, 1/15/04                                    5,000          5,092
  1.29%, 1/29/04                                    2,500          2,481
  5.25%, 2/15/04                                    5,000          5,115
  1.28%, 3/25/04                                    2,500          2,476
Sallie Mae,
  2.60%, 7/2/03                                     4,500          4,500
  2.25%, 7/2/03                                     5,000          5,000
  1.21%, 7/16/03 (a)                                5,000          5,000
  0.91%, 12/18/03 (a)                               2,000          2,000
  4.75%, 4/23/04                                    5,500          5,651
                                                                --------
Total U.S. Government & Agencies                                 152,712
                                                                --------
TOTAL INVESTMENTS IN SECURITIES - 99.8%
  (Total Cost - $582,839) (b)                                    582,839
Cash and Other Assets Less Liabilities - 0.2%                      1,450
                                                                --------
NET ASSETS - 100.0%                                             $584,289
                                                                ========

NOTES TO INVESTMENTS IN SECURITIES
(a) Variable rate security. Rate is as of June 30, 2002.
    Tax Information
(b) At June 30, 2002, the cost for federal income tax purposes was equal to book cost.

The Notes to Financial Statements are an integral part of these statements.


-
6

Money Market Fund

INVESTMENTS IN SECURITIES continued
JUNE 30, 2003 (Unaudited)

-----------------------------------------------------------

-----------------------------------------------------------
  Ten Largest Positions (Unaudited)
  June 30, 2003

                                      Market        % of
                                       Value        Net
                                       (000)       Assets
-----------------------------------------------------------
  Fannie Mae                        $45,252          7.7%
  Freddie Mac                        40,102          6.9
  Federal Home Loan Bank             23,194          4.0
  American Express Credit Corp.      22,919          3.9
  Sallie Mae                         22,151          3.8
  Federal Farm Credit Bank           22,013          3.8
  UBS Finance (Delaware), Inc.       22,000          3.8
  Fortune Brands, Inc.               21,934          3.8
  Rabobank Nederland NV,             21,263          3.6
  Bellsouth Corp.                    21,000          3.6

-----------------------------------------------------------

The Notes to Financial Statements are an integral part of these statements.


                                                                               -

Money Market Fund

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2003 (Unaudited)

                                                  (IN THOUSANDS)
----------------------------------------------------------------
Assets:
Investments in securities at value                      $582,839
Cash                                                       1,450
Interest receivable                                          694
Investment for Trustees' deferred compensation plan           17
Prepaid expenses                                              13
                                                        --------
  Total assets                                           585,013
                                                        --------
Liabilities:
Shareholder servicing and distribution fees payable
 to Distributor                                              454
Investment advisory fees payable                             135
Administrative services fees payable                          37
Shareholder reports                                           36
Custodian fees payable                                        25
Deferred Tusteees' fees payable                               17
Audit and legal fees payable                                   9
Other                                                         11
                                                        --------
  Total liabilities                                          724
                                                        --------
Net Assets                                              $584,289
                                                        ========
Institutional Class                                     $228,024
Premier Class                                                672
Retail Class                                             355,593
                                                        --------
                                                        $584,289
                                                        ========
Shares Outstanding
Institutional Class ($1.00 net asset value per share)    228,026
                                                        ========
Premier Class ($1.00 net asset value per share)              672
                                                        ========
Retail Class ($1.00 net asset value per share)           355,596
                                                        ========
Components of Net Assets:
Paid-in capital                                         $584,289
                                                        ========
Net Assets                                              $584,289
                                                        ========

The Notes to Financial Statements are an integral part of these statements.


-
8

Money Market Fund

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2003 (Unaudited)

                                                  (IN THOUSANDS)
----------------------------------------------------------------
Investment Income:
 Interest                                              $3,685
Expenses:
 Investment advisory fees                                 971
 Distribution fees
    Retail Class                                          453
 Shareholder servicing fees
    Premier                                                 1
    Retail                                                453
 Administrative services fees                             106
 Custodian fees                                            70
 Shareholder reports                                       40
 Audit and legal fees                                      20
 Registration fees                                         16
 Trustees' fees                                             8
 Other                                                     18
                                                       ------
 Net expenses                                           2,156
                                                       ------
Net Investment Income                                   1,529
                                                       ------
Realized and Unrealized Gain on
 Investments:
 Net realized gain from security transactions              --
                                                       ------
Net Realized and Unrealized Gain
 on Investments                                            --
                                                       ------
Net Increase in Net Assets Resulting
 From Operations                                       $1,529
                                                       ======

The Notes to Financial Statements are an integral part of these statements.


                                                                               -

Money Market Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                         For the Six         For the
                                                         Months Ended       Year Ended
                                                        June 30, 2003      December 31,
(IN THOUSANDS)                                           (Unaudited)            2002
-----------------------------------------------------------------------------------------
Operations:
Net investment income                                   $     1,529         $     5,103
Net realized gain from securities transactions                   --                   4
                                                        -----------         -----------
Net increase in net assets from operations                    1,529               5,107
                                                        -----------         -----------
Dividends from Net Investment
 Income:
 Institutional Class                                           (842)             (2,328)
 Premier Class                                                   (1)                 (3)
 Retail Class                                                  (686)             (2,739)
                                                        -----------         -----------
Total dividends and distributions to shareholders            (1,529)             (5,070)
                                                        -----------         -----------
Capital Share Transactions:
Institutional Class
Net proceeds from sales of shares                         1,183,938           2,193,367
Net asset value of shares issued to shareholders
  in reinvestment of dividends and distributions              1,001               2,463
                                                        -----------         -----------
                                                          1,184,939           2,195,830
Cost of shares redeemed                                  (1,146,817)         (2,190,006)
                                                        -----------         -----------
                                                             38,122               5,824
                                                        -----------         -----------
Premier Class
Net proceeds from sales of shares                               713                 464
Net asset value of shares issued to shareholders
  in reinvestment of dividends and distributions                  1                   3
                                                        -----------         -----------
                                                                714                 467
Cost of shares redeemed                                        (225)               (492)
                                                        -----------         -----------
                                                                489                 (25)
                                                        -----------         -----------
Retail Class
Net proceeds from sales of shares                            48,377             133,881
Net asset value of shares issued to shareholders
  in reinvestment of dividends and distributions                832               2,899
                                                        -----------         -----------
                                                             49,209             136,780
Cost of shares redeemed                                     (53,504)            (68,290)
                                                        -----------         -----------
                                                             (4,295)             68,490
                                                        -----------         -----------
Net increase from Fund share transactions                    34,316              74,289
                                                        -----------         -----------
Net Increase in Net Assets                                   34,316              74,326
Net Assets:
Beginning of period                                         549,973             475,647
                                                        -----------         -----------
End of period                                           $   584,289         $   549,973
                                                        ===========         ===========

The Notes to Financial Statements are an integral part of these statements.


--
10

Money Market Fund

STATEMENTS OF CHANGES IN NET ASSETS continued

                                                   For the Six         For the
                                                   Months Ended       Year Ended
                                                  June 30, 2003      December 31,
(IN THOUSANDS)                                     (Unaudited)          2002
---------------------------------------------------------------------------------
TRANSACTIONS IN CAPITAL STOCK
Institutional Class
Shares sold                                         1,183,938         2,193,367
Shares issued in reinvestment of dividends and
  distributions                                         1,001             2,463
                                                    ---------         ---------
                                                    1,184,939         2,195,830
Shares redeemed                                    (1,146,817)       (2,190,006)
                                                   ----------        ----------
Net increase (decrease) in Institutional shares
  outstanding                                          38,122             5,824
                                                   ----------        ----------
Premier Class
Shares sold                                               713               464
Shares issued in reinvestment of dividends and
  distributions                                             1                 3
                                                   ----------        ----------
                                                          714               467
Shares redeemed                                          (225)             (492)
                                                   ----------        ----------
Net increase in Premier shares outstanding                489               (25)
                                                   ----------        ----------
Retail Class
Shares sold                                            48,377           133,881
Shares issued in reinvestment of dividends and
  distributions                                           832             2,899
                                                   ----------        ----------
                                                       49,209           136,780
Shares redeemed                                       (53,504)          (68,290)
                                                   ----------        ----------
Net increase in Retail shares outstanding              (4,295)           68,490
                                                   ----------        ----------
Total net increase in Fund shares                      34,316            74,289
                                                   ==========        ==========

The Notes to Financial Statements are an integral part of these statements.


                                                                              --

Money Market Fund

FINANCIAL HIGHLIGHTS

                                                                 INSTITUTIONAL CLASS
--------------------------------------------------------------------------------------------------
                                                      For the Six
                                                     Months Ended  For the Year Ended December 31,
                                                     June 30, 2003 -------------------------------
                                                      (Unaudited)      2002           2001
--------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                 $   1.00       $   1.00       $   1.00
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                      (a)          0.01           0.04
 Net realized and unrealized gain on securities             --             (a)            (a)
                                                      --------       --------       --------
 Total from investment operations                           --           0.01           0.04
                                                      --------       --------       --------
LESS DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income                       (a)         (0.01)         (0.04)
 Distributions from capital gains                           --             --             --
                                                      --------       --------       --------
 Total dividends and distributions                          --          (0.01)         (0.04)
                                                      --------       --------       --------
 Net asset value, end of period                       $   1.00       $   1.00       $   1.00
                                                      ========       ========       ========
 Total Return                                             0.44%(c)       1.36%          3.81%(b)
Ratios to Average Net Assets
 Gross expenses                                           0.45%(d)       0.45%          0.49%
 Fees and expenses waived or borne by the Adviser         0.00%          0.00%          0.04%
 Net expenses                                             0.45%(d)       0.45%          0.45%
 Net investment income                                    0.88%(d)       1.36%          3.62%
 Net assets, end of period (000 omitted)              $228,024       $189,902       $184,060

                                                                  INSTITUTIONAL CLASS
                                                    -----------------------------------------------
                                                            For the Year Ended December 31,
                                                    -----------------------------------------------
                                                        2000            1999            1998
                                                    --------------- --------------- ---------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                 $   1.00        $   1.00        $   1.00
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                    0.06            0.05            0.05
 Net realized and unrealized gain on securities             (a)             (a)             --
                                                      --------        --------        --------
 Total from investment operations                         0.06            0.05            0.05
                                                      --------        --------        --------
LESS DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income                    (0.06)          (0.05)          (0.05)
 Distributions from capital gains                           (a)             (a)             --
                                                      --------        --------        --------
 Total dividends and distributions                       (0.06)          (0.05)          (0.05)
                                                      --------        --------        --------
 Net asset value, end of period                       $   1.00        $   1.00        $   1.00
                                                      ========        ========        ========
 Total Return                                             6.12%(b)        4.87%(b)        5.18%(b)
Ratios to Average Net Assets
 Gross expenses                                           0.47%           0.52%           0.47%
 Fees and expenses waived or borne by the Adviser         0.02%           0.07%           0.02%
 Net expenses                                             0.45%           0.45%           0.45%
 Net investment income                                    5.94%           4.76%           5.06%
 Net assets, end of period (000 omitted)              $159,446        $178,234        $229,619

(a) Amount less than $0.01 per share
(b) Had the Adviser not waived or reimbursed a portion of the expenses, total return would have been reduced.
(c) Not annualized.
(d) Annualized.


--                                                                            --
12                                                                            13

Money Market Fund

FINANCIAL HIGHLIGHTS continued

                                                                  PREMIER CLASS(1)
-----------------------------------------------------------------------------------------------------------------
                                                          For the Six
                                                         Months Ended     For the Year/Period Ended December 31,
                                                         June 30, 2003   ----------------------------------------
                                                          (Unaudited)        2002        2001            2000
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                     $   1.00         $  1.00     $   1.00       $     1.00
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                          (a)           0.01         0.03             0.05
 Net realized and unrealized gain on securities                 --              (a)          (a)              (a)
                                                          --------         -------     --------       ----------
 Total from investment operations                               --            0.01         0.03             0.05
                                                          --------         -------     --------       ----------
LESS DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income                           (a)          (0.01)       (0.03)           (0.05)
 Distributions from capital gains                               --              --           --               (a)
                                                          --------         -------     --------       -------------
 Total dividends and distributions                              --           (0.01)       (0.03)           (0.05)
                                                          --------         -------     --------       ----------
 Net asset value, end of period                           $   1.00         $  1.00     $   1.00       $     1.00
                                                          ========         =======     ========       ==========
 Total Return                                                 0.31%(c)        1.12%        3.55%(b)         5.50%(b)(c)
 Ratios to Average Net Assets
 Gross expenses                                               0.70%(d)        0.70%        0.73%            0.72%(d)
 Fees and expenses waived or borne by the Adviser             0.00%           0.00%        0.03%            0.02%(d)
 Net expenses                                                 0.70%(d)        0.70%        0.70%            0.70%(d)
 Net investment income                                        0.61%(d)        1.13%        3.22%            5.69%(d)
 Net assets, end of period (000 omitted)                  $    672         $   183     $    207       $      105

(1) Commenced operations on January 26, 2000.
(a) Amount less than $0.01 per share.
(b) Had the Adviser not waived or reimbursed a portion of the expenses, total return would have been reduced.
(c) Not annualized.
(d) Annualized.


--                                                                            --
14                                                                            15

Money Market Fund

FINANCIAL HIGHLIGHTS continued

                                                                                 RETAIL CLASS(1)
-------------------------------------------------------------------------------------------------------------------------
                                                       For the Six
                                                      Months Ended               For the Year/Period Ended December 31,
                                                      June 30, 2003  ----------------------------------------------------
                                                       (Unaudited)      2002        2001           2000           1999
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                  $   1.00       $   1.00    $   1.00       $   1.00       $   1.00
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                       (a)          0.01        0.03           0.05           0.03
 Net realized and unrealized gain on securities              --             (a)         (a)            (a)            (a)
                                                       --------       --------    --------       --------       --------
 Total from investment operations                            --           0.01        0.03           0.05           0.03
                                                       --------       --------    --------       --------       --------
LESS DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income                        (a)         (0.01)      (0.03)         (0.05)         (0.03)
 Distributions from capital gains                            --             --          --             (a)            (a)
                                                       --------       --------    --------       --------       --------
 Total dividends and distributions                           --          (0.01)      (0.03)         (0.05)         (0.03)
                                                       --------       --------    --------       --------       --------
 Net asset value, end of period                        $   1.00       $   1.00    $   1.00       $   1.00       $   1.00
                                                       ========       ========    ========       ========       ========
 Total Return                                              0.19%(c)       0.87%       3.29%(b)       5.60%(b)       2.97%(b)(c)
 Ratios to Average Net Assets
 Gross expenses                                            0.95%(d)       0.95%       0.98%          0.97%          1.00%(d)
 Fees and expenses waived or borne by the Adviser          0.00%          0.00%       0.03%          0.02%          0.07%(d)
 Net expenses                                              0.95%(d)       0.95%       0.95%          0.95%          0.93%(d)
 Net investment income                                     0.38%(d)       0.86%       3.10%          5.44%          4.64%(d)
 Net assets, end of period (000 omitted)               $355,593       $359,888    $291,380       $199,993       $123,655

(1) Commenced operations on April 29, 1999.
(a) Amount less than $0.01 per share.
(b) Had the Adviser not waived or reimbursed a portion of the expenses, total return would have been reduced.
(c) Not annualized.
(d) Annualized.


--                                                                            --
16                                                                            17

Money Market Fund

NOTES TO FINANCIAL STATEMENTS
(Unaudited)

1. Significant Accounting Policies. Money Market Fund (the "Fund") is a separate series of CIGNA Funds Group, a Massachusetts business trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the Fund is to provide as high a level of current income as is consistent with the preservation of capital and liquidity and the maintenance of $1.00 per share net asset value. The Fund invests exclusively in short-term money market instruments. The Trust offers three classes of shares:
Institutional Class, Premier Class and Retail Class. Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including any applicable shareholder servicing fee or 12b-1 distribution fee). Shares of each class would receive their pro rata share of net assets of the Fund if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares. The Institutional Class has a separate transfer agent charge and no 12b-1 distribution fee or shareholder servicing fee. The Premier Class has a shareholder servicing fee. The Retail Class has a 12b-1 distribution fee and a shareholder servicing fee.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   A. Security Valuation -- The Fund's investments are valued at amortized cost, which the Board of Trustees has determined constitutes fair value and which, at June 30, 2003, approximates cost for federal income tax purposes.

   B. Security Transactions and Related Investment Income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income, which includes amortization of premium and accretion of discount, is recorded on


--
18

Money Market Fund

NOTES TO FINANCIAL STATEMENTS
(Unaudited) continued

   the accrual basis. Securities gains and losses are recognized on the specific cost identification basis.

   C. Federal Taxes -- For federal income tax purposes, the Fund is taxed as a separate entity. Its policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no federal income or excise taxes on realized income or net capital gains have been accrued. Distributions reported in the Statement of Changes in Net Assets from net investment income including short-term capital gains, and capital gains are treated as ordinary income and long-term capital gains, respectively, for federal income tax purposes.

   D. Dividends and Distributions -- Dividends from net investment income are declared and reinvested daily. Dividends and distributions are recorded by the Fund on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent that such differences are permanent, a reclassification to paid-in capital may be required.

2. Investment Advisory Fees and Other Transactions with Affiliates. Investment advisory fees are paid or accrued to TimesSquare Capital Management, Inc. ("TimesSquare"), certain officers and directors of which are affiliated with the Fund. Such advisory fees are based on an annual rate of 0.35% applied to the average daily net assets of the Fund. TimesSquare has voluntarily agreed to reimburse the Fund for any amount by which its expenses (including the advisory fee, but excluding interest, taxes, transaction costs incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) exceed 0.45% of average daily net assets for the Institutional Class, 0.70% of average daily net assets for the Premier Class, and 0.95% for the Retail Class, until April 30, 2004, and thereafter, to the extent described in the Fund's then current prospectus. TimesSquare retains


                                                                             --

Money Market Fund

NOTES TO FINANCIAL STATEMENTS
(Unaudited) continued

the ability to be repaid by the Fund if the Fund's expenses fall below the specified limit prior to the end of the fiscal year or within three years after TimesSquare waives management fees or reimburses Fund operating expenses. The Fund's remaining contingent liability and expiration dates are as shown below:

                      Remaining
                      Contingent         Expires during     Expires during
Class              Liability (000's)      2003 (000's)       2004 (000's)
--------------------------------------------------------------------------
Institutional             $ 87                 $19               $ 68
Retail                      83                   5                 78
Total                     $170                 $24               $146

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, other affiliated CIGNA Funds may invest their excess cash in the Fund. TimesSquare will waive the amount of its advisory fee for the affiliated Funds in an amount that offsets the amount of the advisory fees incurred by the Money Market Fund.

For administrative services, the Fund reimburses TimesSquare Capital Management, Inc. for a portion of the compensation and related expenses of the Trust's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. For the six months ended June 30, 2003, the Fund paid or accrued $106,090.

With respect to Retail Class shares, the Fund has adopted a Distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, which requires the payment of 0.25% annually of the average daily net assets to CIGNA Financial Services, Inc. ("CFS"), the Fund's distributor. The distribution fees received from the 12b-1 plan are used for services provided to the Retail Class and expenses primarily intended to result in the sale of such shares. Premier and Retail Class shares are also subject to a shareholder servicing fee payable to CFS equal to 0.25% annually of the average daily net assets of the Fund. The distribution and shareholder servicing fees will be waived as necessary to limit Premier and Retail Class expenses, as a percentage of average daily net assets, to the amounts described above until April 30, 2004, and thereafter to the extent described in the Fund's then current prospectus.


--
20

Money Market Fund

NOTES TO FINANCIAL STATEMENTS
(Unaudited) continued

TimesSquare and CFS are indirect, wholly-owned subsidiaries of CIGNA
Corporation.

3. Trustees' Fees. Trustees' fees represent remuneration paid or accrued to trustees who are not employees of CIGNA Corporation or any of its affiliates.

4. Capital Stock. The Fund is a separate series of the Trust, which offers an unlimited number of shares of beneficial interest, without par value. At June 30, 2003, affiliates of CIGNA Corporation owned 99.94% and 0.01% of the Institutional and Premier Classes, respectively.

--------------------------------------------------------------------------------

Money Market Fund is an open-end, diversified management investment company that invests in money market instruments. The investment adviser is TimesSquare Capital Management, Inc., 280 Trumbull Street, Hartford, Connecticut 06103. The Fund is distributed by CIGNA Financial Services, Inc., P.O. Box 150476, Hartford, Connecticut 06115-0476 (telephone: 1.888.CIGNA.FS or 1.888.244.6237).

TRUSTEES
Richard H. Forde
Managing Director, CIGNA Retirement & Investment Services and TimesSquare Capital Management, Inc.

Russell H. Jones
Senior Vice President, Chief Investment Officer and Treasurer, Kaman
Corporation

Paul J. McDonald
Special Advisor to Board of Directors, Friendly Ice Cream Corporation

Marnie Wagstaff Mueller
Diocesan Consultant, Episcopal Diocese of Connecticut

OFFICERS
Richard H. Forde
Chairman of the Board and President

Alfred A. Bingham III
Vice President and Treasurer

Jeffrey S. Winer
Vice President and Secretary

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CIGNA Financial Services
P.O. Box 150476 [bullet] Hartford, Connecticut 06115-0476 www.cigna.com [bullet] Member NASD/SIPC




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